American Independence Global Tactical Allocation Fund

Institutional Class Shares (Ticker Symbol: RMAIX)

Class A Shares (Ticker Symbol: AARMX)

Class C Shares (Ticker Symbol: ACRMX)

American Independence Kansas Tax-Exempt Bond Fund

Institutional Class Shares (Ticker Symbol: SEKSX)

Class A Shares (Ticker Symbol: IKSTX)

Class C Shares (Ticker Symbol: IKTEX)

Each a Series of American Independence Funds Trust

75 Virginia Rd., Box 14

North White Plains, New York 10603

(646) 747-3469

July 25, 2018

Dear Shareholder:

We are sending this information to you because you are a shareholder of any of the American Independence Global Tactical Allocation Fund and American Independence Kansas Tax-Exempt Bond Fund (each an “Existing Fund” and together, the “Existing Funds”), each a series of American Independence Funds Trust (“AIFT”). At the request of Manifold Fund Advisors, LLC, the Existing Funds’ current investment adviser (“Current Adviser”), and after careful consideration and analysis, the Board of Trustees of AIFT approved the reorganization (the “Reorganization”) of each of the Existing Funds into identically named, newly created series (each “New Fund” and together “New Funds”) of ALPS Series Trust (“AST”), subject to the approval of the shareholders of each Existing Fund.

The proposed Reorganization will not result in any material changes to any Existing Fund’s investment objective or principal investment strategies or fundamental investment restrictions. However, upon completion of the Reorganization, Manifold Partners, LLC, an affiliate of the Current Adviser, will be the new investment adviser for the New Funds (“New Adviser”) and Lee Capital Management, L.P. will be the new sub-adviser to the American Independence Global Tactical Allocation Fund. Carret Asset Management, LLC will continue be the sub-adviser to the American Independence Kansas Tax-Exempt Bond Fund.

A Special Meeting of Shareholders (“Special Meeting”) of each Existing Fund is to be held at 1:00 p.m. on August 24, 2018, at the offices of AIFT at 75 Virginia Road, Box 14, North White Plains, New York 10603, where shareholders of each Existing Fund will be asked to vote on the Reorganization of the Existing Fund into the corresponding New Fund. A Combined Proxy Statement and Prospectus (the “Proxy Statement”) regarding the Special Meeting, a proxy card for your vote at the Special Meeting, and a postage-prepaid envelope in which to return your proxy card are enclosed.

As explained in the enclosed information statement, upon satisfaction of the conditions set forth in the applicable Agreement and Plan of Reorganization (“Reorganization Plan”), your current shares in the applicable Existing Fund will be exchanged for corresponding shares of the corresponding New Fund at the closing of the Reorganization, provided, that Class C shares of each of the Existing Funds will be exchanged for load-waived Class A shares in the New Funds. If the parties comply with the terms of the Reorganization Plan and supply appropriate representation letters, the exchange is expected to be a tax-deferred reorganization under federal income tax laws. You may purchase and redeem shares of the Existing Funds in the ordinary course until the last business day before the closing, although Class C shares of the Existing Funds are no longer available for purchase. Purchase and redemption requests received after that time will be treated as purchase and redemption requests for shares of the corresponding New Fund received in connection with the Reorganization.

It is anticipated that, following the Reorganization, each New Fund’s net total annual operating expense ratio (after fee waivers and expense reimbursements) will be the same as or lower than the corresponding Existing Fund’s current net total annual operating expense ratio (after fee waivers and expense reimbursements) as a result of the New Adviser’s contractual obligation to cap each New Fund’s expenses. It is anticipated that the total operating expenses of each New Fund (before fee waivers and expense reimbursements) also will be lower than those of the applicable Existing Fund. As a result, the amount that the New Adviser will be required to waive and/or reimburse would be reduced or, perhaps, will be eliminated as the New Funds’ assets under management grow. No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the Reorganization. All expenses related to the Reorganization will be paid by the Advisor.

Shareholders of each Existing Fund will vote on the Reorganization of the applicable Existing Fund into the corresponding New Fund. If shareholders of an Existing Fund approve the Reorganization and certain other closing conditions are met, the Reorganization of such Existing Fund is expected to take effect immediately prior to the open of business (8:00 a.m. Eastern Time) on August 27, 2018. At that time, the shares of the Existing Fund that you currently own will, in effect, be exchanged on a tax-deferred basis for corresponding shares of the corresponding New Fund; provided, that Class C shares of each Existing Fund will be exchanged for load-waived Class A shares of each corresponding New Fund. Shares in the New Funds will have the same aggregate net asset value as that of your Existing Fund shares at the time of the Reorganization. Shares will be exchanged as follows:

American Independence Funds Trust		ALPS Series Trust
American Independence Global Tactical Allocation Fund	→	American Independence Global Tactical Allocation Fund
American Independence Kansas Tax-Exempt Bond Fund	→	American Independence Kansas Tax-Exempt Bond Fund

The Board of Trustees of American Independence Funds Trust has unanimously approved the proposed Reorganization, at the request of the Current Adviser, subject to approval by each Existing Fund’s shareholders.

More information on the New Funds, the reasons for the proposed Reorganization and projected benefits of the Reorganization are contained in the enclosed Proxy Statement. You should review the Proxy Statement carefully and retain it for future reference. Shareholder approval is required to affect the Reorganization, which is expected to close immediately prior to the open of business (8:00 a.m. Eastern Time) on August 27, 2018.

If you have questions, please contact the Existing Funds at 1-888-266-8787.

Sincerely,

Darlene T. DeRemer

President

American Independence Funds Trust

AMERICAN INDEPENDENCE FUNDS TRUST

American Independence Global Tactical Allocation Fund

American Independence Kansas Tax-Exempt Bond Fund

75 Virginia Rd., Box 14

North White Plains, New York 10603

(646) 747-3469

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD AUGUST 24, 2018

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (“Special Meeting”) of the American Independence Global Tactical Allocation Fund and American Independence Kansas Tax-Exempt Bond Fund (each an “Existing Fund” and together “Existing Funds”) is to be held at 1:00 p.m. on August 24, 2018, at the offices of American Independence Funds Trust (“AIFT”) at 75 Virginia Rd., Box 14, North White Plains, New York 10603.

At the Special Meeting, shareholders of each Exiting Fund will consider a proposal to approve an Agreement and Plan of Reorganization (“Reorganization Plan”) pursuant to which:

(i)	the American Independence Global Tactical Allocation Fund will transfer that portion of its assets attributable to its Institutional Class, Class A and Class C shares, respectively (in the aggregate of all of its assets) to an identically named, newly-created series (“New Global Tactical Allocation Fund”) of ALPS Series Trust (“AST”) in exchange for shares of the corresponding class of the New Global Tactical Allocation Fund; provided, that Class C shares will be exchanged for load-waived Class A shares in the New Global Tactical Allocation Fund; and

(ii)	the American Independence Kansas Tax-Exempt Bond Fund will transfer that portion of its assets attributable to its Institutional Class, Class A and Class C shares, respectively (in the aggregate of all of its assets) to an identically named, newly-created series (“New Kansas Bond Fund” and, together with the New Global Tactical Allocation Fund, each a “New Fund” and together, the “New Funds”) of AST in exchange for shares of the corresponding class of the New Kansas Bond Fund; provided, that Class C shares will be exchanged for load-waived Class A shares in the New Kansas Bond Fund.

Shares of each New Fund will be distributed proportionately to shareholders of the corresponding class of the corresponding Existing Fund; provided, that load-waived Class A shares in each New Fund will be distributed proportionately to Class C shareholders of the corresponding Existing Fund.

American Independence Fund Trust (Existing Funds)	ALPS Series Trust (New Funds)
American Independence Global Tactical Allocation Fund (Institutional Class, Class A and Class C Shares)	American Independence Global Tactical Allocation Fund (Institutional Class and Class A)
American Independence Kansas Tax-Exempt Bond Fund (Institutional Class, Class A and Class C Shares)	American Independence Kansas Tax-Exempt Bond Fund (Institutional Class and Class A)

i

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof. Shareholders of record of the shares of beneficial interest in each Existing Fund as of the close of business on July 16, 2018, are entitled to vote on the Reorganization of the Existing Fund at the Special Meeting or any adjournments or postponements thereof. If the necessary quorum to transact business is not obtained at the Special Meeting or if a quorum is obtained, but sufficient votes required to approve the Reorganization Plan are not obtained, the persons named as proxies on the enclosed proxy card may propose one or more adjournments or postponements of the Special Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposal. The meeting may be held as adjourned or postponed within a reasonable time after the date set for the original meeting without further notice and in accordance with applicable law. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the SEC, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules. Proxies containing “no” votes for the proposal will be cast against adjournment.

By order of the Board of Trustees of American Independence Funds Trust,

Darlene T. DeRemer

President

American Independence Funds Trust

July 25, 2018

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on August 24, 2018 or any adjournment or postponement thereof. This Notice and Combined Proxy Statement and Prospectus are available on the internet at https://www.proxyonline.com/docs/AmericanIndepence2018.pdf. On this website, you will be able to access this Notice, the Combined Proxy Statement and Prospectus, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

IMPORTANT — We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope, which requires no postage and is intended for your convenience. You also may vote in person at the time and at the address indicated on your proxy card; through the internet, by visiting the website address on your proxy card; or by telephone, by using the toll-free number on your proxy card. Your prompt vote may save the Existing Funds the necessity of further solicitations to ensure a quorum at the Special Meeting.

PLEASE VOTE THE ENCLOSED PROXY BALLOT CARD.

YOUR VOTE IS VERY IMPORTANT!

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and will avoid the time and expense to American Independence Funds Trust in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Each party must sign the proxy card. Each party should sign exactly as shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration Valid Signature

Corporate Accounts

(1)	ABC Corp.	ABC Corp.

(2)	ABC Corp.	John Doe, Treasurer

(3)	ABC Corp. c/o John Doe, Treasurer	John Doe

(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1)	ABC Trust	Jane B. Doe, Trustee

(2)	Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1)	John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2)	Estate of John B. Smith	John B. Smith, Jr., Executor

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on August 24, 2018 or any adjournment or postponement thereof. This Notice and Combined Proxy Statement and Prospectus are available on the internet at https://www.proxyonline.com/docs/AmericanIndepence2018.pdf. On this website, you will be able to access this Notice, the Combined Proxy Statement and Prospectus, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

AMERICAN INDEPENDENCE FUNDS TRUST

American Independence Global Tactical Allocation Fund

American Independence Kansas Tax-Exempt Bond Fund

75 Virginia Rd., Box 14

North White Plains, New York 10603

(646) 747-3469

QUESTIONS & ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Dated: July 25, 2018

Question: What is this document and why did you send it to me?

Answer: The attached document is a proxy statement for the American Independence Global Tactical Allocation Fund and American Independence Kansas Tax-Exempt Bond Fund (each an “Existing Fund” and together the “Existing Funds”), and a prospectus for shares of each identically named, newly-created series (each a “New Fund” and together the “New Funds”) of ALPS Series Trust (“AST”). The purpose of this Combined Proxy Statement and Prospectus (“Proxy Statement”) is to solicit votes from shareholders of the Existing Funds to approve the proposed reorganization of each Existing Fund into the corresponding New Fund (the “Reorganization”) as described in each applicable Agreement and Plan of Reorganization (each a “Reorganization Plan”) by and among American Independence Funds Trust (“AIFT”)”), on behalf of each applicable Existing Fund, AST, on behalf of each applicable New Fund, Manifold Partners, LLC, the investment adviser for the New Funds (“New Adviser”).

The Proxy Statement contains information that shareholders of the Existing Fund should know before voting on the Reorganization. The Proxy Statement should be reviewed and retained for future reference.

Question: What is the purpose of the Reorganization?

Answer: The primary purpose of the Reorganization is to move your Existing Fund from its existing trust to another multi-series trust – AST – which Manifold Fund Advisors, LLC, the investment adviser to the Existing Funds (“Current Adviser”) believes will allow the New Fund to (i) lower total net annual fund operating expenses and the potential for even lower total net annual fund expenses if the assets of the Funds grow as expected; and (ii) be part of a series of a stable fund family with significantly greater asset under management than those in AIFT and potential economies of scale. Shareholders are expected to benefit accordingly and enjoy an improvement in the level and quality of services provided to shareholders and the Funds.

The New Adviser has negotiated services for the New Funds with third-party service providers within AST, which the New Adviser believes are more favorable in terms of cost, expertise, completeness, and efficiency than those currently provided to the Existing Funds within AIFT and their shareholders. Following the Reorganization, third-party service providers for the New Funds will be: ALPS Fund Services, Inc. (accounting, administrative, transfer agency, dividend disbursing agency, and shareholder servicing agency) (“ALPS”) and ALPS Distributors, Inc. (distributor). INTRUST Bank, NA, will continue to serve as each Fund’s custodian. In addition, the New Funds will be overseen by a different Board of Trustees and will have different officers, including a new President, Secretary, Treasurer, and Chief Compliance Officer.

The Current Adviser believes that, following the proposed Reorganization, each New Fund’s net total annual expense ratio (after fee waivers and expense reimbursements) will be the same as or lower than each corresponding Existing Fund’s current net total annual expense ratio (after fee waivers and expense reimbursements). In addition, the Current Adviser believes that the net total operating expenses of each New Fund (before fee waivers and expense reimbursements) will be lower than those of each corresponding Existing Fund. As a result, the amount that the New Adviser will be required to waive and/or reimburse would be reduced.

The Current Adviser recommends that each Existing Fund be reorganized as a series of AST.

Question: How will the Reorganization work?

Answer: To reorganize each Existing Fund as a series of AST, a new fund with substantially the same investment objective and investment strategies as each Existing Fund, referred to as a “New Fund,” has been created as a new series of AST. If shareholders of an Existing Fund approve the Reorganization Plan, such Existing Fund will transfer that portion of its assets attributable to each class of its shares (Institutional Class, Class A and Class C for the Existing Funds) (in aggregate, all of its assets) to the corresponding New Fund in exchange for shares of each corresponding class of each New Fund; provided, that Class C shares of each Existing Fund will be exchanged for load-waived Class A shares in the corresponding New Fund (“Reorganization Shares”) and each New Fund’s assumption of all of the applicable Existing Fund’s liabilities. Each New Fund will issue Reorganization Shares with an aggregate net asset value (“NAV”) equal to the aggregate value of the assets that it receives from the corresponding Existing Fund, less the liabilities it assumes from such Existing Fund. Each class of Reorganization Shares will be distributed to the shareholders of the corresponding class of the corresponding Existing Fund (in liquidation of such Existing Fund) in proportion to their holdings in such class of such Existing Fund; provided, that load-waived Class A shares in each New Fund will be distributed to Class C shareholders of the corresponding Existing Fund. After the Reorganization is complete, shareholders of each Existing Fund will be shareholders of the corresponding New Fund, and each Existing Fund will wind down its business and affairs and will be dissolved.

Please refer to the Proxy Statement for a detailed explanation of the proposal. If the Reorganization Plan is approved by shareholders of the applicable Existing Fund at the Special Meeting of Shareholders (“Special Meeting”), the Reorganization presently is expected to be effective immediately prior to the open of business (8:00 a.m. Eastern Time) on August 27, 2018 (“Effective Time”).

Question: How will the Reorganization affect me as a shareholder?

Answer: If you are a shareholder of an Existing Fund, you will become a shareholder of the same class of shares of the corresponding New Fund; provided, that, if you are a Class C shareholder of an Existing Fund, you will become a Class A shareholder of the corresponding New Fund. Except with respect to the Class C shares, the New Fund shares that you receive immediately following the Reorganization will be of the same class and have a total NAV equal to the total NAV of the shares you held in the applicable Existing Fund as of the Effective Time. The Reorganization will not affect the value of your investment at the time of the Reorganization. The Reorganization is expected to be tax-deferred to each Existing Fund and its shareholders.

The Reorganization will not shift day-to-day portfolio management responsibility for the Funds. The New Adviser will be the investment adviser for the New Funds and the Chief Investment Officer and Portfolio Manager of Current Adviser, Charles McNally, will hold the same position with the New Adviser. The portfolio manager or the portfolio management team that are responsible for managing each Existing Fund will continue to manage the New Funds. However, for the American Independence Global Tactical Allocation Fund, Lee Capital Management, L.P. will serve as the Sub-Adviser for the Fund and their portfolio management team will be co-portfolio managers of the Funds along with Mr. McNally. The investment objective and strategies of each New Fund will be substantially the same as the investment objective and strategies of the corresponding Existing Fund.

v

The Reorganization will affect certain service providers to the Existing Funds as follows:

	Existing Funds, each a series of	New Funds, each a series of
Service Providers	American Independence Funds Trust	ALPS Series Trust
Investment Adviser	Manifold Fund Advisors, LLC	Change –Manifold Partners, LLC
Sub-Advisers	American Independence Global Tactical Allocation Fund, no sub-adviser	Change American Independence Global Tactical Allocation Fund, sub-advised by Lee Capital Management, L.P.
Sub-Advisers	American Independence Kansas Tax-Exempt Bond Fund, sub-advised by Carret Asset Management, LLC	No Change American Independence Kansas Tax-Exempt Bond Fund, sub-advised by Carret Asset Management, LLC
Distributor & Principal Underwriter	Matrix 360 Distributors	Change – ALPS Distributors, Inc.
Custodian	INTRUST Bank N.A.	No Change – INTRUST Bank N.A.
Transfer Agent & Dividend Disbursing Agent	Boston Financial Data Services	Change – ALPS Fund Services, Inc
Accounting Agent	UMB Fund Services	Change – ALPS Fund Services, Inc.
Administrator	Manifold Advisors, LLC	Change – ALPS Fund Services, Inc.
Accountant	Grant Thornton LLP	Change – Cohen & Company, Ltd.

The Reorganization will move the assets of each Existing Fund from AIFT, a Delaware business statutory trust, to the corresponding New Fund, each a series of AST, also a Delaware business statutory trust. In conjunction with the Reorganization, the New Funds will operate under the supervision of a different Board of Trustees. Both AIFT and AST are governed by an agreement and declaration of trust and by-laws. The differences between the organizational documents of each of AIFT and AST are immaterial with respect to operation of the Funds. The most significant difference between the two Trusts is that each is overseen by a different Board and will have different officers, including a new President, Secretary, Treasurer and Chief Compliance Officer. More discussion on the Delaware business statutory trusts is below under “Form of Organization” in the Proxy Statement.

Question: Who will manage the New Funds?

Answer: Manifold Partners, LLC (“New Adviser”) will be primarily responsible for overseeing the management of the New Funds. The sub-adviser and portfolio managers who are primarily responsible for the day-to-day portfolio management of the American Independence Kansas Tax-Exempt Fund will manage that New Fund through new sub-advisory agreements with the respective New Adviser and New Fund. The sub-adviser of the American Independence Kansas Tax-Exempt Fund has been serving as sub-adviser to that Existing Fund since inception.

With respect to the American Independence Global Tactical Allocation Fund, Mr. Charles McNally, who is jointly employed by the Fund’s Current Adviser and the New Adviser, will continue to serve as Co-Portfolio Manager for the American Independence Global Tactical Allocation Fund. In addition, Fund will have a new sub-adviser, Lee Capital Management, L.P. (“Lee Capital Management”) and two additional Co-Portfolio Managers who are employed by Lee Capital Management. The three Co-Portfolio Managers will be responsible for the day-to-day management of the American Independence Global Tactical Allocation Fund.

As of April 1, 2018, the New Adviser had approximately $32 million in client assets under management, all managed on a discretionary basis; Lee Capital Management, L.P. had approximately $202 million in client assets under management, all managed on a discretionary basis; and Carret Asset Management, LLC had approximately $1.6 billion in client assets under management, all managed on a discretionary basis.

Question: How will the Reorganization affect the fees and expenses I pay as a shareholder of a Fund?

Answer: It is anticipated that each New Fund’s total annual fund operating expenses following the Reorganization will be slightly lower than each Existing Fund’s current total annual fund operating expenses. In addition, as a result of the New Adviser’s agreement to contractually waive its fees and assume other expenses to cap each New Fund’s total annual operating expenses, as described below, the New Funds’ net expense ratios (after fee waivers/expense reimbursements) are expected to be lower than the current total annual fund operation expenses.

The Current Adviser has voluntarily agreed to reduce its fees and/or absorb expenses of each Existing Fund, through at least the closing of the Reorganization transaction, to ensure that the net annual fund operating expenses after fee waiver and/or reimbursement (excluding taxes. brokerage commissions, interest on borrowings, acquired fund fees and expenses, extraordinary expenses, short sale dividend and interest expenses, the cost of liability insurance coverage for AIFT and its board members and officers, and non-Reorganization-related legal fees and expenses of Independent Trustee counsel) do not exceed:

Fund	Class A	Class C	Institutional Class
American Independence Global Tactical Allocation Fund	1.33%	1.95%	0.95%
American Independence Kansas Tax-Exempt Bond Fund	0.87%	1.48%	0.48%

The New Adviser has agreed to contractually agreed, pursuant to an Expense Limitation Agreement, to reduce its fees and/or absorb expenses of each New Fund through January 31, 2021 to ensure that the total net annual fund operating expenses after fee waiver and/or reimbursement (exclusive of interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, distribution services fees (i.e., Rule 12b-1 fees), shareholder service fees, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business) so that the total net annual fund operating expenses do not exceed pursuant to an Expense Limitation Agreement.

Fund	Class A	Institutional Class
American Independence Global Tactical Allocation Fund	0.95%	0.95%
American Independence Kansas Tax-Exempt Bond Fund	0.48%	0.48%

The current voluntary expense caps imposed by the Current Adviser can be terminated or changed by the Current Adviser without approval of the Board of Trustees of AIFT. The contractual Expense Limitation Agreement agreed to by the New Adviser can be terminated only by, or with the consent of, the Board of Trustees of AST. The New Adviser shall be permitted to recover fees and expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of (1) the contractual expense limit in effect at the time the New Adviser waives or limits the Fund’s expenses or (2) the contractual expense limit in effect at the time the New Adviser seeks to recover the Fund expenses it waived and/or limited; provided, however, that the Fund will not be obligated to pay any such reduced fees and expenses more than three years after the date on which the fee and expense was reduced.

Question: Will the Reorganization result in any federal income taxes?

Answer: Neither the Existing Funds nor their shareholders are expected to recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization. If the parties comply with the terms of each applicable Reorganization Plan and supply appropriate representation letters, AIFT and AST will receive an opinion, based upon such representation letters and based upon certain assumptions, that the Reorganization is a tax-deferred reorganization under federal income tax laws. Shareholders should consult their tax advisor about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only.

Question: Will I be charged a sales charge or contingent deferred sales charge (CDSC) as a result of the Reorganization?

Answer: No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the Reorganization.

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that a quorum and sufficient votes are present at the Special Meeting so that the proposal to approve each applicable Reorganization Plan can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote. Your vote is very important to us regardless of the number of shares you own.

Question: Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer: All expenses related to the Special Meeting and the Reorganization will be paid by the Current Adviser. Please see “VOTING INFORMATION – Solicitation of Proxies” in the accompanying Joint Proxy Statement / Prospectus for additional information.

Question: What will happen if a Reorganization Plan is not approved by shareholders?

Answer: If shareholders of an Existing Fund do not approve the applicable Reorganization Plan, the Reorganization of such Fund will not take effect and the Board of Trustees of AIFT will consider what action as it deems would be in the best interests of such Existing Fund and its shareholders, including the possibility of liquidating such Existing Fund

Question: How do I vote my shares?

Answer: You can vote your shares by mail, telephone or internet by following the instructions on the enclosed proxy card. You may also vote your shares in person by personally attending the meeting on August 24, 2018 at the offices of AIFT at 75 Virginia Rd., Box 14, North White Plains, New York 10603.

Question: Who do I call if I have questions?

Answer: If you have any questions about the Reorganization, Reorganization Plan, this Proxy Statement or the proxy card, please do not hesitate to call 1-888-628-8208.

COMBINED PROXY STATEMENT/PROSPECTUS

July 25, 2018

FOR THE REORGANIZATION OF

American Independence Global Tactical Allocation Fund

American Independence Kansas Tax-Exempt Bond Fund

(each a series of American Independence Funds Trust)

75 Virginia Rd., Box 14

North White Plains, New York 10603

(646) 747-3469

IN EXCHANGE FOR SHARES OF

American Independence Global Tactical Allocation Fund

American Independence Kansas Tax-Exempt Bond Fund

(each a series of ALPS Series Trust)

1290 Broadway, Suite 1100

Denver, Colorado 80203

(303) 623-2577

This Combined Proxy Statement and Prospectus (“Proxy Statement”) is a proxy statement for the Existing Funds (as defined below) and a prospectus for the New Funds (as defined below). This Proxy Statement contains information you should know before voting on the following proposal with respect to the Existing Funds, as indicated below. Please read this Proxy Statement and keep it for future reference.

Proposal: To approve:

(i)	an Agreement and Plan of Reorganization (“Global Tactical Allocation Fund Plan”) by and among American Independence Funds Trust on behalf of its series the American Independence Global Tactical Allocation Fund (“Existing Global Tactical Allocation Fund”), ALPS Series Trust (“AST”), on behalf of its identically-named series (“New Global Tactical Allocation Fund”) and Manifold Partners LLC (“New Adviser”); and

(ii)	an Agreement and Plan of Reorganization (“Kansas Bond Fund Plan” and, together with the Global Tactical Allocation Fund Plan, each a “Reorganization Plan” and together, “Reorganization Plans”) by and among American Independence Funds Trust on behalf of its series the American Independence Kansas Tax-Exempt Bond Fund (“Existing Kansas Bond Fund” and, together with the Existing Global Tactical Allocation Fund, each an “Existing Fund” and together, “Existing Funds”), AST, on behalf of its identically-named series (“New Kansas Bond Fund” and, together with the New Global Tactical Allocation Fund, each a “New Fund” and together, “New Funds”) and the New Adviser.

Under each Reorganization Plan, the applicable Existing Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the corresponding New Fund in exchange for shares of each corresponding class of such New Fund (provided, that Class C shares of each Existing Fund will be exchanged for load-waived Class A shares of the corresponding New Fund) and the assumption by such New Fund of all of the liabilities of the corresponding Existing Fund. Shares of each New Fund will be distributed proportionately to shareholders of the relevant class of the applicable Existing Fund; provided, that load-waived Class A shares of each New Fund will be distributed proportionately to the Class C shareholders of the corresponding Existing Fund (“Reorganization”).

The Proposal will be considered at a special meeting of shareholders (“Special Meeting”) to be held at the offices of American Independence Funds Trust, 75 Virginia Rd., Box 14, North White Plains, New York 10603, on August 24, 2018 at 1:00 p.m.

American Independence Funds Trust (“AIFT”) is an open-end management investment company organized as a Delaware business statutory trust. AST is an open-end management investment company organized as a Delaware business statutory trust. Manifold Fund Advisors, LLC (“Current Adviser”) is the investment adviser for the Existing Funds. The New Adviser, an affiliate of the Current Adviser, will be the investment adviser for the New Funds and will be responsible for providing investment advisory and portfolio management services to the New Funds following the completion of the Reorganization. In addition, following the completion of the Reorganization, Lee Capital Management, L.P. will be the sub-adviser to the New Global Tactical Allocation Fund, and Carret Asset Management, LLC will be the sub-adviser to the New Kansas Bond Fund.

If you need additional free copies of this Proxy Statement, please contact the Existing Fund at 1-888-266-8787 or in writing at 75 Virginia Rd., Box 14, North White Plains, New York 10603. Additional copies of this Proxy Statement will be delivered to you promptly upon request. For a free copy of the Existing Fund’s annual report for the fiscal year ended October 31, 2017, please contact the Existing Fund at 1-888-266-8787 or in writing at 75 Virginia Rd., Box 14, North White Plains, New York 10603.

How the Reorganization Will Work:

•	Each Existing Fund will transfer all of its assets to the corresponding New Fund in exchange for shares of such New Fund (“Reorganization Shares”) and the assumption by such New Fund of all of the Existing Fund’s liabilities.

•	Each New Fund will issue Reorganization Shares with an aggregate net asset value (“NAV”) equal to the aggregate value of the assets that it receives from the corresponding Existing Fund, less the liabilities it assumes from such Existing Fund. Each class of Reorganization Shares will be distributed to the shareholders of the corresponding class of such Existing Fund (in liquidation of such Existing Fund) in proportion to their holdings in such class of such Existing Fund; provided, that Class C shareholders of the Existing Funds will receive load-waived Class A shares in the corresponding New Funds.

•	After the Reorganization is complete, shareholders of each Existing Fund will be shareholders of the corresponding New Fund, and each Existing Fund will wind down its business and affairs and will be dissolved.

The Current Adviser and the Board of Trustees of American Independence Funds Trust (“AIFT Board”) considered the proposed Reorganization, and, after careful consideration, the Board approved the Reorganization based upon the Current Adviser’s recommendation. A copy of the form of each Reorganization Plan is attached to this Proxy Statement as Appendix A. As further described later in this Proxy Statement, each Reorganization Plan is required to be approved by a majority of the shares represented at that meeting, either in person or by proxy. Accordingly, shareholders of each Existing Fund are being asked to vote on and approve each applicable Reorganization Plan.

Each Existing Fund’s Prospectus dated March 1, 2018 and Annual Report to Shareholders for the fiscal year ended October 31, 2017, containing audited financial statements, have been previously mailed to shareholders. Copies of these documents are available upon request and without charge by writing to AIFT at 75 Virginia Rd., Box 14, North White Plains, New York 10603, through the Internet at www.americanindependence.com or by calling 1-888-266-8787.

The following documents have been filed with the U.S. Securities and Exchange Commission (the “SEC”) and are incorporated by reference in this Proxy Statement:

•	The Prospectus and Statement of Additional Information for each Existing Fund dated March 1, 2018 are incorporated by reference to Post-Effective Amendment No. 130 to AIFT’s Registration Statement on Form N-1A (File No. 811-21757), filed with the SEC on February 28, 2018.

•	The Report of the Independent Registered Public Accounting Firm for and audited financial statements of the Existing Funds is incorporated by reference to the Annual Report of the Existing Funds for the fiscal year ended October 31, 2017, filed on Form N-CSR (File No. 811-21757) with the SEC on January 4, 2018.

•

The Semi-Annual Report of the Existing Funds is incorporated by reference to the Semi-Annual Report of the Existing Funds for the six months ended April 30, 2018, filed on Form N-CSR (File No. 811-21757) with the SEC on July 6, 2018.

This Proxy Statement will be mailed on or about July 30, 2018 to shareholders of record of the Existing Funds as of July 16, 2018 (“Record Date”).

Copies of these materials and other information about AST, the Existing Funds and the New Funds are available upon request and without charge by writing to the address below or by calling the telephone numbers listed as follows:

For inquiries regarding the Existing Funds:	For inquiries regarding the New Funds:

American Independence Global Tactical Allocation Fund American Independence Kansas Tax-Exempt Bond Fund P.O. Box 8045 Boston, MA 02266-8045 1-888-266-8787 http://americanindependence.com/

American Independence Global Tactical Allocation Fund

American Independence Kansas Tax-Exempt Bond Fund

c/o ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

1-833-287-7933

http://americanindependence.com/

Shareholder approval is required to effect the Reorganization. The Special Meeting is scheduled for August 24, 2018. If you are unable to attend the Special Meeting, please complete and return the enclosed Proxy Card by August 24, 2018.

The Board of Trustees of AIFT has unanimously approved the Proposal and requests shareholders of the Existing Funds approve the Proposal.

The SEC has not approved or disapproved the New Funds’ shares to be issued in the Reorganization nor has it passed on the accuracy or adequacy of this Proxy Statement. Any representation to the contrary is a criminal offense.

Table of Contents

SUMMARY	5
REORGANIZATION PROPOSAL	5
INFORMATION ABOUT THE REORGANIZATION	55
ADDITIONAL INFORMATION ABOUT THE REORGANIZATION	59
VOTING INFORMATION	70
INFORMATION ABOUT THE EXISTING FUND AND NEW FUND	72
LEGAL MATTERS	73
EXPERTS	73
OTHER MATTERS	74
Appendix A	A-1
Appendix B	B-1
Appendix C	C-1
Appendix D	D-1

SUMMARY

This Proxy Statement is being used by the Existing Funds to solicit proxies to vote at the Special Meeting and any adjournments or postponements thereof. The following is a summary of more complete information appearing later in this Proxy Statement or incorporated herein. You should read carefully the entire Proxy Statement, including the Reorganization Plan for each Existing Fund, the form of which is attached as Appendix A, because it contains details that are not in the summary.

Under each Reorganization Plan, each Existing Fund would be reorganized into a newly created series of AST (“Reorganization”). Each New Fund was created solely for the purpose of acquiring and carrying on the business of the applicable Existing Fund and will not engage in any operations prior to the Reorganization other than in connection with organizational activities. If shareholders of each Existing Fund approve the applicable Reorganization Plan, each Existing Fund will transfer all of its assets to the corresponding New Fund in exchange for shares of such New Fund (referred to as the Reorganization Shares) and such New Fund’s assumption of the corresponding Existing Fund’s liabilities. Each Reorganization Plan further provides that the Existing Fund will then distribute each class of Reorganization Shares, as it relates to the Existing Funds, received from the corresponding New Fund to the shareholders of the corresponding class of the corresponding Existing Fund in proportion to their holdings in such class of such Existing Fund; provided, that Class C shareholders of an Existing Fund will received their proportional share of load-waived Class A shares of the corresponding New Fund. The Reorganization, if approved by shareholders, is expected to take place immediately prior to the open of business (8:00 a.m. Eastern Time) on August 27, 2018, although that date may be adjusted in accordance with the terms of the Reorganization Plan.

The Reorganization is expected to be a tax-deferred reorganization for federal income tax purposes under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”). For information on the tax consequences of the Reorganization, see the section titled “Information about the Reorganization – Federal Income Tax Consequences” in this Proxy Statement.

The AIFT Board has fixed the close of business on July 16, 2018 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Special Meeting and any adjournments and postponements thereof. In considering whether to approve the Reorganization, you should review the information in this Proxy Statement.

REORGANIZATION PROPOSAL

Comparison of the Existing Funds’ and the New Funds’ Investment Objectives, Strategies and Risks.

Each Existing Fund and the corresponding New Fund have substantially the same investment objectives and strategies, which are presented below. Each New Fund has been created as a new series of AST solely for the purpose of acquiring the corresponding Existing Fund’s assets and continuing its investment business and will not conduct any investment operations until after the closing of the Reorganization. For a comparison of each Existing Fund’s and the corresponding New Fund’s investment limitations, please see the section “Additional Information about the Existing Funds and the New Funds—Comparison of Investment Limitations,” below.

Investment Objective

Global Tactical Allocation Fund:

The Existing Global Tactical Allocation Fund and the New Global Tactical Allocation Fund share substantially the same investment objective:

Existing Global Tactical Allocation Fund	New Global Tactical Allocation Fund
To provide long-term capital appreciation while providing lower than average risk.	To provide long-term capital appreciation.

Kansas Bond Fund:

The Existing Kansas Bond Fund and the New Kansas Bond Fund share the same investment objective:

Existing Kansas Bond Fund	New Kansas Bond Fund
To preserve capital while producing current income for the investor that is exempt from both federal and Kansas state income taxes.	Identical.

Principal Investment Strategies

A discussion regarding certain principal investment strategies of the Existing Funds and the New Funds is set forth below. The principal investment strategies of the New Global Tactical Allocation Fund are substantially the same to those of the Existing Global Tactical Allocation Fund, as described more fully below. The principal investment strategies of the New Kansas Bond Fund are identical to those of the Existing Kansas Bond Fund, as described more fully below.

Global Tactical Allocation Fund:

Existing Global Tactical Allocation Fund	New Global Tactical Allocation Fund
The Fund seeks long-term capital appreciation while providing lower than average risk by diversifying the portfolio across several different asset classes which have low, or negative, correlations to one another. By having a portfolio with multiple asset classes with differing correlations, the total volatility of the portfolio is expected to be lower than some, or all, of the underlying asset classes if they were held individually. Also, the use of cash as a tactical asset class during times of high market volatility is intended to further help reduce the risk of the portfolio.

The Fund seeks long-term capital appreciation while providing lower than average risk by diversifying the portfolio across several different asset classes which have low, or negative, correlations to one another. By having a portfolio of global equity and fixed income, we expect the volatility of this balanced portfolio approach to be less volatile over time than a 100% global equity portfolio. Also, the use of cash as a tactical asset class during times of high market volatility is intended to further help reduce the risk of the portfolio.

The Fund seeks long-term appreciation by investing in exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”), listed on U.S. exchanges, representing three major asset classes: equities, fixed income, and alternative investments, in both developed and emerging market countries. The Fund treats cash equivalents as a tactical asset class and has the ability to fully invest in cash or cash equivalents as a potential defense against volatile market downturns or as a temporary investment in times of general market volatility. Allocations within each asset class are based on a macro, top-down approach focusing on fundamental credit-driven research and data to measure risk of each holding and the portfolio as a whole.

The Fund seeks long-term appreciation by investing primarily in exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”), listed on U.S. exchanges, representing two major asset classes: equities and fixed income, in both developed and emerging market countries. The Fund will not invest in levered, inverse, or active ETFs. The Fund treats cash equivalents as a tactical asset class and has the ability to fully invest in cash or cash equivalents as a potential defense against volatile market downturns or as a temporary investment in times of general market volatility. Allocations within each asset class are based on a macro, top-down approach focusing on quantitative research and data to measure risk of each holding and the portfolio as a whole. The investment process for the Fund is based on mathematical formulas that use data points, such as asset prices, to determine the weights for each asset held by the Fund.

Under normal market conditions, the Fund intends to invest in the following manner:

•    At least 80% (and generally as close to 100% as practical) of the Fund’s net assets, plus borrowings for investment purposes, will be invested in equities, fixed income, and alternative investments in ETFs and ETNs listed on U.S. exchanges, representing both developed and emerging market countries; and

•   Up to 20% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in fixed income ETFs or ETNs, listed on U.S. exchanges, representing both developed and emerging market countries, with varying maturities and credit qualities including high yield securities (commonly known as junk bonds).

Under normal market conditions, the Fund intends to invest at least 80% (and generally as close to 100% as practical) of the Fund’s net assets, plus borrowings for investment purposes, in equities and fixed income securities indirectly through ETFs and ETNs, listed on U.S. exchanges, representing both developed and emerging market countries, including ETFs and ETNs holding fixed income securities having varying maturities and credit qualities including high yield securities (commonly known as junk bonds).

Under normal market conditions, the Fund expects to be exposed approximately 60% to global equity markets and approximately 40% to global fixed income markets. The maximum allocation to global equities is 90% and the maximum allocation to fixed income markets is 60%. The Fund has no targets or limitations on the duration or maturity of the fixed income portion of the portfolio. Duration and maturity decisions about the fixed income portion of the portfolio will be made by the advisers to the underlying ETFs and ETNs. The Fund expects these securities to experience durations of approximately 5-7 years, although these ranges may vary from time-to-time.

The Fund is a “fund of funds”. The term “fund of funds” is typically used to describe mutual funds whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds. The Fund is best suited for long-term investors.

The Fund is a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds. Although the Fund invests primarily in ETFs and ETNs, it may also invest in shares of other types of registered investment companies, including money market funds, and global fixed income funds. The Fund is best suited for long-term investors.

In addition to investing primarily in ETFs, the Fund may also invest in short-term money market securities, cash, money market mutual funds and Treasury Bills for temporary purposes.	Identical.

Main types of securities the Fund may hold:

•    ETFs and ETNs; to the extent the Fund invests in ETFs and ETNs the Fund will bear the proportionate share of the underlying expenses of the ETF or ETN

•   Short-term money market securities, including cash, money market mutual funds and Treasury Bills.

Identical.

N/A	The Fund will invest, through the ETFs and ETNs, under normal market conditions, in at least three different countries, and invest at least 40% of its assets outside the United States or, if conditions are not favorable, invest at least 30% of its assets outside the United States.

Kansas Bond Fund:

Existing Kansas Bond Fund	New Kansas Bond Fund
The Fund seeks to preserve capital while producing current income for the investor that is exempt from both federal and Kansas state income taxes by investing in bonds issued by Kansas municipalities.	Identical.

Under normal market conditions:

•    The Fund will invest in municipal bonds with maturities ranging up to 20 years and which are rated, at time of purchase, investment grade (rated Baa/BBB or better, as rated by a nationally recognized statistical rating organization, such as Moody’s Investors Service Inc. (‘‘Moody’s’’), Standard & Poor’s Corporation (‘‘S&P’’), or Fitch Ratings Ltd. (‘‘Fitch’’), or which are unrated and determined by the Fund’s Sub-Adviser to be of comparable quality);

•    The Fund will maintain a dollar weighted average portfolio maturity between 7 and 12 years;

•    At least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in municipal bonds which produce interest that is exempt from federal income tax and, in the opinion of bond counsel of the issuer of Kansas obligations, is exempt from Kansas state income taxes; and

•    At least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in securities the income from which is not subject to the alternative minimum tax (“AMT”).

Identical.

Main types of securities in which the Fund may invest:

•    Municipal securities from the State of Kansas

•    Municipal securities from other states and U.S. territories and possessions

•   Short-term money market securities, including cash and money market mutual funds

Main types of securities in which the Fund may invest:

•    Municipal securities from the State of Kansas

•    Municipal securities from other states and U.S. territories and possessions

•    Short-term money market securities, including cash and money market mutual funds

The Fund will invest primarily in general obligation and revenue bonds. If any security held by the Fund falls below investment grade, the Fund will put the security on its credit watch list and will generally sell the security within 90 days of such credit downgrade. The Fund does intend to principally invest in any particular sector of the municipal bond market.

The Fund will invest almost exclusively in Kansas-based securities, and may also invest in obligations of the United States government and its agencies and instrumentalities. The Fund does intend to invest in securities issued by territories or possessions of the United States.

The Fund’s buy discipline is determined by the investment mandate, as well as metrics including; duration, rating, coupon, and sector/industry. After an approved universe of bonds is identified, the portfolio managers/analysts identify specific bond issues. Each credit is analyzed to determine its credit-worthiness and risk profile prior to a buy decision.

The Fund’s sell discipline takes into consideration bonds that fall in credit quality or that are viewed as having downward pricing risk. Bonds in industries that are perceived to be undergoing significant changes may result in a deteriorating financial condition. The sell discipline is also designed to alter the complexion of portfolios as portfolio managers strategically decide to change duration, credit quality, cash flows, etc.

Principal Risks

A discussion regarding certain principal risks of investing in the Existing Funds and the New Funds is set forth below. Each Existing Fund’s and New Fund’s principal risks are substantially the same, except as noted below.

Global Tactical Allocation Fund:

Existing Global Tactical Allocation Fund	New Global Tactical Allocation Fund
Asset Allocation Risk. The Fund’s investment performance depends on how its assets are allocated and reallocated. A principal risk of investing in the Fund is that the Adviser may make less than optimal or poor asset allocation decisions. The Adviser employs an active approach to allocation among asset classes, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the Adviser will focus on an investment that performs poorly or underperforms other investments under various market conditions.

Asset Allocation Risk. The Fund’s investment performance depends on how its assets are allocated and reallocated. A principal risk of investing in the Fund is that the Sub-Adviser may make less than optimal or poor asset allocation decisions. The Sub-Adviser employs an active approach to allocation among asset classes, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the Sub-Adviser will focus on an investment that performs poorly or underperforms other investments under various market conditions.

Commodities Risk. Investments in ETFs that invest in commodities, such as gold, or in commodity-linked instruments, will subject the portion of the Fund’s portfolio that invest in such ETFs to volatility that may also deviate from price movements in equity and fixed income securities. If commodities or commodity-linked gains comprise a large-enough proportion of total portfolio gains for the fiscal year, the Fund may be subject to adverse tax consequences.	Deleted.
Depositary Receipts Risk. None.	Depositary Receipts Risk. Investments indirectly in depositary receipts involve risks similar to those accompanying direct investments in foreign securities. Unsponsored depositary receipts are organized independently, without the cooperation of the issuer of the underlying securities. Therefore, there is risk involved in investing in unsponsored depositary receipts, as there may be less information available about the underlying issuer than there is about an issuer of sponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than those of sponsored depositary receipts. Even where they are denominated in U.S. dollars, depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency. Please see “Foreign Currency Risk” below under “Foreign Securities Risk”.

Equity Securities Risk. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.	Equity Securities Risk. The Fund will invest in directly and indirectly equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally volatile and riskier than some other forms of investment. Common stock prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being. Preferred stocks are typically subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income. As well as the risks associated with common stocks, preferred stocks will be subject to greater credit risk than the debt instruments to which they are subordinate. Convertible stock is subject to the risks of both debt securities and equity securities. The value of convertible stock tends to decline as interest rates rise and, due to the conversion feature, to vary with fluctuations in the market value of the underlying equity security.

ETF Risks. The following are various types of risks to which the Fund is subject, based on the types of ETFs in which the Fund will be investing:

•    General ETF Risk. The cost to a shareholder of investing in the Fund that invests primarily in ETFs may be higher than the cost of investing directly in ETF shares and may be higher than other mutual funds that invest directly in the types of securities held by the ETFs. Shareholders will indirectly bear the proportionate fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. Because the value of ETF shares depends on the demand in the market, the Fund may not be able to liquidate its holdings at the price it desires or at most optimal time, which may adversely affect the Fund’s performance.

•    Tracking Error Risk. ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

Identical, except “Tax Risk” has been removed, and the following risks have been added to the end of “General ETF Risk”:

An active trading market for ETF shares may not develop or be maintained. Particularly in times of market stress, the following factors could lead to variances between the market price and the underlying value of ETF shares:

• When spreads widen or premium discounts become larger than usual, investors may pay significantly more or receive significantly less than the underlying value of ETF shares when they buy or sell in the secondary market.

• Market makers or authorized participants may step away from their respective roles in making a market in shares of ETFs.

Where all or a portion of the ETF’s underlying securities trade in a market that is closed, when the market in which the ETF shares are listed and trading is open, there may be changes between the last quote from its closed foreign market and the value of such securities during the ETF’s domestic trading day.

• Tax Risk. In 2011, the Internal Revenue Service (“IRS”) announced it would no longer issue private letter rulings as to whether certain commodity-related investments, either directly by a mutual fund or indirectly through ETFs, produced qualifying income. As a result, there is now some uncertainty regarding the taxation of a Fund’s investments in ETFs that in turn invest in commodities or instruments linked to commodities.
Fixed-Income Securities Risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Generally fixed-income securities will decrease in value if interest rates rise and will increase in value if interest rates decline. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.	Identical.

Credit Risk. The issuer of a fixed income security, including ETNs, may not be able to make interest and principal payments when due or otherwise honor its obligations. The fixed income security or ETN will lose money. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Fund.	Credit Risk. Credit risk is the risk that the issuer of a debt security, including ETNs, will fail to repay principal and interest on the security when due. Credit risk is affected by the issuer’s credit status, and is generally higher for non-investment grade securities.
Duration Risk. See “Interest Rate and Duration Risk” below.	Duration Risk. Duration is a measure of the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with longer average fund duration will be more sensitive to changes in interest rates and will experience more price volatility than a fund with shorter average fund duration. By way of example, the price of a bond fund with duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.
ETN Risk. ETNs are obligations of the issuer of the ETN, are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. ETNs are also subject to tax risk. No assurance can be given that the IRS) will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes.	Identical, except last sentence deleted and replaced by “ETN Tax Risk” below.
ETN Tax Risk. None.	ETN Tax Risks. The U.S. federal income tax consequences of investing in ETNs are uncertain. No assurance can be given that the IRS) will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes. For example, the IRS may recharacterize long-term capital gains that the Fund reports with respect to ETNs as ordinary income. There is also uncertainty concerning whether an ETN with respect to a commodities index will produce “qualifying income” for purposes of the requirement that at least 90% of the income of a regulated investment company must be qualifying income.

High Yield Securities Risk. Fixed-income securities or ETNs of issuers with a rating below investment-grade (so-called “junk bonds”) involve greater risks of default or downgrade, are more volatile than those of investment-grade issuers and are considered to be speculative investments. Below investment-grade fixed income securities and ETNs also involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness or corporate developments and are likely to be more sensitive to adverse economic changes or downturns. Lower-rated securities are subject to greater risk of loss of income and principal than higher rated securities and may have a higher incidence of default than higher-rated securities.	Identical.
Interest Rate and Duration Risk. In terms of the Fund’s investment in fixed income ETFs, the Fund's share price and total return will vary in response to changes in interest rates. If rates increase, the value of the Fund's investments in fixed income ETFs generally will decline, as will the value of your investment in the Fund. Longer-term securities are subject to greater interest rate risk. Duration is a measure of the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average fund duration will be more sensitive to changes in interest rates and will experience more price volatility than a fund with a shorter average fund duration.	Interest Rate Risk. Interest rate risk is the risk that a debt security’s value will decline due to changes in market interest rates. Even though some interest-bearing securities offer a stable stream of income, their prices will still fluctuate with changes in interest rates. The Fund may be subject to greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.
Prepayment Risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the portion of the Fund that may be invested in ETFs subject to such prepayment risk.	Identical.

Foreign Securities Risk. To the extent the Fund invests in ETFs that invest in foreign securities, including depositary receipts, such investments are subject to additional risks including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.	Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of ETFs held by the Fund.
Emerging Markets Risk. The Fund may invest in ETFs that invest in foreign securities of companies located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict securities investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.	Identical.
Foreign Currency Risk. Investments in ETFs denominated in foreign currencies or foreign currency ETFs are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. Currency rates in foreign countries may fluctuate significantly over short periods of time.	Identical.

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the U.S. Government. Certain foreign countries participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.	Identical.

Fund of Funds Structure Risk. Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended (“1940 Act”). Absent an available exemption by an exemptive order granted by the SEC or through reliance on available rules under Section 12(d) of the 1940 Act, the Fund may not: (i) acquire more than 3% of the voting securities of any other investment company; (ii) invest more than 5% of its total assets in securities of any one investment company; or (iii) invest more than 10% of its total assets in securities of all investment companies.

Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond the above statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the particular ETF and the investing fund. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs. If the Fund is unable to rely on an exemptive order granted by the SEC to ETFs, the Fund may be able to rely on Rule 12d1-3 under the 1940. If that relief is not available, the limitations discussed above may prevent the Fund from allocating its investments in the manner the Adviser considers prudent or may cause the Adviser to select an investment other than that which the Adviser considers to be the most suitable under the circumstances. To date, this has not been a problem for the Fund.

Because the Fund’s investments normally are concentrated in underlying ETFs and the Fund’s performance normally is directly related to the performance of such underlying ETFs, the ability of the Fund to achieve its investment objective is therefore related to the ability of the underlying ETFs to meet their investment objectives.

Identical.

Investment Company Risk. None.	Investment Company Risk. The Fund may invest in shares of registered investments companies, including shares of money market funds. In such circumstance, Fund shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of any underlying investment company when a Fund invests in shares of another investment company.
Liquidity Risk. None.	Liquidity Risk. The Fund may invest in securities or instruments, including ETFs and ETNs, that trade in lower volumes and may make investments that are less liquid than other investments. In addition, the Fund, or the ETFs and ETNs in which the Fund invests, may invest in securities that could become less liquid in response to market developments or adverse investor perceptions. Investments that are trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund, or the ETFs and ETNs in which the Fund invests, from being able to take advantage of other investment opportunities.
Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio and may not achieve its objective if the Adviser’s expectations regarding particular securities or markets are not met.	Management Risk. The Fund’s success will depend on the management of the Adviser and the Sub-Adviser and on the skill and acumen of the Adviser’s and Sub-Adviser’s personnel.
MLP ETF Risk. Investments in ETFs that invest in master limited partnerships (“MLPs”) pose additional risks to those described above. MLP ETFs are generally not eligible to elect treatment as a regulated investment company due to their investments primarily in MLPs invested in energy assets. As a result, such ETFs will be obligated to pay applicable federal and state corporate income taxes on its taxable income as opposed to most other investment companies which are not so obligated. The amount of taxes paid by the ETF will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce the Fund’s return from an investment in the ETF. MLP ETFs will be subject to the risks of investing in the energy sector, including changes in the economy (political, legislative or regulatory developments; commodity price risk; and operational risk within the energy sector).

MLP ETF Risk. Investments in ETFs that invest primarily in master limited partnerships (“MLPs”) pose additional risks to those described above. MLP ETFs are generally not eligible to elect treatment as a regulated investment company due to their investments primarily in MLPs invested in energy assets. As a result, such ETFs will be obligated to pay applicable federal and state corporate income taxes on its taxable income as opposed to most other investment companies which are not so obligated. The amount of taxes paid by the ETF will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce the Fund’s return from an investment in the ETF. MLP ETFs will be subject to the risks of investing in the energy sector, including changes in the economy (political, legislative or regulatory developments; commodity price risk; and operational risk within the energy sector).

Real Estate Investment Trusts (“REITs”) Risk. REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.	REIT Risk. Investments in real estate investment trusts (REITs) by ETFs and ETNs indirectly subject the Fund to risks associated with the direct ownership of real estate. The value of REIT securities can be affected by changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements and the management skill and creditworthiness of the issuer. In addition, the value of a REIT can depend on the structure and cash flow generated by the REIT and REITs may not have diversified holdings. Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.
Temporary or Defensive Measures Risk. None.	Temporary or Defensive Measures Risk. To the extent that the Fund engages in temporary or defensive measures, its ability to achieve its investment objective may be affected adversely

High Portfolio Turnover Rate Risk. The Fund may have a relatively high turnover rate compared to many mutual funds. A high portfolio turnover rate (100% or more) has the potential to result in increased brokerage transaction costs which may lower the Fund’s returns. Furthermore, a high portfolio turnover rate may result in the realization by the Fund, and distribution to shareholders, of a greater amount of short-term capital gains than if the Fund had a low portfolio turnover rate. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws. This could result in a higher tax liability and may lower an investor’s after-tax return.

Turnover Risk. Identical.
U.S. Government Obligations Risk. U.S. government securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. government securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. government securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). In addition, other U.S. government issued securities, which are not backed by the full faith and credit of the U.S. Government, are subject to the risk that the U.S. Government will not provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises that issued such securities (since the U.S. Government is not obligated to do so by law), and so these securities are subject to greater risk).	Identical.

Kansas Tax-Exempt Bond Fund

Existing Kansas Bond Fund	New Kansas Bond Fund
Call Risk. Call risk is the likelihood that a security will be prepaid (or “called”) before maturity. An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security.	Identical.
Fixed-Income Securities Risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Generally, fixed-income securities will decrease in value if interest rates rise and will increase in value if interest rates decline. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.	Identical.
Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation which could result in a loss to the Fund.	Credit Risk. Credit risk is the risk that the issuer of a debt security will fail to repay principal and interest on the security when due. Credit risk is affected by the issuer’s credit status, and is generally higher for non-investment grade securities.
Duration Risk. None.	Duration Risk. Duration is a measure of the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with longer average fund duration will be more sensitive to changes in interest rates and will experience more price volatility than a fund with shorter average fund duration. By way of example, the price of a bond fund with duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

Extension Risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.	Identical.
Interest Rate and Duration Risk. The Fund's share price and total return will vary in response to changes in interest rates. If rates increase, the value of the Fund's investments generally will decline, as will the value of your investment in the Fund. Longer-term securities are subject to greater interest rate risk. Duration is a measure of the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average fund duration will be more sensitive to changes in interest rates and will experience more price volatility than a fund with a shorter average fund duration.	Interest Rate Risk. Interest rate risk is the risk that a debt security’s value will decline due to changes in market interest rates. Even though some interest-bearing securities offer a stable stream of income, their prices will still fluctuate with changes in interest rates. The Fund may be subject to greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.
Prepayment Risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the Fund.	Identical.
Forward Commitment Risk. The Fund may purchase or sell securities on a forward commitment basis. A forward commitment transaction is an agreement by the Fund to purchase or sell securities at a specified future date. When the Fund engages in these transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. As part of an investment strategy, the Fund may sell the forward commitment securities before the settlement date or enter into new commitments to extend the delivery date into the future. Such securities have the effect of leverage on the Fund and may contribute to volatility of the Fund’s net asset value and create a higher portfolio turnover rate.	Deleted.

Investment Company Risk. None.	Investment Company Risk. The Fund may invest in shares of registered investments companies, including shares of money market funds. In such circumstance, Fund shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of any underlying investment company when a Fund invests in shares of another investment company.
Liquidity Risk. None.	Liquidity Risk. The Fund may invest in securities or instruments that trade in lower volumes and may make investments that are less liquid than other investments. In addition, the Fund may invest in securities that could become less liquid in response to market developments or adverse investor perceptions. Investments that are trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.
Management Risk. The Fund is subject to management risk, because it is an actively managed investment portfolio, and may not achieve its objective if the sub-adviser’s expectations regarding particular securities or markets are not met.	Management Risk. The Fund’s success will depend on the management of the Adviser and Sub-Adviser and on the skill and acumen of the Adviser’s and Sub-Adviser’s personnel.
Municipal Securities Risk. Municipal securities may be general obligations or revenue bonds. General obligation bonds are secured by the issuer’s full faith and credit as well as its taxing power for payment of principal or interest. Revenue bonds are payable solely from the revenues derived from a specified revenue source. These bonds involve the risk that the revenues so derived will not be sufficient to meet interest and/or principal payment obligations. Municipal securities involve the risk that an issuer may call securities for redemption, which could force the Fund to reinvest the proceeds at a lower rate of interest.	Identical.

General Obligation Bonds. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues, and ability to maintain an adequate tax base.	Identical.
Revenue Bonds. Payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.	Identical.
Non-Diversified Fund Risk. The Fund is “non-diversified” under the 1940 Act, and therefore is not required to meet certain diversification requirements under the 1940 Act, although the Fund is diversified for purposes of Subchapter M of the Internal Revenue Code. Consequently, the Fund may invest a greater percentage of its assets in the securities of a single issuer. However, a decline in the value of a single investment could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.	Identical.
State Specific Risk. State specific risk is the chance that the Fund, because it invests primarily in securities issued by Kansas and its municipalities, is more vulnerable to unfavorable developments in Kansas than funds that invest in municipal bonds of many different states. The Kansas economy is fairly diversified but still relies significantly on transportation equipment production, agriculture and food processing as well as oil & gas production/processing. Adverse conditions affecting these industries could have a disproportionate effect on Kansas municipal securities. In June 2017, Moody’s affirmed the State of Kansas’ issuer rating at Aa2 and revised its outlook to stable from negative. In connection with that rating announcement, Moody’s observed that its outlook for municipal securities issued by the State of Kansas was changed to stable as a result of a significant income tax increase passed by the legislator in Kansas in July 2017. Moody’s noted that the additional revenues from the tax increase will reduce the state’s fiscal problems to more manageable dimensions that are consistent with similarly rated states. Nevertheless, Moody’s noted that Kansas is likely to be a below-average performer for the next few years, an expectation captured in the current Moody’s rating category.	Identical.

Tax Risk. None.	Tax Risk. Income from municipal securities held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. In addition, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the alternative minimum tax.
U.S. Government Obligations Risk. U.S. government securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. government securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. government securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). In addition, other U.S. government issued securities, which are not backed by the full faith and credit of the U.S. Government, are subject to the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises that issued such securities (since the U.S. Government is not obligated to do so by law) and these securities are subject to greater risk.	Identical.

An investment in a Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that a Fund will be successful in meeting its investment objective.

Performance

The bar charts below shows how each Existing Fund’s investment results have varied from year to year since the Existing Fund’s inception. The bar chart shows the performance of each Existing Fund’s Institutional Class shares for each full calendar year since such Existing Fund’s inception. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Existing Fund. If sales charges were included, the returns would be lower. The performance table compares the average annual returns of each Existing Fund’s Institutional Class shares to broad-based securities market indices for the periods indicated. The indices are not actively managed and are not available for direct investment. This information provides some indication of the risks of investing in each Existing Fund or the corresponding New Fund. Past performance of an Existing Fund is not necessarily an indication of how such Existing Fund or the corresponding New Fund will perform in the future. The New Funds have no performance history, as they will not commence investment operations until after the Reorganization is completed. Following the Reorganization, each New Fund will assume the performance information of the corresponding Existing Fund and will be subject to substantially similar risks, as described above.

Existing Global Tactical Allocation Fund

Best quarter:	5.14%	Q1 2017
Worst quarter:	-5.69%	Q3 2015

The Fund’s Institutional Class share year-to-date return as of June 30, 2018 was -1.60%.

AVERAGE ANNUAL TOTAL RETURNS

For the Period Ended December 31, 2017

	1 Year	Since Inception (1)
Institutional Class Shares
Return Before Taxes	17.48%	6.80%
Return After Taxes on Distributions	15.82%	5.88%
Return After Taxes on Distributions and sale of shares	10.21%	4.97%
Class A Shares (Return Before Taxes)	10.29%	4.95%
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)	23.96%	9.29%(3)
Blended Benchmark (2) (reflects no deduction for fees, expenses or taxes)	15.35%	3.61%(3)

(1)	For the period September 20, 2013 through December 31, 2017.

(2)	The Blended Benchmark is a constant-weighted mix comprised of the MSCI All Country World ex-U.S. Index (50%), the Citi World Government Bond Index (40%), and the S&P 500 GSCI Commodities Index (10%). The custom benchmark is rebalanced monthly.

(3)	Since Inception return for the Blended Benchmark is from September 30, 2013 through December 31, 2017.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns for Class A shares reflect the deduction of sales loads. After-tax returns for Class A shares, which are not shown, will vary from those shown for Institutional Class shares.

Existing Kansas Bond Fund

Best quarter:	3.60%	Q3 2009
Worst quarter:	-3.15%	Q4 2010

 The Fund’s Institutional Class share year-to-date return as of June 30, 2018 was -0.26%.

AVERAGE ANNUAL TOTAL RETURNS

For the Period Ended December 31, 2017

	1 Year	5 Years	10 Years
Institutional Class Shares
Return Before Taxes	3.00%	2.38%	3.63%
Return After Taxes on Distributions	3.00%	2.38%	3.63%
Return After Taxes on Distributions and sale of shares	3.00%	2.55%	3.60%
Class A Shares (Return Before Taxes)	-1.75%	1.11%	2.79%
Barclays 7-Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	4.49%	2.44%	4.31%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns for Class A shares reflect the deduction of sales loads. After-tax returns for Class A shares, which are not shown, will vary from those shown for Institutional Class shares.

Comparison of Shareholder Fees and Annual Fund Operating Expenses

The following tables describe the expenses that you may pay if you buy and hold shares of an Existing Fund compared to the corresponding New Fund. These fees and expenses are based on expenses incurred by the Existing Fund during its most recently completed fiscal year.

The Existing Funds offer three classes of shares sold at net asset value: Institutional Class, Class A and Class C shares. The New Funds offer two class of shares sold at net asset value: Institutional Class and Class A.

Global Tactical Allocation Fund:

Institutional Class Shares

Shareholder Fees (fees paid directly from your investment)

	Existing Global Tactical Allocation Fund Institutional Class Shares	New Global Tactical Allocation Fund Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Existing Global Tactical Allocation Fund Institutional Class Shares	New Global Tactical Allocation Fund Institutional Class Shares
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.51%	0.37%[1]
Acquired Fund Fees and Expenses	0.32%	0.32%
Total Annual Fund Operating Expenses	1.58%[2]	1.44%[3]
Fee Waiver and Expense Reimbursement	-	(0.17)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	-	1.27%

1.	The New Fund’s “Other Expenses” have been estimated and restated based on contractual arrangements with the New Fund’s current service providers.

2.	In order to keep the expense ratios of each of the share classes competitive, the Current Adviser has voluntarily agreed to reduce the management fee and reimburse or otherwise limit the fees and expenses of the Existing Global Tactical Allocation Fund so that Net Annual Fund Operating Expenses for the Institutional Class shares will be 0.95% of the Fund’s average net assets for such class of shares. The voluntary expense limitation does not apply to any taxes. brokerage commissions, interest on borrowings, acquired fund fees and expenses, extraordinary expenses, short sale dividend and interest expenses, the cost of liability insurance coverage for AIFT and its board members and officers, and Reorganization-related legal fees and expenses of Independent Trustee counsel.

3.	The New Adviser has contractually agreed to limit the amount of the New Global Tactical Allocation Fund’s total annual fund operating expenses, exclusive of interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, distribution services fees (i.e., Rule 12b-1 fees), shareholder service fees, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business, to 0.95% of the Fund’s average daily net assets. This contractual expense limitation agreement will be in effect through January 31, 2021 may only be terminated before then by the Board of Trustees of AST (“AST Board”), and is reevaluated on an annual basis. With respect to the Fund, the New Adviser shall be permitted to recover fees and expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of (1) the contractual expense limit in effect at the time the New Adviser waives or limits the Fund’s expenses or (2) the contractual expense limit in effect at the time the New Adviser seeks to recover the Fund expenses it waived and/or limited; provided, however, that the Fund will not be obligated to pay any such reduced fees and expenses more than three years after the date on which the fee and expense was reduced.

Class A Shares

Shareholder Fees (fees paid directly from your investment)

	Existing Global Tactical Allocation Fund Class A Shares	New Global Tactical Allocation Fund Class A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Existing Global Tactical Allocation Fund Class A Shares	New Global Tactical Allocation Fund Class A Shares
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.38%	0.25%
Other Expenses	0.51%	0.37%[1]
Acquired Fund Fees and Expenses	0.32%	0.32%
Total Annual Fund Operating Expenses	1.96%[2]	1.69%[3]
Fee Waiver and Expense Reimbursement	-	(0.17)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	-	1.52%

1.	The New Fund’s “Other Expenses” have been estimated and restated based on contractual arrangements with the New Fund’s current service providers.

2.	In order to keep the expense ratios of each of the share classes competitive, the Current Adviser has voluntarily agreed to reduce the management fee and reimburse or otherwise limit the fees and expenses of the Existing Global Tactical Allocation Fund so that Net Annual Fund Operating Expenses for the Class A shares will be 1.33% of the Fund’s average net assets for such class of shares. The voluntary expense limitation does not apply to any taxes. brokerage commissions, interest on borrowings, acquired fund fees and expenses, extraordinary expenses, short sale dividend and interest expenses, the cost of liability insurance coverage for AIFT and its board members and officers, and Reorganization-related legal fees and expenses of Independent Trustee counsel.

3.	The New Adviser has contractually agreed to limit the amount of the New Global Tactical Allocation Fund’s total annual fund operating expenses, exclusive of interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, distribution service fees (i.e., Rule 12b-1 fees), shareholder service fees, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business, to 0.95% of the Fund’s average daily net assets. This contractual expense limitation agreement will be in effect through January 31, 2021, may only be terminated before then by the AST Board, and is reevaluated on an annual basis. With respect to the Fund, the New Adviser shall be permitted to recover fees and expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of (1) the contractual expense limit in effect at the time the New Adviser waives or limits the Fund’s expenses or (2) the contractual expense limit in effect at the time the New Adviser seeks to recover the Fund expenses it waived and/or limited; provided, however, that the Fund will not be obligated to pay any such reduced fees and expenses more than three years after the date on which the fee and expense was reduced.

Class C Shares

Shareholder Fees (fees paid directly from your investment)

	Existing Global Tactical Allocation Fund Class C Shares	New Global Tactical Allocation Fund Class A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Existing Global Tactical Allocation Fund Class C Shares	New Global Tactical Allocation Fund Class A Shares
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	1.00%	0.25%
Other Expenses	0.51%	0.37%[1]
Acquired Fund Fees and Expenses	0.32%	0.32%
Total Annual Fund Operating Expenses	2.58%[2]	1.69%[3]
Fee Waiver and Expense Reimbursement	-	(0.17)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	-	1.52%

1.	The New Fund’s “Other Expenses” have been estimated and restated based on contractual arrangements with the New Fund’s current service providers.

2.	In order to keep the expense ratios of each of the share classes competitive, the Current Adviser has voluntarily agreed to reduce the management fee and reimburse or otherwise limit the fees and expenses of the Existing Global Tactical Allocation Fund so that Net Annual Fund Operating Expenses for the Class C shares will be 1.95% of the Fund’s average net assets for such class of shares. The voluntary expense limitation does not apply to any taxes. brokerage commissions, interest on borrowings, acquired fund fees and expenses, extraordinary expenses, short sale dividend and interest expenses, the cost of liability insurance coverage for AIFT and its board members and officers, and Reorganization-related legal fees and expenses of Independent Trustee counsel.

3.	The New Adviser has contractually agreed to limit the amount of the New Global Tactical Allocation Fund’s total annual fund operating expenses, exclusive of interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, distribution service fees (i.e., Rule 12b-1 fees), shareholder service fees, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business, to 0.95% of the Fund’s average daily net assets. This contractual expense limitation agreement will be in effect through January 31, 2021, may only be terminated before then by the AST Board, and is reevaluated on an annual basis. With respect to the Fund, the New Adviser shall be permitted to recover fees and expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of (1) the contractual expense limit in effect at the time the New Adviser waives or limits the Fund’s expenses or (2) the contractual expense limit in effect at the time the New Adviser seeks to recover the Fund expenses it waived and/or limited; provided, however, that the Fund will not be obligated to pay any such reduced fees and expenses more than three years after the date on which the fee and expense was reduced.

*	Class C shares in the Existing Global Tactical Allocation Fund will be exchanged for load-waived Class A shares in the New Global Tactical Allocation Fund.

Kansas Bond Fund:

Institutional Class Shares

Shareholder Fees (fees paid directly from your investment)

	Existing Kansas Bond Fund Institutional Class Shares	New Kansas Bond Fund Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Existing Kansas Bond Fund Institutional Class Shares	New Kansas Bond Fund Institutional Class Shares
Management Fees	0.30%	0.30%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.37%	0.27%[1]
Total Annual Fund Operating Expenses	0.67%[2]	0.57%[3]
Fee Waiver and Expense Reimbursement	-	(0.09)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	-	0.48%

1.	The New Fund’s “Other Expenses” have been estimated and restated based on contractual arrangements with the New Fund’s current service providers.

2.	In order to keep the expense ratios of each of the share classes competitive, the Current Adviser has voluntarily agreed to reduce the management fee and reimburse or otherwise limit the expenses of the Existing Kansas Bond Fund so that Net Annual Fund Operating Expenses for the Institutional Class shares will be 0.48% of the Fund’s average net assets for such class of shares. The voluntary expense limitation does not apply to any taxes. brokerage commissions, interest on borrowings, acquired fund fees and expenses, extraordinary expenses, short sale dividend and interest expenses, the cost of liability insurance coverage for AIFT and its board members and officers, and Reorganization-related legal fees and expenses of Independent Trustee counsel.

3.	The New Adviser has contractually agreed to limit the amount of the New Kansas Bond Fund’s total annual fund operating expenses, exclusive of interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, distribution service fees (i.e. Rule 12b-1 fees, shareholder service fees, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business, to 0.48% of the Fund’s average daily net assets. This contractual expense limitation agreement will be in effect through January 31, 2021, may only be terminated before then by the AST Board, and is reevaluated on an annual basis. With respect to the Fund, the New Adviser shall be permitted to recover fees and expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of (1) the contractual expense limit in effect at the time the New Adviser waives or limits the Fund’s expenses or (2) the contractual expense limit in effect at the time the New Adviser seeks to recover the Fund expenses it waived and/or limited; provided, however, that the Fund will not be obligated to pay any such reduced fees and expenses more than three years after the date on which the fee and expense was reduced.

Class A Shares

Shareholder Fees (fees paid directly from your investment)

	Existing Kansas Bond Fund Class A Shares	New Kansas Bond Fund Class A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	4.25%
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Existing Kansas Bond Fund Class A Shares	New Kansas Bond Fund Class A Shares
Management Fees	0.30%	0.30%
Distribution and Service (12b-1) Fees	0.39%	0.25%
Other Expenses	0.37%	0.27%[1]
Total Annual Fund Operating Expenses	1.06%[2]	0.82%[3]
Fee Waiver and Expense Reimbursement	-	(0.09)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	-	0.73%

1.	The New Fund’s “Other Expenses” have been estimated and restated based on contractual arrangements with the New Fund’s current service providers.

2.	In order to keep the expense ratios of each of the share classes competitive, the Current Adviser voluntarily has agreed to reduce the management fee and reimburse or otherwise limit the expenses of the Existing Kansas Bond Fund so that Net Annual Fund Operating Expenses for the Class A shares will be 0.87% of the Fund’s average net assets for such class of shares. The voluntary expense limitation does not apply to any taxes. brokerage commissions, interest on borrowings, acquired fund fees and expenses, extraordinary expenses, short sale dividend and interest expenses, the cost of liability insurance coverage for AIFT and its board members and officers, and Reorganization-related legal fees and expenses of Independent Trustee counsel.

3.	The New Adviser has contractually agreed to limit the amount of the New Kansas Bond Fund’s total annual fund operating expenses, exclusive of interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, distribution service fees (i.e. Rule 12b-1 fees, shareholder service fees, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business, to 0.48% of the Fund’s average daily net assets. This contractual expense limitation agreement will be in effect through January 31, 2021, may only be terminated before then by the AST Board, and is reevaluated on an annual basis. With respect to the Fund, the New Adviser shall be permitted to recover fees and expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of (1) the contractual expense limit in effect at the time the New Adviser waives or limits the Fund’s expenses or (2) the contractual expense limit in effect at the time the New Adviser seeks to recover the Fund expenses it waived and/or limited; provided, however, that the Fund will not be obligated to pay any such reduced fees and expenses more than three years after the date on which the fee and expense was reduced.

Class C Shares

Shareholder Fees (fees paid directly from your investment)

	Existing Kansas Bond Fund Class C Shares	New Kansas Bond Fund Class A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.25%
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Existing Kansas Bond Fund Class C Shares	New Kansas Bond Fund Class A Shares
Management Fees	0.30%	0.30%
Distribution and Service (12b-1) Fees	1.00%	0.25%
Other Expenses	0.37%	0.27%[1]
Total Annual Fund Operating Expenses	1.67%[2]	0.82%[3]
Fee Waiver and Expense Reimbursement	-	(0.09)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	-	0.73%

1.	The New Fund’s “Other Expenses” have been estimated and restated based on contractual arrangements with the New Fund’s current service providers.

2.	In order to keep the expense ratios of each of the share classes competitive, the Current Adviser voluntarily has agreed to reduce the management fee and reimburse or otherwise limit the expenses of the Existing Kansas Bond Fund so that Net Annual Fund Operating Expenses for the Class C shares will be 1.48% of the Fund’s average net assets for such class of shares. The voluntary expense limitation does not apply to any taxes. brokerage commissions, interest on borrowings, acquired fund fees and expenses, extraordinary expenses, short sale dividend and interest expenses, the cost of liability insurance coverage for AIFT and its board members and officers, and Reorganization-related legal fees and expenses of Independent Trustee counsel.

3.	The New Adviser has contractually agreed to limit the amount of the New Kansas Bond Fund’s total annual fund operating expenses, exclusive of interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, distribution service fees (i.e. Rule 12b-1 fees, shareholder service fees, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business, to 0.48% of the Fund’s average daily net assets. This contractual expense limitation agreement will be in effect through January 31, 2021, may only be terminated before then by the AST Board, and is reevaluated on an annual basis. With respect to the Fund, the New Adviser shall be permitted to recover fees and expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of (1) the contractual expense limit in effect at the time the New Adviser waives or limits the Fund’s expenses or (2) the contractual expense limit in effect at the time the New Adviser seeks to recover the Fund expenses it waived and/or limited; provided, however, that the Fund will not be obligated to pay any such reduced fees and expenses more than three years after the date on which the fee and expense was reduced.

*	Class C shares in the Existing Kansas Bond Fund will be exchanged for load-waived Class A shares in the New Kansas Bond Fund.

Fee Table Example

The Examples below are intended to help you compare the costs of investing in each Existing Fund and the corresponding New Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods. With respect to each New Fund, the Examples assume that the Reorganization has been completed. The Examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same (taking into account the expense cap in year one). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Global Tactical Allocation Fund:

	1 year	3 years	5 years	10 years
Existing Global Tactical Allocation Fund (Institutional Class)	$161	$499	$860	$1,878
New Global Tactical Allocation Fund (Institutional Class) (Pro Forma)	$129	$421	$753	$1,692

	1 year	3 years	5 years	10 years
Existing Global Tactical Allocation Fund (Class A)	$763	$1,155	$1,571	$2,729
New Global Tactical Allocation Fund (Class A) (Pro Forma)	$721	$1,045	$1,409	$2,428

	1 year	3 years	5 years	10 years
Existing Global Tactical Allocation Fund (Class C)	$361	$802	$1,370	$2,915

Kansas Bond Fund

	1 year	3 years	5 years	10 years
Existing Kansas Bond Fund (Institutional Class)	$68	$214	$373	$835
New Kansas Bond Fund (Institutional Class) (Pro Forma)	$49	$164	$300	$696

	1 year	3 years	5 years	10 years
Existing Kansas Bond Fund (Class A)	$528	$748	$985	$1,664
New Kansas Bond Fund (Class A) (Pro Forma)	$496	$658	$843	$1,378

	1 year	3 years	5 years	10 years
Existing Kansas Bond Fund (Class C)	$270	$526	$907	$1,976

Portfolio Turnover

Each Existing Fund pays, and each New Fund will pay upon the completion of the Reorganization, transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the Fee Table Examples above, affect the Fund’s performance. During the most recent fiscal year ended October 31, 2017, the portfolio turnover for the Existing Funds was:

Fund	Portfolio Turnover Rate
Existing Global Tactical Allocation Fund	138% of the average daily value of the Fund’s portfolio
Existing Kansas Bond Fund	9% of the average daily value of the Fund’s portfolio

Comparison of Expense Limitations

The Current Adviser contractually agreed to waive its management fee and/or reimburse fees and expenses for each class of shares of each Existing Fund through February 28, 2018. As described in the footnotes to the Fee Table above, starting on March 1, 2018, the Current Adviser voluntarily agreed to waive its fees and reimburse expenses for each class of shares of each Existing Fund until the Reorganization is completed. In connection with the Reorganization, the New Adviser has contractually agreed to limit the amount of the Total Annual Fund Operating Expenses (exclusive of interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, distribution services fees (i.e., Rule 12b-1 fees), shareholder service fees, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business) pursuant to an Expense Limitation Agreement to 0.95% of the Global Tactical Allocation Fund’s average daily net assets and 0.48% of the Kansas Bond Fund’s average daily net assets through January 31, 2021. This Expense Limitation Agreement may not be terminated except by the Board of Trustees of AST (“AST Board”).

As of October 31, 2017, the following tables provide information for each of the Existing Funds as to the maximum amount of fees and expenses waived and/or paid by the Current Adviser for which the New Adviser is entitled to seek reimbursement. If the Reorganization is approved, the Current Adviser has agreed not to seek to recoup amounts waived or expenses reimbursed for each Existing Fund.

Existing Global Tactical Allocation Fund:

Expiring In	Maximum Amount
2018	$173,297
2019	$260,523
2020	$317,597

Existing Kansas Bond Fund

Expiring In	Maximum Amount
2018	$227,660
2019	$235,816
2020	$236,681

Additional Information about the Existing Funds and the New Funds

Below is additional information about each Existing Fund’s and the corresponding New Fund’s investment objective and risks (referred to as “Funds” in this section). The additional information for the New Funds and Existing Funds is identical, except as noting below.

Additional Information about Fund Investments

The investment objective, principal investment strategies and primary risks of the Funds are discussed above. Additional information on principal strategies can be found below and details on the various types of investments can be found in the Statement of Additional Information (“SAI”) for each of the Existing Funds and the New Funds.

Information	Existing Funds	New Funds
Diversification (Kansas Bond Fund only)	Classified as non-diversified under the 1940 Act.	Identical.
80% Policy (Kansas Bond Fund only)	The Kansas Bond Fund has a policy of investing at least 80% of its net assets, plus borrowings for investment purposes, in securities that are consistent with the Fund’s name. If a Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and this prospectus will be supplemented.	Identical.
Temporary Defensive Policy	Under adverse market conditions, each Existing Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. To the extent that a Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.	Under adverse market conditions, each Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations or invest in other securities that the Adviser believes are less risky than those normally invested in by the Fund. For example, the New Global Tactical Allocation Fund may invest to a greater extent in securities with exposure to the United States to prevent anticipated losses by the New Global Tactical Allocation Fund.

CFTC Regulatory Consideration

The Funds may purchase and sell derivative instruments only to the extent that such activities are consistent with the requirements of the Commodity Exchange Act, as amended (“CEA”), including an exemption from registration as a commodity pool operator (“CPO”). The Funds may invest in commodity interests indirectly through other investment companies.

The Funds have claimed an exemption from the definition of CPO under the CEA, and therefore is not currently subject to registration or regulation as a CPO under the CEA.

In the event the Adviser or a sub-adviser decides to purchase and sell derivative instruments in excess of the amount permitted under this exemption and, to the extent the Trust on behalf of the Funds is not otherwise eligible to claim a CPO registration exclusion from CFTC regulation, the Trust may determine to operate subject to CFTC regulation and may incur additional expenses.

Deleted.
Manager-of-Managers Exemptive Relief	N/A	Each New Fund intends to rely on an exemptive order that would permit (i) the New Adviser to each New Fund to enter into and materially amend sub-advisory agreements without shareholder approval and (ii) utilize relief granted by the SEC from certain disclosure requirements that would be otherwise applicable.

Additional Information about Co-Administration Agreement

Information	Existing Funds	New Funds
Payable to Adviser	0.125%	None

Additional Information about Distribution Plans and Shareholder Servicing Plans

Information	Existing Funds	New Funds
Distribution Plans (Class A shares only)

Each of the Funds has adopted a plan that allows its Class A shares to pay a distribution and service fee, as defined by the Financial Industry Regulatory Authority (“FINRA”), from its assets for selling and distributing its shares.

Each Fund can pay distribution and service fees at an annual rate of up to 0.50% of its Class A Share assets. These fees consist of up to 0.25% for shareholder services of the Class A Share assets, and up to 0.25% of the

Class A Share assets for distribution services and expenses, as defined by FINRA.

Currently, the AITF Board is authorizing 0.13% and 0.14%, respectively, of the shareholder servicing fees in Class A for the Existing Global Tactical Allocation Fund and the Existing Kansas Bond Fund.

Each of the Funds has adopted a plan that allows its Class A shares to pay a distribution and service fee, as defined by the Financial Industry Regulatory Authority (“FINRA”), from its assets for selling and distributing its shares.

Each Fund can pay distribution and service fees at an annual rate of up to 0.25% of its Class A Share assets.

Shareholder Servicing Plans (Class A shares only)	N/A

Each of the Funds has adopted a plan that allows its Class A shares to pay a shareholder servicing fee. Each Fund can pay shareholder servicing fees at an annual rate of up to 0.25% of its Class A Share assets.

As of the date of this document, the Board has not authorized any payments under either shareholder servicing plan.

Additional Information about Risks

There are inherent risks associated with each Fund’s principal investment strategies. The factors that are most likely to have a material effect on a Fund’s investment portfolio as a whole are called “principal risks.” The principal risks of each Fund are summarized in each Fund’s “Summary Section” above and further described below. The Funds may be subject to additional risks other than those described because, among other reasons, the types of investments made by the Funds may change over time. For additional information regarding risks of investing in the Funds, please see the Statement of Additional Information. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Funds.

The principal risks associated with investing in the Funds are summarized in “Principal Investment Strategies, Risks and Performance” of each Fund’s prospectus and herein. A summary matrix of risks by each Fund is provided below. Following the risk matrix, you will find more detailed descriptions of these risks. The risks listed below are substantially similar for the Existing Funds and the New Funds, although certain risks have been added, deleted, or renamed, and others have been reclassified as subcategories of other risks.

Description of Risk	Global Tactical Allocation Fund		Kansas Tax-Exempt Bond Fund
	Existing	New	Existing	New
Asset Allocation Risk	X	X
Call Risk			X	X
Commodities Risk	X
Depositary Receipts Risk		X
Equity Securities Risk	X	X
ETF and Other Investment Company Risk / ETF Risk	X	X
General ETF Risk	X	X
Tax Risk	X
Tracking Error Risk	X	X
Fixed Income Securities Risk	X	X	X	X
Credit Risk	X	X	X	X
Duration Risk		X		X
ETN Risk	X	X
ETN Tax Risk		X
Extension Risk			X	X
High Yield Securities Risk	X	X
Interest Rate Risk		X		X
Interest Rate and Duration Risk	X		X
Prepayment Risk	X	X	X	X
Foreign Securities Risk	X	X
Emerging Markets Risk	X	X
Foreign Currency Risk	X	X
Political and Economic Factors Risk	X	X
Fund of Funds Structure Risk	X	X
Investment Company Risk		X		X
Liquidity Risk	X	X	X	X
Management Risk	X	X	X	X
MLP ETF Risk / MLP Risk	X	X
Municipal Securities Risk			X	X
General Obligations Risk			X	X
Revenue Bonds Risk			X	X
Non-Diversified Fund Risk			X	X
Real Estate Investment Trusts Risk	X	X
Recent Market Events Risk	X		X
State Specific Risk			X	X
Tax Risk			X	X
Temporary or Defensive Measures Risk		X
High Portfolio Turnover Rate Risk	X	X
U.S. Government Obligations Risk	X	X	X	X

(Global Tactical Allocation Funds only, New Fund refers to “Sub-Adviser” instead of “Adviser”) Asset Allocation Risk. The American Independence Global Tactical Allocation Fund’s investment performance depends on how its assets are allocated and reallocated. A principal risk of investing in the Fund is that the Adviser [Sub-Adviser] may make less than optimal or poor asset allocation decisions. The Adviser [Sub-Adviser] employs an active approach to allocation among sectors, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the Adviser [Sub-Adviser] will focus on an investment that performs poorly or underperforms other investments under various market conditions.

(Kansas Bond Funds only) Call Risk. Call risk is the likelihood that a security will be prepaid (or “called”) before maturity. An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security.

(Existing Global Tactical Allocation Fund only) Commodities Risk. Investments in ETFs that invest in commodities, such as gold, or in commodity-linked instruments, will subject the portion of the Fund’s portfolio that invest in such ETFs to volatility that may also deviate from price movements in equity and fixed income securities. If commodities or commodity-linked gains comprise a large-enough proportion of total portfolio gains for the fiscal year, the Fund may be subject to adverse tax consequences.

(New Global Tactical Allocation Fund only) Depositary Receipts Risk. Investments indirectly in depositary receipts involve risks similar to those accompanying direct investments in foreign securities. Unsponsored depositary receipts are organized independently, without the cooperation of the issuer of the underlying securities. Therefore, there is risk involved in investing in unsponsored depositary receipts, as there may be less information available about the underlying issuer than there is about an issuer of sponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than those of sponsored depositary receipts. Even where they are denominated in U.S. dollars, depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency. Please see “Foreign Currency Risk” below under “Foreign Securities Risk”.

(Existing Global Tactical Allocation Fund only) Equity Securities Risk. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

(New Global Tactical Allocation Fund only) Equity Securities Risk. The Fund will invest in directly and indirectly equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally volatile and riskier than some other forms of investment. Common stock prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being. Preferred stocks are typically subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income. As well as the risks associated with common stocks, preferred stocks will be subject to greater credit risk than the debt instruments to which they are subordinate. Convertible stock is subject to the risks of both debt securities and equity securities. The value of convertible stock tends to decline as interest rates rise and, due to the conversion feature, to vary with fluctuations in the market value of the underlying equity security.

(Existing Global Tactical Allocation Fund only) ETF and Other Investment Company Risk. A Fund may invest in shares of ETFs, closed-end funds and other investment companies. Shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company. The price movement of an index-based ETF may not track the underlying index and may result in a performance that is not the same as the relevant loss. If a Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs. Index-based ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component stocks. Index-based ETFs generally do not buy or sell securities, except to the extent necessary to conform their portfolios to the corresponding index. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly. Investment in a Fund that investments in index-based ETFs should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other ETF expenses, whereas such transaction costs and expenses are not included in the calculation of the total returns of the indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable.

•	General ETF Risk. The cost to a shareholder of investing in the Fund that invests primarily in ETFs may be higher than the cost of investing directly in ETF shares and may be higher than other mutual funds that invest directly in the types of securities held by the ETFs. Shareholders will indirectly bear the proportionate fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. Because the value of ETF shares depends on the demand in the market, the Fund may not be able to liquidate its holdings at the price it desires or at most optimal time, which may adversely affect the Fund’s performance.

•	Tracking Error Risk. ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

•	Tax Risk. In 2011, the IRS announced it would no longer issue private letter rulings as to whether certain commodity-related investments, either directly by a mutual fund or indirectly through ETFs, produced qualifying income. As a result, there is now some uncertainty regarding the taxation of a Fund’s investments in ETFs that in turn invest in commodities or instruments linked to commodities.

(New Global Tactical Allocation Fund only) ETF Risk. A Fund may invest in shares of ETFs. Shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company. The price movement of an index-based ETF may not track the underlying index and may result in a performance that is not the same as the relevant loss. If a Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs. Index-based ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component stocks. Index-based ETFs generally do not buy or sell securities, except to the extent necessary to conform their portfolios to the corresponding index. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly. Investment in a Fund that investments in index-based ETFs should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other ETF expenses, whereas such transaction costs and expenses are not included in the calculation of the total returns of the indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable.

•	General ETF Risk. The cost to a shareholder of investing in the Fund that invests primarily in ETFs may be higher than the cost of investing directly in ETF shares and may be higher than other mutual funds that invest directly in the types of securities held by the ETFs. Shareholders will indirectly bear the proportionate fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. Because the value of ETF shares depends on the demand in the market, the Fund may not be able to liquidate its holdings at the price it desires or at most optimal time, which may adversely affect the Fund’s performance.

An active trading market for ETF shares may not develop or be maintained. Particularly in times of market stress, the following factors could lead to variances between the market price and the underlying value of ETF shares:

•	When spreads widen or premium discounts become larger than usual, investors may pay significantly more or receive significantly less than the underlying value of ETF shares when they buy or sell in the secondary market.

•	Market makers or authorized participants may step away from their respective roles in making a market in shares of ETFs.

Where all or a portion of the ETF’s underlying securities trade in a market that is closed, when the market in which the ETF shares are listed and trading is open, there may be changes between the last quote from its closed foreign market and the value of such securities during the ETF’s domestic trading day.

•	Tracking Error Risk. ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

(Existing funds only) Fixed-Income Securities Risk. Some of the securities or other investment companies in which a Fund may invest are invested in a broad range of bonds or fixed-income securities. To the extent that a security or other investment company is so invested, the return on, and value of, an investment will fluctuate with changes in interest rates, credit rating and duration.

•	Credit Risk. The issuer of a fixed income security, including ETNs, may not be able to make interest and principal payments when due or otherwise honor its obligations. The fixed income security or ETN will lose money. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Fund.

•	(Existing Global Tactical Allocation Fund only) ETN Risk. ETNs are obligations of the issuer of the ETN, are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. ETNs are also subject to tax risk. No assurance can be given that the IRS) will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes.

•	(Existing Kansas Bond Fund only) Extension Risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

•	(Existing Global Tactical Allocation Fund only) High Yield Securities Risk. Fixed-income securities or ETNs of issuers with a rating below investment-grade (so-called “junk bonds”) involve greater risks of default or downgrade, are more volatile than those of investment-grade issuers and are considered to be speculative investments. Below investment-grade fixed income securities and ETNs also involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness or corporate developments and are likely to be more sensitive to adverse economic changes or downturns. Lower-rated securities are subject to greater risk of loss of income and principal than higher rated securities and may have a higher incidence of default than higher-rated securities.

•	Interest Rate and Duration Risk. In terms of the Fund’s investment in fixed income ETFs, the Fund's share price and total return will vary in response to changes in interest rates. If rates increase, the value of the Fund's investments in fixed income ETFs generally will decline, as will the value of your investment in the Fund. Longer-term securities are subject to greater interest rate risk. Duration is a measure of the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average fund duration will be more sensitive to changes in interest rates and will experience more price volatility than a fund with a shorter average fund duration.

•	Prepayment Risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the portion of the Fund that may be invested in ETFs subject to such prepayment risk.

(New Funds only) Fixed-Income Securities Risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Generally, fixed-income securities will decrease in value if interest rates rise and will increase in value if interest rates decline. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.

•	(New Kansas Bond Fund only) Credit Risk. Credit risk is the risk that the issuer of a debt security will fail to repay principal and interest on the security when due. Credit risk is affected by the issuer’s credit status and is generally higher for non-investment grade securities.

•	(New Global Tactical Allocation Fund only) Credit Risk. Credit risk is the risk that the issuer of a debt security, including ETNs, will fail to repay principal and interest on the security when due. Credit risk is affected by the issuer’s credit status, and is generally higher for non-investment grade securities.

•	Duration Risk. Duration is a measure of the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with longer average fund duration will be more sensitive to changes in interest rates and will experience more price volatility than a fund with shorter average fund duration. By way of example, the price of a bond fund with duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

•	(New Global Tactical Allocation Fund only) ETN Risk. ETNs are obligations of the issuer of the ETN, are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN.

•	(New Global Tactical Allocation Fund only) ETN Tax Risks. The U.S. federal income tax consequences of investing in ETNs are uncertain. No assurance can be given that the IRS) will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes. For example, the IRS may recharacterize long-term capital gains that the Fund reports with respect to ETNs as ordinary income. There is also uncertainty concerning whether an ETN with respect to a commodities index will produce “qualifying income” for purposes of the requirement that at least 90% of the income of a regulated investment company must be qualifying income.

•	(New Kansas Bond Fund only) Extension Risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

•	(New Global Tactical Allocation Fund only) High Yield Securities Risk. Fixed-income securities or ETNs of issuers with a rating below investment-grade (so-called “junk bonds”) involve greater risks of default or downgrade, are more volatile than those of investment-grade issuers and are considered to be speculative investments. Below investment-grade fixed income securities and ETNs also involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness or corporate developments and are likely to be more sensitive to adverse economic changes or downturns. Lower-rated securities are subject to greater risk of loss of income and principal than higher rated securities and may have a higher incidence of default than higher-rated securities.

•	Interest Rate Risk. Interest rate risk is the risk that a debt security’s value will decline due to changes in market interest rates. Even though some interest-bearing securities offer a stable stream of income, their prices will still fluctuate with changes in interest rates. The Fund may be subject to greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.

•	Prepayment Risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the portion of the Fund that may be invested in ETFs subject to such prepayment risk.

(Existing Global Tactical Allocation Fund only) Foreign Securities Risk. To the extent the Fund invests in ETFs that invest in foreign securities, including depositary receipts, such investments are subject to additional risks including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.

•	Emerging Markets Risk. The Fund may invest in ETFs that invest in foreign securities of companies located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict securities investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

•	Foreign Currency Risk. Investments in ETFs denominated in foreign currencies or foreign currency ETFs are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. Currency rates in foreign countries may fluctuate significantly over short periods of time.

•	Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the U.S. Government. Certain foreign countries participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

(New Global Tactical Allocation Fund only) Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of ETFs held by the Fund.

•	Emerging Markets Risk. The Fund may invest in ETFs that invest in foreign securities that may include securities of companies located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict any securities’ investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

•	Foreign Currency Risk. Investments in ETFs denominated in foreign currencies or foreign currency ETFs are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. Currency rates in foreign countries may fluctuate significantly over short periods of time.

•	Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the U.S. Government. Certain foreign countries participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

(Global Tactical Allocation Funds only) Fund of Funds Structure Risk. Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended (“1940 Act”). Absent an available exemption by an exemptive order granted by the Securities and Exchange Commission (“SEC”) or through reliance on available rules under Section 12(d) of the 1940 Act, the Fund may not: (i) acquire more than 3% of the voting securities of any other investment company; (ii) invest more than 5% of its total assets in securities of any one investment company; or (iii) invest more than 10% of its total assets in securities of all investment companies.

Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond the above statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the particular ETF and the investing fund. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs. If the Fund is unable to rely on an exemptive order granted by the SEC to ETFs, the Fund may be able to rely on Rule 12d1-3 under the 1940. If that relief is not available, the limitations discussed above may prevent the Fund from allocating its investments in the manner the Adviser considers prudent or may cause the Adviser to select an investment other than that which the Adviser considers to be the most suitable under the circumstances. To date, this has not been a problem for the Fund.

Because the Fund’s investments normally are concentrated in underlying ETFs and the Fund’s performance normally is directly related to the performance of such underlying ETFs, the ability of the Fund to achieve its investment objective is therefore related to the ability of the underlying ETFs to meet their investment objectives.

(all New Funds) Investment Company Risk. Each Fund may invest in shares of registered investments companies, including shares of money market funds. In such circumstance, Fund shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of any underlying investment company when a Fund invests in shares of another investment company.

(New Global Tactical Allocation Fund) Liquidity Risk. The Fund may invest in securities or instruments, including ETFs and ETNs, that trade in lower volumes and may make investments that are less liquid than other investments. In addition, the Fund, or the ETFs and ETNs in which the Fund invests, may invest in securities that could become less liquid in response to market developments or adverse investor perceptions. Investments that are trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund, or the ETFs and ETNs in which the Fund invests, from being able to take advantage of other investment opportunities.

(New Kansas Bond Fund) Liquidity Risk. The Fund may invest to in securities or instruments that trade in lower volumes and may make investments that are less liquid than other investments. In addition, the Fund may invest in securities that could become less liquid in response to market developments or adverse investor perceptions. Investments that are trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

(Existing Funds only) Management Risk. Management risk is the risk that the investment techniques of the Adviser or Sub-Adviser could fail to achieve a Fund’s objective(s) and could cause your investment in a Fund to lose value. The Funds are subject to management risk because they are actively managed by either the Adviser or Sub-Adviser. The Adviser or respective Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for that Fund, but there can be no guarantee that the decisions will produce the desired results. For example, securities that are expected to appreciate in value may in fact decline. Similarly, in some cases derivative and other investment techniques may be unavailable or the Adviser or Sub-Adviser may decide not to use them, even under market conditions where their use could have benefited a Fund.

(New Funds only) Management Risk. The Fund’s success will depend on the management of the Adviser and Sub-Adviser and on the skill and acumen of the Adviser’s and Sub-Adviser’s personnel.

(Global Tactical Allocation Funds only, New Global Tactical Allocation Fund includes “primarily”) MLP ETF Risk. Investments in ETFs that invest [primarily] in master limited partnerships (“MLPs”) pose additional risks to those described above. MLP ETFs are generally not eligible to elect treatment as a regulated investment company due to their investments primarily in MLPs invested in energy assets. As a result, such ETFs will be obligated to pay applicable federal and state corporate income taxes on its taxable income as opposed to most other investment companies which are not so obligated. The amount of taxes paid by the ETF will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce the Fund’s return from an investment in the ETF. MLP ETFs will be subject to the risks of investing in the energy sector, including changes in the economy (political, legislative or regulatory developments; commodity price risk; and operational risk within the energy sector).

(Kansas Bond Funds only) Municipal Securities Risk. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Municipal bonds can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market. Municipal bonds may include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. The market for municipal bonds may be less liquid than for taxable bonds. There may be less information available on the financial condition of issuers of municipal securities than for public corporations.

•	General Obligation Bonds. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues, and ability to maintain an adequate tax base.

•	Revenue Bonds. Payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

(Kansas Bond Funds only) Non-Diversified Fund Risk. A Fund that is “non-diversified” is not required to meet certain diversification requirements under federal laws. A Fund may invest a greater percentage of its assets in the securities of an issuer. However, a decline in the value of a single investment could cause a Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

(Existing Global Tactical Allocation Fund only) Real Estate Investment Trusts (“REITs”) Risk. REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

(New Global Tactical Allocation Fund only) Real Estate Investment Trusts (“REITs”) Risk. Investments in real estate investment trusts (REITs) by ETFs and ETNs indirectly subject the Fund to risks associated with the direct ownership of real estate. The value of REIT securities can be affected by changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements and the management skill and creditworthiness of the issuer. In addition, the value of a REIT can depend on the structure and cash flow generated by the REIT and REITs may not have diversified holdings. Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.

(Existing Funds only) Recent Market Events Risk. The past year has witnessed numerous changes that challenged the political, financial, and economic status quo, including: swift and dramatic movements (both up and down) in global stock markets, credit market yields that have risen and are expected to increase from historic lows, an explosion of cryptocurrency markets, political tensions among nuclear-armed countries that have at times been bellicose, central banks moving from quantitative easing towards policy normalization, dramatic changes in the U.S. Internal Revenue Code that are likely to affect the outlook for domestic securities and, perhaps, movement in global stock markets, a significant increase in the outstanding debt owed by U.S. government (the deficit), the unpredictability of political power shifts in Congress, and strains on financial resources caused by extreme weather, fires and other natural disasters. .. Market implications of these changes may be difficult to determine, though rising interest rates, for example, could constrain bond market returns and threaten stock market valuations, and greater uncertainty has the potential to lower market valuations by increasing the risk premiums required by investors.

This ever-changing environment could make identifying investment risks and opportunities increasingly difficult for portfolio managers. Whether or not a Fund invests in securities of issuers located in or with significant exposure to countries or sectors experiencing economic and financial difficulties or changes, the value and liquidity of a Fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial markets, and the impact of these changes and the practical implications for market participants, may not be fully known for some time. In addition, continuing uncertainty about the specific process and impact of the United Kingdom’s (“UK”) decision to withdraw from the European Union (“EU”) and its impact on trade agreements between the UK and the EU and London’s status a financial market center are other uncertainties that can impact securities markets.

(Kansas Bond Funds only) State Specific Risk. State specific risk is the chance that the American Independence Kansas Tax-Exempt Bond Fund, because it invests primarily in securities issued by Kansas and its municipalities, is more vulnerable to unfavorable developments in Kansas than funds that invest in municipal bonds of many different states. The Kansas economy is fairly diversified but still relies significantly on transportation equipment production, agriculture and food processing as well as oil & gas production/processing. Adverse conditions affecting these industries could have a disproportionate effect on Kansas municipal securities. In June 2017, Moody’s affirmed the State of Kansas’ issuer rating at Aa2 and revised its outlook to stable from negative. In connection with that rating announcement, Moody’s observed that its outlook for municipal securities issued by the State of Kansas changed to stable as a result of a significant income tax increase passed by the legislator in Kansas in July 2017. Moody’s noted that the additional revenues from the tax increase will reduce the state’s fiscal problems to more manageable dimensions that are consistent with similarly rated states. Nevertheless, Moody’s noted that Kansas is likely to be a below-average performer for the next few years, an expectation captured in the current Moody’s rating category.

(Kansas Bond Funds only) Tax Risk. Income from municipal securities held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. In addition, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the alternative minimum tax (“AMT”).

(New Global Tactical Allocation Fund only) Temporary or Defensive Measures Risk. To the extent that a Fund engages in temporary or defensive measures, its ability to achieve its investment objective may be affected adversely.

(Global Tactical Allocation Fund only) High Portfolio Turnover Rate Risk / Turnover Risk. The Fund may have a relatively high turnover rate compared to many mutual funds. A high portfolio turnover rate (100% or more) has the potential to result in increased brokerage transaction costs which may lower the Fund’s returns. Furthermore, a high portfolio turnover rate may result in the realization by the Fund, and distribution to shareholders, of a greater amount of short-term capital gains than if the Fund had a low portfolio turnover rate. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws. This could result in a higher tax liability and may lower an investor’s after-tax return.

(all Funds) U.S. Government Obligations Risk. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the U.S. or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Non-Principal Risks of Investing in the Funds

The risks below are less likely to have a material effect on the New Funds’ investment portfolio as a whole, which is referred to as a “non-principal risks.” Other non-principal risks of the New Funds are further described below and in the Statement of Additional Information. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the New Funds. The Existing Funds do not provide similar “non-principal risks” in their prospectus.

Cyber Security Risk. In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Funds may be susceptible to operational, information security and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks or devices that are used to service the Funds’ operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Funds’ website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Funds’ systems.

Cyber security failures or breaches by the Funds’ third-party service providers (including, but not limited to, the Adviser, distributor, custodian, transfer agent and financial intermediaries) may cause disruptions and impact the service providers’ and the Funds’ business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the mutual funds to process transactions, inability to calculate the Funds’ net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. The Funds and their shareholders could be negatively impacted as a result of successful cyber-attacks against, or security breakdowns of, the Funds or their third-party service providers.

The Funds may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Funds cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause the Funds’ investment in such securities to lose value.

Comparison of Investment Limitations

This section will help you contrast the fundamental and non-fundamental investment policies and restrictions of each Existing Fund and the corresponding New Fund.

Fundamental Investment Limitations

Listed below are the fundamental investment limitations of the Existing Funds and the New Funds. Except as otherwise provided below, the fundamental investment limitations for the Funds are generally similar. These limitations cannot be changed without the consent of the holders of a majority of each Fund’s outstanding shares. The term “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

As a matter of fundamental policy, the Existing Funds and the New Funds may not:

Fundamental Investment Limitation	Existing Funds	New Funds
Concentration	Purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

Identical, with the following addition:

The following interpretation applies to, but is not part of, this fundamental restriction for Tactical Allocation.  Investment companies are not considered an industry for purposes of this restriction.  The Fund may invest in ETFs that may concentrate their assets in one or more industries.  The Fund will consider the concentration of such ETFs in determining compliance with this fundamental restriction.

Borrow Money	Borrow money or pledge, mortgage or hypothecate its assets, except that a Fund may enter into reverse repurchase agreements or borrow from banks up to 33-1/3% of the current value of its net assets for temporary or emergency purposes or to meet redemptions. Each Fund has adopted a non-fundamental policy to limit such borrowing to 10% of its net assets and those borrowings may be secured by the pledge of not more than 15% of the current value of its total net assets (but investments may not be purchased by the Fund while any such borrowings exist), except as permitted by the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction.	Identical.
Loans	Make loans, except as permitted by the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction.	Identical.
Act as an Underwriter	Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the 1933 Act.	Identical.

Real Estate	Invest in real property (including limited partnership interests but excluding real estate investment trusts and master limited partnerships, debt obligations secured by real estate or interests therein, and securities issued by other companies that invest in real estate or interest therein); invest in physical commodities, except that the Funds may invest in currency and financial instruments and contracts in accordance with its investment objective and policies, including, without limitation, structured notes, futures contracts, swaps, options on commodities, currencies, swaps and futures, ETFs, investment pools and other instruments, regardless of whether such instrument is considered to be a commodity.	Identical.
Senior Securities	Issue senior securities, except insofar as a Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing, except as permitted by the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction.	Identical.
Diversification (Global Tactical Allocation Fund only)	With respect to 75% of its assets, purchase a security if as a result, (a) more than 5% of its total assets would be invested in any one issuer other than the U.S. Government or its agencies or instrumentalities, or (b) a Fund would own more than 10% of the outstanding voting securities of such issuers.	Identical.
Primary Investment Objective	Each Fund’s primary investment objective is fundamental.	N/A.

Non-Fundamental Investment Limitations

The following investment limitations are non-fundamental investment limitations of the Existing Fund and the New Fund. Non-fundamental limitations may be changed at any time by the Fund’s Board of Trustees without the approval of shareholders.

Non-Fundamental Investment Limitation	Existing Funds	New Funds
Illiquid Securities	Invest more than 15% of the value of its net assets in investments which are illiquid.	Identical.
Investments in Other Investment Companies.	The Funds may invest in securities issued by other investment companies that invest in the types of securities in which the particular Fund itself is permitted to invest. The Funds may not invest in securities of any registered investment company, except to the extent permitted under the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction or exemptive orders.	Identical.
Short Sales	Sell securities short, except to the extent that a Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.	Identical.
Purchase of Securities on Margin (Kansas Bond Fund only)	Purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.	Identical.
Beneficial Ownership (Kansas Bond Fund only)	Purchase or retain the securities of any issuer, if those individual officers and Trustees of the Trust, the Adviser, or the Distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer.	Identical.
Warrants (Kansas Bond Fund only)	Invest more than 5% of its net assets in warrants which are unattached to securities, included within that amount, no more than 2% of the value of the Fund’s net assets, may be warrants which are not listed on a U.S. stock exchange.	Identical.

Put/Call Options	Write, purchase or sell puts, calls or combinations thereof, except that the Funds may purchase or sell puts and calls as otherwise described in the Prospectus or SAI; however, the Funds will invest no more than 5% of its total assets in these classes of securities for purposes other than bona fide hedging.	Identical.
New Companies (Kansas Bond Fund only)	Invest more than 5% of the current value of its total assets in the securities of companies which, including predecessors, have a record of less than three years’ continuous operation (except (a) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (b) municipal securities which are rated by at least two NRSRO’s or determined by the Adviser to be of a comparable rating) provided each Fund may invest all or a portion of its assets in another open end management investment company with substantially the same investment objective, policies and investment restrictions as the Fund.	Invest more than 5% of the current value of its total assets in the securities of companies which, including predecessors, have a record of less than three years’ continuous operation (except (a) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (b) municipal securities which are rated by at least two NRSROs or determined by the Adviser to be of a comparable rating) provided each Fund may invest all or a portion of its assets in another open end management investment company or ETF with substantially the same investment objective, policies and investment restrictions as the Fund.

Form of Organization

The Existing Funds are organized as a diversified series of AIFT, an open-end management investment company organized as a Delaware business statutory trust. The New Funds are organized as a diversified series of AST, an open-end management investment company organized as a Delaware business statutory trust. There is no significant difference between the governing documents for each of AIFT and AST. The most significant difference between the two Trusts is that each is overseen by a completely different Boards of Trustees. For a comparison of certain differences in shareholder rights, please see “Additional Information about the Reorganization—Description of the Securities to be Issued; Rights of Shareholders,” below.

Comparison of Distribution, Purchase & Redemption Procedures

Distribution. Matrix 360 Distributors, LLC, 4520 Main Street, Suite 1425, Kansas City, Missouri 64111, serves as distributor to the Existing Funds. ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado, 80203, serves as the New Funds’ exclusive agent for the distribution of the New Funds’ shares. ALPS Distributors, Inc. may sell the New Funds’ shares to or through qualified securities dealers or others.

Minimum Initial and Subsequent Investment Amounts. The New Funds will offer the same investment minimums and subsequent investment minimums as the Existing Funds. For all Funds, these minimums are:

	Institutional Class Shares	Class A Shares
Initial Purchase	$3,000,000	$5,000
Subsequent Purchases	$5,000	$250

Shares for both the Existing Funds and the New Funds may be purchased by mail, by phone, by wire, or from your dealer, financial advisor or other financial intermediary. Please see each Existing Fund’s prospectus, incorporated by reference into this Proxy Statement, for additional information about purchasing of shares of the Existing Funds. Please see Appendix C for additional information about purchasing shares of the New Funds.

Redemptions. The Existing Fund and the New Fund both allow for redemption payments in the form of check or federal wire transfer. For both the Existing Fund and the New Fund, redemption requests may be made by mail or telephone. Please see the Existing Fund’s prospectus, incorporated by reference into this Proxy Statement, for additional information about redeeming Existing Fund shares. Please see Appendix C for additional information about redeeming shares of the New Fund.

Capitalization

The following table sets forth, as of July 16, 2018, the capitalization of each Existing Fund and the hypothetical unaudited pro forma capitalization of each New Fund assuming the proposed Reorganization had taken place as of that date. While the New Funds will not have any assets until after the Reorganization is complete, the table reflects the amount it would have if the Reorganization was completed as of July 16, 2018.

American Independence Global Tactical Allocation Fund
	Net Assets	Net Assets per Share	Shares Outstanding
Institutional Class
Existing Fund	$ 35,642,702.0	$11.77	3,027,852
New Fund (pro forma)	$ 35,642,702	$11.77	3,027,852
Class A
Existing Fund	$14,404,461	$11.70	1,231,023
New Fund (pro forma)	$16,749,965	$11.70	1,431,620.94
Class C
Existing Fund	$2,345,504	$11.48	204,313
New Fund (pro forma)	N/A	N/A	N/A

American Independence Kansas Tax-Exempt Bond Fund
	Net Assets	Net Assets per Share	Shares Outstanding
Institutional Class
Existing Fund	$ 134,874,795	$10.70	12,605,055
New Fund (pro forma)	$ 134,874,795	$10.70	12,605,055
Class A
Existing Fund	$6,176,697	$10.70	577,160
New Fund (pro forma)	$6,544,592	$10.70	611,644.11
Class C
Existing Fund	$367,895	$10.70	34,393
New Fund (pro forma)	N/A	N/A	N/A

Each New Fund will issue new Class A shares to be distributed as part of the Reorganization to the Existing Fund’s Class C shareholders in an aggregate amount equal the net assets of such Class C shareholders. The number of shares issued will equal the Net Assets of such Class C shares divided by the Net Assets per Share of the New Fund’s Class A shares.

* * * * * * * * * * * * *

The preceding is only a summary of certain information contained in this Proxy Statement relating to the Reorganization. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement, the New Funds’ Prospectus and Statement of Additional Information, and each Reorganization Plan. Shareholders should read this entire Proxy Statement carefully.

Board’s Approval

At the request of the Current Adviser, and after careful consideration, the Board of Trustees of AIFT approved the Reorganization of each Existing Fund into the corresponding New Fund, subject to the approval of the shareholders of each Existing Fund.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization.

The primary reason for the Reorganization is to move your Existing Fund from its existing trust to another multi-series trust, AST, which the Current Adviser believes offers shareholders numerous benefits including (i) lower total net annual fund operating expenses and the potential for even lower total net annual fund expenses if the assets of the Funds grow as expected; and (ii) be part of a series of a stable fund family with significantly greater asset under management than those in AIFT and potential economies of scale. Shareholders are expected to benefit accordingly and enjoy an improvement in the level and quality of services provided to shareholders and the Funds.

The New Adviser has negotiated services for the New Funds with third-party service providers within AST, which the New Adviser believes are more favorable in terms of cost, expertise, completeness, and efficiency than those currently provided to the Existing Funds and their shareholders. In particular, the third-party service providers for the New Funds are ALPS Fund Services, Inc. (for fund accounting, administrative, transfer agency services, dividend disbursement, and shareholder servicing) and ALPS Distributors, Inc. (as the distributor). INTRUST Bank, NA, will continue to serve as each Fund’s custodian. In addition, the New Funds will be overseen by a different Board of Trustees and will have different officers, including a new President, Secretary, Treasurer and Chief Compliance Officer.

The Current Adviser believes that, following the proposed Reorganization, each New Fund’s net total annual operating expenses (after fee waivers and expense reimbursements) will be the same as or lower than that for each corresponding Existing. In addition, the Current Adviser believes that that the net total operating expenses of each New Fund (before fee waivers and expense reimbursements) will be lower than those of each corresponding Existing Fund.

Board Considerations.

The Reorganization of the Existing Fund into the New Fund was reviewed by the Board of Trustees of AIFT, with the advice and assistance of AIFT’s counsel and counsel to the AIFT Trustees who are not “interested persons” of the Existing Fund or of the Current Adviser (“Independent Trustees”), at in-person meetings of the AIFT Trustees held on February 22, May 31, and June 6, 2018 as well as part of various telephonic meetings of the AIFT Trustees. In connection with these meetings, the AIFT Board requested and the Current Adviser provided extensive materials relating to the Reorganization, AST (and its service providers, trustees and officers), the New Adviser, the New Sub-Adviser (i.e., Lee Capital Management) and the Existing Sub-Adviser (i.e., Carret). The materials reviewed and discussed by the AIFT Board included a draft of the Agreement and Plan of Reorganization and information regarding projected expense ratios for the New Fund following the Reorganization.

In its deliberations, the AIFT Board did not identify any single factor that was paramount or controlling, and individual AIFT Trustees may have attributed different weights to various factors. The general factors considered by the AIFT Board in assessing and approving the Reorganization included, among others, in no order of priority:

•	the Current Adviser’s recommendation of AST and its service providers and the Current Adviser’s request that the AIFT Board approve the Reorganization based on the Current Adviser’s belief that the Reorganization would be in the best interests of each Existing Fund and its shareholders;

•	the gross expense ratios projected by for each New Fund and its classes of shares following the Reorganization (before fee waivers and/or expense reimbursements) is expected to be the same as or lower than the current gross expense ratios of the Existing Funds and their classes of shares;

•	the New Adviser’s agreement to cap the expenses of each New Fund and its classes of shares through January 31, 2021 on the same or better terms and at the same as or lower level than the Existing Fund’s current expense cap;

•	the continuity of investment objectives, principal investment strategies, program and risks of each Existing Fund after it merges with and into the relevant New Fund; and

•	the anticipated tax-deferred nature of the exchange of shares in the Reorganization.

The AIFT Trustees acknowledged that (i) the Current Adviser’s limited financial resources, (ii) the decreasing assets of AIFT, and (iii) the loss of certain key personnel made the continuation of the Funds as part of AIFT increasingly difficult to sustain. Accordingly, the AIFT Trustees concluded it is in the best interests of shareholders for the Existing Funds to operate in a trust that has adequate resources and improved operations and services.

After considering all of the factors outlined above and such other factors as the AIFT Board deemed appropriate, the AIFT Board, including the Independent Trustees, approved the Reorganization of each Existing Fund into the corresponding New Fund. In approving the Reorganization, the AIFT Board determined that the Reorganization would be in the best interests of each Existing Fund and that the interests of each Existing Fund’s shareholders would not be diluted as a result of the Reorganization.

Reorganization Plan. Each Reorganization Plan sets forth the terms by which each Existing Fund will be reorganized into the corresponding New Fund. A form of each Reorganization Plan is attached as Appendix A and the description of the Reorganization Plans contained herein is qualified in its entirety by the attached Reorganization Plans. The following sections summarize the material terms of the Reorganization Plans and the federal income tax treatment of the Reorganization.

The Reorganization Plans provide that upon the transfer of all of the assets and all of the liabilities of each applicable Existing Fund to the corresponding New Fund, such New Fund will issue to the Existing Fund that number of full and fractional Institutional Class, Class A and Class C shares (as applicable), having an aggregate net asset value equal in value to the aggregate net asset value of the applicable Existing Fund’s Institutional Class, Class A, and Class C shares (as applicable), calculated as of the close of business (4:00 p.m. Eastern Time) on August 24, 2018 or such other date as is agreed to by the parties (the “Valuation Date”). Each Existing Fund will redeem each class of its shares in exchange for the corresponding class of Reorganization Shares received by it; provided, that, Class C shares of the Existing Funds will be exchanged for load-waived Class A shares of the New Funds. The Existing Funds will distribute such shares to the shareholders of the applicable class of such Existing Fund in complete liquidation of the Existing Fund. Shareholders of each Existing Fund will receive Reorganization Shares based on their respective holdings in such Existing Fund as of the Valuation Date.

Upon completion of the Reorganization, shareholders of each Existing Fund will own that number of full and fractional Institutional Class and Class A shares (as applicable) of the corresponding New Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder’s Institutional Class, Class A and Class C shares (as applicable), respectively, held in such Existing Fund as of the Valuation Date. Such shares will be held in an account with the corresponding New Fund identical in all material respects to the account currently maintained by the corresponding Existing Fund for such shareholder.

Until the Valuation Date, shareholders of each Existing Fund will continue to be able to redeem their shares at the net asset value next determined after receipt by the applicable Existing Fund’s transfer agent of a redemption request in proper form. Redemption and purchase requests received by the transfer agent after the Valuation Date will be treated as requests received for the redemption or purchase of shares of the corresponding New Fund received from the shareholder in connection with the Reorganization. After the Reorganization, all of the issued and outstanding shares of the Existing Funds will be canceled on the books of the Existing Funds and the transfer agent’s books of the Existing Funds will be permanently closed.

The Reorganization is subject to a number of conditions, including, without limitation, the receipt of a legal opinion from counsel of the New Funds addressed to the Existing Funds and the New Funds with respect to certain tax issues, as more fully described in “Federal Income Tax Consequences” below, and the parties’ performance in all material respects of their respective agreements and undertakings in the Reorganization Plans. Assuming satisfaction of the conditions in the Reorganization Plans, the Effective Time of the Reorganization will be immediately prior to the open of business (8:00 a.m. Eastern Time) on August 27, 2018, or such other date as is agreed to by the parties.

No Reorganization Plan may be changed except by an agreement signed by each party to the agreement.

Costs and Expenses of the Reorganization. Each Reorganization Plan provides that all expenses related to the Reorganization will be paid by the Current Adviser. Please see “VOTING INFORMATION – Solicitation of Proxies” in this Joint Proxy Statement / Prospectus for additional information.

Federal Income Tax Consequences.

As a non-waivable condition to the Reorganization, the Existing Funds and New Funds will have received an opinion of counsel to the effect that the Reorganization will qualify as a tax-deferred reorganization for federal income tax purposes as defined by Section 368(a)(1)(F) of the Code. Accordingly, neither the Existing Funds nor their shareholders should recognize any gain or loss for federal income tax purposes as a result of the Reorganization. In addition, the tax basis and the holding period of the shares of the Existing Funds received by each shareholder of the New Funds in the Reorganization will be the same as the tax basis and holding period of the Existing Funds’ shares given up by such shareholder in the Reorganization; provided that, with respect to the holding period for the New Funds’ shares received, the Existing Funds’ shares given up must have been held as capital assets by the shareholder. Subject to the assumptions and limitations discussed below, the following discussion describes the material U.S. federal income tax consequences of the Reorganization to shareholders of the Existing Funds. This discussion is based on the Code, applicable Treasury regulations, and federal administrative interpretations and court decisions in effect as of the date of this Proxy Statement, all of which may change, possibly with retroactive effect. Any such changes could alter the tax consequences described in this summary.

Any capital loss carry-forwards on the date of the Reorganization would be carried over to the New Funds. Capital losses for tax years beginning after 2010 generally may be carried forward to future years, subject to limitations applicable to capital loss carryforwards under the Code. As of the Existing Funds’ fiscal year ended October 31, 2017, the Existing Global Tactical Allocation Fund had available for federal tax purposes unused capital loss carry-forwards of $0 and the Existing Kansas Bond Fund had available for federal tax purposes unused capital loss carry-forwards of $694,449, which are available to offset future realized gains, subject to any applicable limitations. To the extent that these carry-forwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders. The amount of any capital loss carry-forwards at the Valuation Date will depend on the results of investment trading activity through that date.

This discussion of material U.S. federal income tax consequences of the Reorganization does not address all aspects of U.S. federal income taxation that may be important to a holder of Existing or New Fund shares in light of that shareholder’s particular circumstances or to a shareholder subject to special rules.

In addition, this discussion does not address any other state, local or foreign income tax or non-income tax consequences of the Reorganization or of any transactions other than the Reorganization.

Note: Shareholders of the Existing Funds are urged to consult their own tax advisors to determine the particular U.S. federal income tax or other tax consequences to them of the Reorganization and the other transactions contemplated herein in light of their particular tax circumstances.

The New Funds and the Existing Funds will receive an opinion from the law firm of Davis Graham & Stubbs LLP, substantially to the effect that, based on certain facts, assumptions and representations and covenants made by the New Funds, on the basis of existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(a)	The transfer of all the Selling Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund followed by the pro rata distribution, by class, by the Selling Fund of all the Acquiring Fund Shares to the Selling Fund Shareholders in complete liquidation of the Selling Fund will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code and the Acquiring Fund and the Selling Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)	No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund.

(c)	No gain or loss will be recognized by the Selling Fund upon the transfer of all the Selling Fund’s assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the Selling Fund Shareholders solely in exchange for such shareholders’ shares of the Selling Fund in complete liquidation of the Selling Fund.

(d)	No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares solely for Acquiring Fund Shares in the Reorganization.

(e)	The aggregate basis of the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Selling Fund shares exchanged therefor by such shareholder. The holding period of Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder, provided such Selling Fund shares are held as capital assets at the time of the Reorganization.

(f)	The basis of the Selling Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Selling Fund immediately before the Reorganization. The holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

(g)	The consummation of the Reorganization will not terminate the taxable year of the Selling Fund. The part of the taxable year of the Selling Fund before the Reorganization and part of the taxable year of the Acquiring Fund after the Reorganization will constitute a single taxable year of the Acquiring Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Selling Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code, (2) the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under U.S. federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction, or (3) any other U.S. federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as tax counsel may reasonably request of the Funds, and the Selling Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions requiring this opinion.

A successful challenge to the tax-deferred status of the Reorganization by the Internal Revenue Service (the “IRS”) would result in each Existing Fund’s shareholder recognizing gain or loss with respect to the corresponding New Fund’s share equal to the difference between that shareholder’s basis in the share and the fair market value, as of the time of the Reorganization, of such Existing Fund’s shares received in exchange therefor. In such event, a shareholder’s aggregate basis in the shares of the applicable Existing Fund received in the exchange would equal such fair market value, and the shareholder’s holding period for the shares would not include the period during which such shareholder held shares of the corresponding New Fund.

If any of the representations or covenants of the parties as described herein is inaccurate, the tax consequences of the transaction could differ materially from those summarized above. Furthermore, the description of the tax consequences set forth herein will neither bind the IRS, nor preclude the IRS or the courts from adopting a contrary position. No assurance can be given that contrary positions will not successfully be asserted by the IRS or adopted by a court if the issues are litigated. No ruling has been or will be requested from the IRS in connection with this transaction. No assurance can be given that future legislative, judicial or administrative changes, on either a prospective or retroactive basis, or future factual developments, would not adversely affect the accuracy of the conclusions stated herein. Therefore, shareholders may find it advisable to consult their own tax adviser as to the specific tax consequences to them under the federal income tax laws, as well as any consequences under other applicable state or local or foreign tax laws given each shareholder’s own particular tax circumstances.

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

Investment Advisers and Sub-Advisers.

Manifold Fund Advisors, LLC, the Current Adviser, a Delaware limited liability company, has been serving as the adviser to the Existing Funds since inception. Manifold Fund Advisors, LLC is located at 75 Virginia Road, Box 14, North White Plains, New York 10603. As of March 31, 2018, Manifold Fund Advisors, LLC had approximately $512 million in client assets under management, all managed on a discretionary basis.

Manifold Partners, LLC, the New Adviser, a Delaware limited liability company, has been serving as the adviser to the New Funds since their inception. Manifold Partners, LLC is located at 455 Market Street 12th Floor, San Francisco, California 94105. As of April 30, 2018, Manifold Partners, LLC had approximately $36 million in client assets under management, all managed on a discretionary basis.

Sub-Advisers.

To assist in the daily management of the Existing Funds’ portfolios, the Current Adviser has entered in sub-advisory agreements on behalf of the American Independence Kansas Bond Fund. Carret Asset Management, LLC (“Carret”) serves as sub-adviser for the American Independence Kansas Bond Fund. Carret will also serve as sub-adviser for the New Kansas Bond Fund pursuant to a new investment sub-advisory agreement if the Reorganization is approved by shareholders of the Fund. Lee Capital Management, L.P. will serve as sub-adviser for the New Global Tactical Allocation Fund if the Reorganization of the Fund is approved by shareholders.

Carret Asset Management, LLC. The Current Adviser has engaged Carret as sub-adviser to the American Independence Kansas Bond. Carret is located at 320 Park Avenue, 18th Floor, New York, New York 10022.

Lee Capital Management, L.P. The New Adviser has engaged Lee Capital to serve as sub-adviser to the New Global Tactical Allocation Bond. Lee Capital is located at 57 River Street, Wellesley, Massachusetts 02481.

The following table shows the sub-advisory fees that the Adviser pays to the Sub-Advisers from the advisory fees received. The Sub-Advisers also share half of any Fund’s expenses waived and reimbursed by the Adviser.

Fund	Sub-advisory Fee
Existing Global Tactical Allocation Fund	0.375% (37.5 basis points) of the Fund’s average daily net assets
Existing Kansas Bond Fund	0.15% (15 basis points) of the Fund’s average daily net assets

The Adviser has overall supervisory responsibilities for the general management and investment of the Funds’ securities portfolio, which are subject to review and approval by the Board of Trustees of AIFT. Such responsibilities include (a) setting the Funds’ investment objective; (b) evaluating, selecting and recommending a Sub-Adviser to manage the assets if it finds it appropriate; (c) monitoring and evaluating the performance of the Sub-Adviser, including their compliance with the investment objectives, policies and restrictions of the Funds; and (d) implementing procedures to ensure that the Sub-Adviser complies with the Funds’ investment objectives, policies and restrictions. (For the Existing Global Tactical Allocation Fund, the Adviser serves as the investment adviser; there is no sub-adviser.). The New Funds will have substantially similar sub-advisory agreements with their respective sub-advisors, subject to review and approval by the AST Board.

Investment Advisory Agreement.

Under (i) the investment advisory agreement with AIFT, on behalf of the Existing Global Tactical Allocation Fund (the “Existing Global Tactical Allocation Fund Advisory Agreement”), and (ii) the investment advisory agreement with AIFT, on behalf of the Existing Kansas Bond Fund (the “Existing Kansas Bond Fund Agreement” and together with the Existing Global Tactical Allocation Fund Agreement, each an “Existing Advisory Agreement” and together, the “Existing Advisory Agreements”), the Current Adviser supervises the management of each Existing Fund’s investments.

Under (i) the investment advisory agreement with ALPS Series Trust, on behalf of the New Global Tactical Allocation Fund (the “New Global Tactical Allocation Fund Advisory Agreement”), and (ii) the investment advisory agreement with AST, on behalf of the New Kansas Bond Fund (the “New Kansas Bond Fund Agreement” and together with the New Global Tactical Allocation Fund Agreement, each a “New Advisory Agreement” and together, the “New Advisory Agreements”), the New Adviser supervises the management of each Existing Fund’s investments.

For its advisory services to the Existing Funds, the Current Adviser is entitled to receive an annual management fee equal: (i) to 0.75% of the Existing Global Tactical Allocation Fund’s daily net assets and (ii) 0.30% of the Existing Kansas Bond Fund’s daily net assets. For its advisory services to the New Funds, the New Adviser will receive the same management fees for each corresponding New Fund.

The Current Adviser has voluntarily agreed to reduce its fees and/or absorb expenses of each Existing Fund, through at least the closing of the Reorganization transaction, to ensure that the net annual fund operating expenses after fee waiver and/or reimbursement (excluding taxes. brokerage commissions, interest on borrowings, acquired fund fees and expenses, extraordinary expenses, short sale dividend and interest expenses, the cost of liability insurance coverage for AIFT and its board members and officers, and Reorganization-related legal fees and expenses of Independent Trustee counsel) do not exceed:

Fund	Class A	Class C	Institutional Class
American Independence Global Tactical Allocation Fund	1.33%	1.95%	0.95%
American Independence Kansas Tax-Exempt Bond Fund	0.87%	1.48%	0.48%

The New Adviser has agreed to contractually agreed, pursuant to an Expense Limitation Agreement, to reduce its fees and/or absorb expenses of each New Fund through January 31, 2021 to ensure that the total net annual fund operating expenses after fee waiver and/or reimbursement (exclusive of interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, distribution services fees (i.e., Rule 12b-1 fees), shareholder service fees, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business) so that the total net annual fund operating expenses do not exceed pursuant to an Expense Limitation Agreement.

Fund	Class A	Institutional Class
American Independence Global Tactical Allocation Fund	0.95%	0.95%
American Independence Kansas Tax-Exempt Bond Fund	0.48%	0.48%

The current voluntary expense caps imposed by the Current Adviser can be terminated or changed by the Current Adviser without approval of the Board of Trustees of AIFT. The contractual Expense Limitation Agreement agreed to by the New Adviser can be terminated only by, or with the consent of, the AST Board. The New Adviser shall be permitted to recover fees and expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of (1) the contractual expense limit in effect at the time the New Adviser waives or limits the Fund’s expenses or (2) the contractual expense limit in effect at the time the New Adviser seeks to recover the Fund expenses it waived and/or limited; provided, however, that the Fund will not be obligated to pay any such reduced fees and expenses more than three years after the date on which the fee and expense was reduced.

The Current Adviser was paid a management fee after waivers and/or reimbursements equal to as of October 31, 2017, of each Fund’s average daily net assets are as follows:

Fund	Net Fee after Waivers and/or Reimbursement
Existing Global Tactical Allocation Fund	0.47%
Existing Kansas Bond Fund	0.17%

A discussion regarding the factors considered by the AST Board in approving the investment advisory agreement between AST, on behalf of each New Fund, and the New Adviser will be included in each New Fund’s first report to shareholders.

Fund Management.

On a day-to-day basis, the following individuals are jointly and primarily responsible for the management of the Existing Funds and will be primarily responsible for the management of the New Funds:

Existing Global Tactical Allocation Fund:

Charles McNally Manifold Fund Advisors, LLC	Mr. McNally joined Manifold Fund Advisors as Chief Portfolio Strategist in early 2013 and also is a member of the Investment Committee and Portfolio Manager for Manifold Partners, LLC. For thirteen years, he was a founding member and became a portfolio manager and head of manager research for the Fund of Funds and Institutional Advisory Group at Lyster Watson & Company, a pioneer firm in advising hedge fund investors. Prior to that, he headed research and development for a proprietary equity statistical arbitrage strategy at Jefferies Group, following a role as senior trader at a quantitative hedge fund. He started his career in the fixed-income portfolio strategy research group at Goldman Sachs & Company, and later advised the firm’s institutional clients on using fixed-income futures and options for hedging and portfolio applications. He moved to Salomon Brothers to become product manager for their fixed-income futures and options customer business and traded fixed income and foreign exchange at CS First Boston, before moving into investment management. Mr. McNally earned a Sc.B. in Applied Mathematics, magna cum laude, from Brown University, and continued his studies in pure and applied mathematics at Cambridge University (as a Churchill Scholar) and at New York University’s Courant Institute of Mathematical Sciences.

New Global Tactical Allocation Fund:

Charles McNally Manifold Partners, LLC	Please refer to the description of Mr. McNally’s background above.
Joseph Demmler Lee Capital Management L.P.	Joseph L. Demmler, Managing Partner at Lee Capital Management LP, has been in the financial services business since 1973. He became a proprietary trader at Bankers Trust Company in 1978 after going through the Commercial Lending Training Program there. He went on to work as a money market and government securities trader and trading manager at Cantor Fitzgerald, Morgan Stanley, and Credit Suisse First Boston, all in New York City. In 1990 he turned to the asset management business and for 20 years held executive positions in various mutual fund and institutional asset management businesses. He was head of Alternative Investments at Putnam Investments in Boston where he met and worked closely with Thomas H. Lee in 1999. In 2008 he joined Mr. Lee's New York family office, Thomas H. Lee Capital LLC, to assist in the management of Mr. Lee's business interests. He was subsequently named Senior Managing Director and Chief Investment Officer. Mr. Demmler is a 1973 graduate of Colgate University and a 1978 graduate of the Harvard Business School.
Nathan Eigerman Lee Capital Management L.P.	Mr. Eigerman, Partner at Lee Capital Management L.P., received his A.B. in economics from Harvard College in 1988 and his M.B.A. from the MIT/Sloan School in 1996. From 1996 to 2003 he was with Putnam Investments where he served as a quantitative analyst and portfolio manager. While there he was co-manager of the Putnam Health Sciences Trust, the Putnam International New Opportunities Fund, and several global and international institutional portfolios. After leaving Putnam, Mr. Eigerman was a founder of Oxhead Capital Management, a successful hedge fund management firm which was acquired by Morgan Stanley Investment Management in 2006. Following Morgan Stanley, he served as president of NPI Capital, a start-up focused on acquiring small and mid-sized asset managers. From 2012 to 2015 he was employed at F-Squared Investments and from 2015 to 2018 he was managing director at T. H. Lee Capital, LLC.

Existing Kansas Bond Fund and New Kansas Bond Fund:

Neil D. Klein (Carret Asset Management, LLC)	Mr. Klein was born in 1965 and graduated from Pennsylvania State University in 1987, with a Bachelor of Science degree in AgriBusiness Management and from Temple University, Fox School of Business with a Master of Business Administration (MBA) degree. Mr. Klein has been a Senior Managing Director and Senior Portfolio Manager of Carret Asset Management, LLC since May of 2008. From July 2005 through May 2008, Mr. Klein was a Senior Portfolio Manager of Abner, Herrman & Brock, LLC.
Jason R. Graybill (Carret Asset Management, LLC)	Mr. Graybill was born in 1970 and graduated from Towson University in 1992, with a Bachelor of Science degree in Business Administration and from University of Baltimore with a Master of Science in Finance in 1994. Mr. Graybill has been a Senior Managing Director and Senior Portfolio Manager of Carret Asset Management, LLC since May of 2008. From January 1995 through May 2008, Mr. Graybill was a Managing Director and Senior Portfolio Manager of Abner, Herrman & Brock, LLC. Mr. Graybill has been a Chartered Financial Analyst (CFA®) since 1998.

Purchase, Redemption and Exchange Policies. The purchase and redemption policies for the Existing Fund and the New Fund are substantially similar and are highlighted below. For a more complete discussion of the New Fund’s purchase, redemption and exchange policies, please see Appendix C.

The New Funds will offer the same investment minimums and subsequent investment minimums as the Existing Funds. These minimums are:

	Institutional Class Shares	Class A Shares
Initial Purchase	$3,000,000	$5,000
Subsequent Purchases	$5,000	$250

For both the Existing Funds and the New Funds, the Current Adviser and the New Adviser, as applicable, may waive these investment minimums for a class at its discretion. The Existing Funds and the New Funds may also waive or lower the investment minimums for investors who invest in the Existing Funds or the New Funds, as applicable, through an asset-based fee program made available through a financial intermediary.

Market Timing Policies. Both the Existing Fund and the New Fund (for this section, collectively, the “Funds”) discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of a Fund’s shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The AIFT Board and AST Board have each adopted a policy directing the applicable Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all shareholders of the Fund.

Distributions and Tax Information. Except for certain distributions made from the Existing Kansas Bond Fund and New Kansas Bond Fund, the Existing Funds’ and New Funds’ distributions are taxable and will be taxed as ordinary income or capital gains or as qualified dividend income (taxable to noncorporate shareholders at maximum federal income tax rates applicable to long-term capital gains), unless you are investing through a tax-deferred arrangement, in which care special tax rules will apply.

The Existing Kansas Bond Fund and New Kansas Bond Fund intend to pay exempt-interest dividends, which are generally exempt from federal income taxes, although some distributions made by these funds may be taxable as ordinary income or capital gains. A portion of the exempt-interest dividends paid by these funds may constitute an items of tax preference for purposes of the AMT. If you are investing through a tax-deferred arrangement, such as a 401(k) account or an individual retirement account, special tax rules will apply.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Existing Funds or the New Funds through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Dividends and Distributions. The New Funds will have the same dividend and distribution policy as the Existing Funds. Shareholders who have elected to have their dividends reinvested will continue to have dividends reinvested in the New Funds following the Reorganization. Shareholders who currently have capital gains reinvested in the Existing Funds will continue to have capital gains reinvested in the New Funds.

Distribution Arrangements. The Existing Funds are and the New Funds will be offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals and by the Existing Funds and the New Funds, as applicable, when directly purchased through the transfer agent. Investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in the prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

Fiscal Year End. The Existing Funds currently operate on a fiscal year ending the last day in October. Following the Reorganization, the New Funds will operate on a fiscal year ending on the last day in September.

Shareholder Information. As of the Record Date, each Existing Fund’s shareholders of record and/or beneficial owners (to the Trust’s knowledge) who owned 5% or more of each class of each Existing Fund’s shares are set forth below in Appendix B, “Shareholder Information for the Existing Fund.”

Valuation. The Existing Fund uses AIFT’s Valuation Policy; the New Fund will use AST’s Valuation Policy, which is more fully discussed in Appendix C. The Existing Funds and New Funds determine net asset value (“NAV”) in a substantially similar manner each business day that the New York Stock Exchange is open, by taking the market value of the Fund’s total assets, subtracting the Fund’s liabilities and then dividing the result (net assets) by the number of the Fund’s shares outstanding.

With respect to the Existing Funds, market or fair value may be determined on the basis of valuations provided by one or more recognized pricing services approved by the Board of Trustees, which may rely on matrix pricing systems, electronic data processing techniques, and/or quoted bid and asked prices provided by investment dealers. Short-term investments that mature in 60 days or less are valued at amortized cost unless the Board of Trustees determines that this does not constitute fair value.

With respect to the New Funds, if market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the New Adviser in accordance with procedures approved by the AST Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available.

Applying AST valuation policies after the Reorganization to the New Funds is not expected to result in material differences in the New Funds’ NAV compared to applying AIFT’s valuation policies to the Existing Funds prior to the Reorganization.

Description of the Securities to be Issued; Rights of Shareholders. The following is a summary of the material rights of shareholders of the Existing Funds and the New Funds, but does not purport to be a complete description of these rights. These rights may be determined in full refence to the Delaware Statute (the “Delaware Statute”) governing Delaware business statutory trusts and the Agreement and Declaration of Trust and By-Laws (collectively, the “Governing Instruments”) of each of AST and AIFT. The Governing Instruments are subject to amendment in accordance with their terms. Copies of the Governing Instruments are available upon request and without charge by following the instructions listed under “Available Information.”

Forms of Organization. The Existing Funds are series of AIFT, an open-end management investment company organized under Delaware law on October 7, 2004. The New Fund is a series of AST, an open-end management investment company organized as a Delaware business statutory trust on January 12, 2012. Each of the Existing Funds have Institutional Class, Class A and Class C shares and the New Funds have Institutional Class and Class A shares.

Capital Stock. Both AIFT and AST are authorized to issue an unlimited number of shares of beneficial interests (or shares). Each Existing Fund is a single series of AIFT. Each New Fund is a single series of AST. Interests in the Existing Funds and the New Funds are represented by shares of beneficial interest each with no par value. Each of AIFT and AST offer other series portfolios in separate prospectuses and statements of additional information.

Voting Rights. Each share of the Existing Funds and the New Funds represent an interest in the respective class of the Fund that is equal to and proportionate with each other share of the respective class of the Fund. AIFT and AST shareholders are entitled to one vote per share (and a fractional vote per fractional share) held on matters on which they are entitled to vote. AIFT and AST are not required to hold annual shareholder meetings, and it is not expected that either will do so. However, AIFT and AST may hold special meetings for certain purposes. On any matters submitted to a vote of shareholders, AIFT and AST shares are voted together without regard to class or series except when separate voting is required by the 1940 Act or other applicable law, or where the respective Board has decided that a matter only affects the interests of one or more series.

Shareholder Liability. Pursuant to the Governing Instruments, shareholders of AIFT and AST generally are not personally liable for the acts, omissions or obligations of the Trusts or their Trustees.

Preemptive Rights. Shareholders of AIFT and AST are not entitled to any preference, preemptive, appraisal, conversion or exchange rights.

Fund Trustees and Officers. AIFT is managed by the AIFT Board. AST is managed by the AST Board. Therefore, the New Funds will have a different Board from the Existing Funds. Below are the members of the AST Board:

Name and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Independent Trustees
Ward D. Armstrong, Birth year: 1954	Trustee and Chairman	Mr. Armstrong was appointed to the Board on May 27, 2016. Mr. Armstrong was appointed Chairman of the Board at the August 24, 2017 meeting of the Board of Trustees.	Retired; Managing Partner, NorthRock Partners, LLC (October 2013 to July 2015); Managing Director, NorthRock Partners, a Private Wealth Advisory Practice of Ameriprise Financial (February 2010 to October 2013); Senior Vice President, Ameriprise Financial, Inc. (November 1984 to May 2007); President, American Express Asset Management (2002 to 2004); and Chairman, Ameriprise Trust Company (November 1996 to May 2007).	12	Mr. Armstrong is a Director of the Heartland Group, Inc. (5 funds).

Name and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
J. Wayne Hutchens, Birth year: 1944	Trustee	Mr. Hutchens was elected to the Board on October 30, 2012.	Mr. Hutchens is currently retired. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Trustee of the Denver Museum of Nature and Science (2000 to present), Director of AMG National Trust Bank (June 2012 to present) and Trustee of Children’s Hospital Colorado (May 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	12	Mr. Hutchens is a Director of RiverNorth Opportunity Fund (2013 to present)
Patrick Seese, Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.	Mr. Seese is an owner and a Managing Director of Integris Partners, a middle-market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.	12	Mr. Seese is a Director of The Mile High Five Foundation (2013 to present) and SJ Panthers Foundation (2016 to present)
Interested Trustee*
Jeremy O. May, Birth year: 1970	Trustee and President	Mr. May was elected Trustee and President on October 30, 2012. Mr. May was Chairman from October 30, 2012 to August 24, 2017.	Mr. May joined ALPS in 1995 and is currently President and Director of ALPS Fund Services, Inc., ALPS Distributors, Inc., and ALPS Portfolio Solutions Distributor, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also on the Board of Directors of the University of Colorado Foundation and the AV Hunter Trust.	12	Mr. May is Trustee of the Reaves Utility Income Fund (1 fund) and Elevation ETF Trust (1 ETF).

Name and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Officers
Kimberly R. Storms, Birth year: 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust on October 30, 2012.	Ms. Storms is Senior Vice President and Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Financial Investors Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.	N/A	N/A
Richard C. Noyes, Birth year: 1970	Secretary	Mr. Noyes was elected Secretary of the Trust on November 14, 2016.	Mr. Noyes joined ALPS in 2015 and is Senior Vice President and Director of Legal Administration of ALPS. Prior to joining ALPS, Mr. Noyes served as Assistant Vice President and Senior Counsel of Janus Capital Management LLC. Mr. Noyes is deemed an affiliate of the Trust as defined under the 1940 Act.	N/A	N/A
Jennifer A. Craig, Birth year: 1973	Assistant Secretary	Ms. Craig was elected Assistant Secretary of the Trust on May 27, 2016.	Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Craig is also Assistant Secretary of Clough Funds Trust, Clough Global Opportunities Fund, Clough Global Allocation Fund, Clough Global Equity Fund and Financial Investors Trust.	N/A	N/A
Alan Gattis, Birth year: 1980	Assistant Treasurer	Mr. Gattis was elected Assistant Treasurer of the Trust on August 9, 2016.	Mr. Gattis joined ALPS in 2011 and is currently Vice President and Fund Controller of ALPS. Prior to joining ALPS, Mr. Gattis was an Auditor at Spicer Jeffries LLP (2009 through 2011) and an Auditor at PricewaterhouseCoopers LLP (2004 - 2009). Because of his position with ALPS, Mr. Gattis is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Gattis is also Assistant Treasurer of Elevation ETF Trust and Financial Investors Trust.	N/A	N/A

Name and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Lucas D. Foss, Birth Year: 1977	Chief Compliance Officer (“CCO”)	Mr. Foss was elected CCO of the Trust on January 22, 2018.

Mr. Foss joined ALPS in November 2017 as Vice President and Deputy Chief Compliance Officer. Prior to his current role, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (July 2015-November 2017). Deputy Chief Compliance Officer at ALPS (September 2012 – June 2015)

Compliance Manager at ALPS (January 2010 - August 2012) and a Senior Compliance Analyst at ALPS (November 2006 – December 2009). Before joining ALPS, Mr. Foss held positions at Bisys Hedge Fund Services and Deutsche Asset Management. Because of his position with ALPS, Mr. Foss is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Foss is also CCO of Harvest Volatility Edge Trust and Goehring & Rozencwajg Investment Funds.

				N/A	N/A

Other Fund Service Providers. The Reorganization will affect other services currently provided to the Existing Funds. The current service providers to the Existing Funds and the new service providers to the New Funds are listed below.

	Existing Funds, each a series of	New Funds, each a series of
Service Providers	American Independence Funds Trust	ALPS Series Trust
Investment Adviser	Manifold Fund Advisors, LLC	Change – Manifold Partners, LLC
Sub-Advisers	American Independence Global Tactical Allocation Fund, no subadviser	Change American Independence Global Tactical Allocation Fund, sub-advised by Lee Capital Management, L.P.
Sub-Advisers	American Independence Kansas Tax-Exempt Bond Fund, subadvised by Carret Asset Management, LLC	No Change American Independence Kansas Tax-Exempt Bond Fund, sub-advised by Carret Asset Management, LLC
Distributor & Principal Underwriter	Matrix 360 Distributors	Change – ALPS Distributors, Inc.
Custodian	INTRUST Bank NA	No Change – INTRUST Bank NA
Transfer Agent & Dividend Disbursing Agent	Boston Financial Data Services	Change – ALPS Fund Services, Inc
Accounting Agent	UMB Fund Services	Change – ALPS Fund Services, Inc.

Independent Accountants. Grant Thornton LLP serves as the independent registered public accounting firm to the Existing Funds, and Cohen & Company, Ltd. will serve as the independent registered public accounting firm to the New Funds.

VOTING INFORMATION

Record Date, Voting Rights, and Vote Required. Proxies are being solicited from the shareholders of the Existing Funds by the AIFT Board for the Special Meeting to be held on August 24, 2018 at 1:00 p.m. Eastern Time at the offices of AIFT at 74 Virginia Rd., Box 14, North White Plains, New York 10603, or at such later time made necessary by adjournment or postponement. Unless revoked, all valid proxies will be voted in accordance with the instructions thereon. If you return your signed proxy card without instructions, your vote will be cast in favor of the Reorganization of the Existing Fund in which you hold shares.

The American Independence Board has fixed the close of business on July 16, 2018 (the “Record Date”) as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournments or postponement thereof. Shareholders of record as of the Record Date will be entitled to one vote for each share held and to a proportionate fractional vote for each fractional share held. As of the Record Date, the total number of issued and outstanding shares of beneficial interest of the Existing Funds was:

Fund	Issued and Outstanding Number of Shares
Existing Global Tactical Allocation Fund	4,463,188
Existing Kansas Bond Fund	13,216,608

Shareholders of record who own 5% or more of the Existing Funds as of the Record Date are set forth on Appendix B to this Proxy Statement. Each Existing Fund’s Reorganization Plan will require the affirmative vote of the holders of a majority of the shares represented at that meeting, either in person or by proxy.

When a proxy is returned as an abstention or “broker non-vote” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), the shares represented by the proxy will be treated as present for purposes of determining a quorum and as votes against the Reorganization. In addition, under the rules of the New York Stock Exchange (“NYSE”), if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. The NYSE considers the Reorganization to be a non-routine matter that affects substantially a shareholder’s rights or privileges. As a result, these shares also will be treated as broker non-votes for purposes of the Reorganization (but will not be treated as broker non-votes for other proposals, including adjournment or postponement of the special meeting).

Treating broker non-votes as votes against the Reorganization may result in the proposal not being approved, even though the votes cast in favor would have been sufficient to approve the proposal if some or all of the broker non-votes had been withheld.

How to Vote. You may vote in one of four ways

•	in person by attending the Special Meeting to be held on August 24, 2018, at 1:00 p.m. at the offices of AIFT at 74 Virginia Rd., Box 14, North White Plains, New York 10603, or at such later time made necessary by adjournment or postponement;

•	by completing and signing the enclosed proxy ballot and mailing it to us in the prepaid return envelope (if mailed in the United States);

•	by Internet at the website address listed on your proxy ballot; or

•	by calling the toll-free number printed on your proxy ballot.

PLEASE NOTE, TO VOTE VIA THE INTERNET OR TELEPHONE, YOU WILL NEED THE “CONTROL NUMBER” THAT APPEARS ON YOUR PROXY BALLOT.

Proxies. If you properly authorize your proxy by internet or telephone, or by executing and returning the enclosed proxy card by mail, and your proxy is not subsequently revoked, your vote will be cast at the Special Meeting and at any adjournment or postponement thereof. If you give instructions, your vote will be cast in accordance with those instructions. If you return your signed proxy card without instructions, your vote will be cast in favor of the Reorganization. A proxy with respect to shares held in the name of two or more persons is valid and will be counted if executed by any one of them unless at or prior to its use the Existing Fund receives written notification to the contrary from any one of such persons.

The shares represented by each valid proxy received in time will be voted at the Special Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the Reorganization and at the discretion of the holders of the proxy on any other matter that may come before the Special Meeting that AIFT did not have notice of a reasonable time prior to the mailing of this Proxy Statement/Prospectus. You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the President of AIFT revoking the proxy, or (iii) attending and voting in person at the Meeting.

Quorum; Adjournments; and Postponements. For the Reorganization, the presence at the Special Meeting of holders of a one-third of the outstanding shares the Existing Fund entitled to vote at the Special Meeting (in person or by proxy) constitutes a quorum.

If the necessary quorum to transact business or the vote required to approve the Reorganization is not obtained at the Special Meeting, or if a quorum is obtained but sufficient votes required to approve the Reorganization are not obtained, the persons named as proxies on the enclosed proxy card may propose one or more adjournments or postponements of the Special Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposal. The meeting may be held as adjourned or postponed within a reasonable time after the date set for the original meeting without further notice and in accordance with applicable law. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment or postponement and on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the Securities and Exchange Commission (the “SEC”), including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules. Proxies containing “no” votes for the proposal will be cast against adjournment.

Solicitation of Proxies. Proxies are being solicited by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of the Current Adviser, the New Adviser, and their affiliates, or by proxy soliciting firms retained by the Existing Funds. AST Fund Solutions (“AFS”), a proxy solicitor, has been retained to assist in the solicitation of proxy cards primarily by contacting shareholders by telephone and facsimile. AFS, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing to any third-party shareholder information; and (iii) required to comply with applicable state telemarketing laws. The cost of retaining AFS is expected to be less than $135,000. The cost of retaining AFS will be deemed a Reorganization expense and payable by the Current Adviser.

As the Meeting date approaches, shareholders of an Existing Fund may receive a call from a representative of AFS or an affiliate of AFS (each, “Solicitor”) if the Existing Fund has not yet received their vote. Authorization to permit a Solicitor to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of each Existing Fund believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. In all cases where a telephonic proxy is solicited, a Solicitor is required to get information from the shareholder to verify his identity and authority to vote the shares (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), and to confirm that the shareholder has received the Proxy Statement/Prospectus and the supplement in the mail.

If the shareholder information solicited agrees with the information provided to the Solicitor by the Existing Fund, the Solicitor has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder’s instructions on the proposal. The Solicitor, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement/Prospectus. The Solicitor will record the shareholder’s instructions on the card. Within 72 hours, the Solicitor will send the shareholder a letter to confirm the shareholder’s vote and asking the shareholder to call a Solicitor immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

Your vote is important no matter how many shares you own. We urge you to act promptly in order to allow us to obtain a sufficient number of votes and avoid the cost of additional solicitation.

INFORMATION ABOUT THE EXISTING FUND AND NEW FUND

Information concerning the operation and management of the Existing Funds can be found in each Existing Fund’s Prospectus. Additional information about the Existing Funds is included in the Statement of Additional Information for AIFT. Each of the Prospectuses and the Statement of Additional Information are available upon request and without charge by calling the Existing Funds at 1-888-266-8787.

For a detailed discussion of the investment objectives, policies, risks and restrictions of each Existing Fund, see the Prospectus for each Existing Fund dated March 1, 2018, which has been filed with the SEC and is incorporated by reference into this Proxy Statement/Prospectus. A Statement of Additional Information for the Existing Funds dated March 1, 2018 has been filed with the SEC and is incorporated by reference into this Proxy Statement/Prospectus. Copies of the prospectus and Statement of Additional Information for the Existing Fund are available upon request and without charge by calling toll-free 1-888-628-8208.

Each of AIFT and AST are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, and files reports and other information, including proxy materials and charter documents, with the SEC. Reports, proxy statements, registration statements and other information filed by AIFT and AST may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the following regional offices of the SEC: Northeast Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.

The financial statements of the Existing Funds for the fiscal year ended October 31, 2017 have been audited by Grant Thornton LLP, its independent registered public accounting firm, and are contained in the Annual Report to shareholders. AIFT will furnish, without charge, a copy of the Annual Report upon request. Requests should be made by calling toll-free 1-888-266-8787 or by visiting www.americanindependence.com. The Annual Report for the Existing Funds also is available on the SEC’s website at www.sec.gov. The New Funds have not yet commenced operations and, therefore, has not produced shareholder reports.

The Financial Highlights relating to the Existing Funds contained in the Annual Report for the fiscal year ended October 30, 2017 are attached as Appendix D.

LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of shares of the New Funds will be passed on by Davis Graham & Stubbs LLP. Current legal matters concerning the issuance of shares by the New Funds will be passed on by Davis Graham & Stubbs LLP.

EXPERTS

The financial statements and financial highlights of the Existing Funds incorporated into this Proxy Statement by reference from the Existing Funds’ Annual Report on Form N-CSR for the fiscal year ended October 31, 2017 have been audited by Grant Thornton LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. As the New Funds will not be in operation until after the Reorganization, there are currently no financials for the New Funds. Cohen & Company, Ltd. will serve as the independent registered public accounting firm for the New Funds.

OTHER MATTERS

The Existing Funds are not required, and do not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders (assuming the current proposal is approved) should send their written proposals to the Secretary of AST, c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, so that they are received within a reasonable time before any such meeting. The timely submission of a proposal does not guarantee its submission.

Appendix A

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Reorganization Agreement”) is made as of this [__] day of [_______], 2018 by ALPS Series Trust, a Delaware business statutory trust (“Acquiring Trust”), on behalf of the [American Independence Global Tactical Allocation Fund/American Independence Kansas Tax-Exempt Bond Fund] (“Acquiring Fund”); American Independence Funds Trust, a Delaware business statutory trust (“Selling Trust”), on behalf of the American Independence Global Tactical Allocation Fund / American Independence Kansas Tax-Exempt Bond Fund (“Selling Fund”) (the Acquiring Fund and Selling Fund referred to herein as a “Fund” and collectively, “Funds”); Manifold Partners, LLC, a Delaware limited liability company (“Adviser”), the proposed investment adviser to the Acquiring Fund (only for purposes of Sections 1.7, 5.10, 5.12, and 9.1 of this Agreement). The principal place of business of the Acquiring Trust is 1290 Broadway, Suite 1100, Denver, Colorado 80203; the principal place of business of the Selling Trust is 75 Virginia Road, Box 14, North White Plains, New York 10603; and the principal place of business of the Adviser is 455 Market Street 12th Floor, San Francisco, California 94105.

This Reorganization Agreement is intended to be and is adopted as a plan of “reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (“Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of:

(a)	the transfer of all the assets of the Selling Fund to the Acquiring Fund, in exchange solely for voting Institutional Class and Class A shares of beneficial interest, no par value per share, of the Acquiring Fund (collectively, “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund; and

(b)	the pro rata distribution of all the Institutional Class shares of the Acquiring Fund to the Institutional Class shareholders of the Selling Fund, all of the Class A shares of the Acquiring Fund to the Class A shareholders and Class C shareholders of the Selling Fund (as calculated pursuant to this Agreement), and the termination, dissolution and complete liquidation of the Selling Fund as provided herein, all upon the terms and conditions set forth in this Reorganization Agreement (“Reorganization”).

WHEREAS, the Acquiring Fund is a separate series of the Acquiring Trust, the Selling Fund is a separate series of the Selling Trust, the Acquiring Trust and the Selling Trust are open-end management investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”), and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund has been organized to continue the business and operations of the Selling Fund;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares;

WHEREAS, the Acquiring Fund currently has no assets and has carried on no business activities prior to the date first written above and will have no assets and will have carried on no business activities prior to the consummation of the Reorganization, except as necessary to consummate the Reorganization and to issue the Initial Shares (as defined in Section 1.10 of this Agreement) as part of the organization of the Acquiring Fund;

WHEREAS, the Board of Trustees of the Acquiring Trust, including a majority of the trustees who are not “interested persons” as that term is defined in Section 2(a)(19) of the 1940 Act (e “Independent Trustees”), has determined that the Reorganization is in the best interests of the Acquiring Fund; and

WHEREAS, the Board of Trustees of the Selling Trust, including a majority of the Independent Trustees, has determined that the Reorganization is in the best interests of the Selling Fund and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I
TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE SELLING FUND’S LIABILITIES, AND TERMINATION AND LIQUIDATION OF THE SELLING FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all its assets, as set forth in Section 1.2 of this Agreement, to the Acquiring Fund. In consideration for such transfer, the Acquiring Fund agrees (a) to deliver to the Selling Fund the number of full and fractional Acquiring Fund Shares, computed in the manner set forth in Section 2.3 of this Agreement; and to assume all the liabilities of the Selling Fund, as set forth in Section 1.3 of this Agreement. All Acquiring Fund Shares delivered to the Selling Fund shall be delivered at net asset value (“NAV”) without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in Section 3.1 of this Reorganization Agreement (“Closing”).

1.2 ASSETS TO BE TRANSFERRED. The Selling Fund shall transfer all its assets to the Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date (as defined in Section 3.1 of this Agreement).

1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all its known liabilities and obligations to the extent possible before the Closing Date, other than those liabilities and obligations which otherwise would be discharged at a later date in the ordinary course of business or any liabilities or obligations that are intended to be assumed and paid by another person or entity (including Manifold Fund Advisors LLC). Notwithstanding the foregoing, the Acquiring Fund shall assume all liabilities of the Selling Fund, which assumed liabilities shall include all the Selling Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether arising in the ordinary course of business, whether determinable at the Closing Date, and whether specifically referred to in this Agreement.

1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is possible, but no later than six (6) months after the Closing Date (“Liquidation Date”)

(a) the Selling Fund will distribute pro rata, in complete liquidation of the Selling Fund, to its shareholders of record, determined as of the close of business on the Valuation Date (as defined in Section 2.1 of this Agreement) (“Selling Fund Shareholders”), all the Acquiring Fund Shares received by the Selling Fund pursuant to Section 1.1 of this Agreement; and

(b) the Selling Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.8 of this Agreement. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Selling Fund Shareholders and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be redeemed by the Selling Trust and canceled on its books. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued at the Closing to the Selling Fund, in an amount computed in the manner set forth in Section 2.3 of this Agreement, to be distributed to the Selling Fund Shareholders.

1.6 STATE FILINGS. Promptly following the Closing Date, the Selling Trust shall make any filings with the State of Delaware that may be required under state law to cause, implement and complete the termination of the Selling Fund, and shall file final tax returns with the State of New York and elsewhere to the extent required under applicable law.

1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred. Notwithstanding the foregoing, any other transfer taxes payable upon the issuance of the Acquiring Fund Shares shall be paid by the Adviser.

1.8 TERMINATION. The Selling Fund shall be dissolved, terminated and have its affairs wound up in accordance with Delaware state law, promptly following the Closing Date and the making of all distributions pursuant to Section 1.4 of this Agreement.

1.9 BOOKS AND RECORDS. All books and records of the Selling Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and copies thereof shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date. The Acquiring Fund shall maintain all books and records relating to the Reorganization for the time periods required under applicable law.

1.10 INITIAL SHARES. Prior to the Closing, the Acquiring Fund will issue one share of Institutional Class and Class A shares of the Acquiring Fund (each, an “Initial Share” and collectively, “Initial Shares”) to the Adviser (“Sole Shareholder”) in exchange for Ten Dollars ($10.00) per share for the sole purpose of allowing the Sole Shareholder to approve certain organizational items on behalf of the Acquiring Fund. The Initial Shares shall be redeemed and cancelled by the Acquiring Fund in exchange for Ten Dollars ($10.00) per share immediately prior to the Closing.

ARTICLE II
VALUATION

2.1 VALUATION OF ASSETS AND LIABILITIES. The value of the Selling Fund’s net assets shall be the value of all the Selling Fund’s assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Date”) after the declaration and payment of any dividends and/or other distributions on that date, less the amount of all the Selling Fund’s liabilities. The value of the Selling Fund’s assets and liabilities shall be determined by using the valuation procedures set forth in the Selling Trust’s Pricing Policy and Procedures and the Selling Fund’s then-current prospectus and statement of additional information, or such other valuation procedures as may be mutually agreed upon by the parties. The aggregate net asset value of the Acquiring Fund Shares shall be the aggregate net asset value of the Selling Fund computed on the Valuation Date, using the valuation procedures set forth above.

2.2 VALUATION OF SHARES. The NAV per share for the Institutional Class of the Acquiring Fund shall be equal to the NAV per share for the Institutional Class of the Selling Fund computed on the Valuation Date, using the valuation procedures set forth in Section 2.1 of this Agreement. The NAV per share for the Class A of the Acquiring Fund shall be equal to the NAV per share for the Class A of the Selling Fund computed on the Valuation Date, using the valuation procedures set forth in Section 2.1 of this Agreement.

2.3 SHARES TO BE ISSUED.

(a) The number of full and fractional Institutional Class shares to be issued by the Acquiring Fund in exchange for the net assets of the Selling Fund attributable to the Institutional Class of the Selling Fund shall be equal to the number of full and fractional Institutional Class shares of the Selling Fund issued and outstanding on the Valuation Date, calculated to the third decimal place after the decimal point. Each Institutional Class shareholder of the Selling Fund will receive the number of full and fractional shares of Institutional Class shares of the Acquiring Fund, equal as of the Valuation Date to the number of full and fractional Institutional Class shares of the Selling Fund held by that shareholder immediately prior to the Reorganization, calculated to the third decimal place after the decimal point.

(b) The number of full and fractional Class A shares to be issued by the Acquiring Fund in exchange for the net assets of the Selling Fund attributable to the Class A shares of the Selling Fund shall be equal to the number of full and fractional Class A shares of the Selling Fund issued and outstanding on the Valuation Date, calculated to the third decimal place after the decimal point. Each Class A shareholder of the Selling Fund will receive the number of full and fractional shares of Class A shares of the Acquiring Fund, equal as of the Valuation Date to the number of full and fractional Class A shares of the Selling Fund held by that shareholder immediately prior to the Reorganization, calculated to the third decimal place after the decimal point.

(c) The number of full and fractional Class A shares to be issued by the Acquiring Fund in exchange for the net assets of the Selling Fund attributable to the Class C shares of the Selling Fund shall be equal to the aggregate NAV attributable to the Class C shares of the Selling Fund divided by the NAV per share for the Class A shares of the Acquiring Fund, calculated in accordance with Section 2.2 of this Agreement and to the third decimal place after the decimal point. Each Class C shareholder of the Selling Fund will receive the number of full and fractional shares of Class A shares of the Acquiring Fund, equal to the aggregate NAV attributable to the Class C shares of the Selling Fund held by that Class C shareholder immediately prior to the Reorganization divided by the NAV per share for the Class A shares of the Acquiring Fund, calculated in accordance with Section 2.2 of this Agreement and to the third decimal place after the decimal point.

2.4 EFFECT OF SUSPENSION IN TRADING. The Valuation Date and Closing Date (as defined in Section 3.1 of this Agreement) shall be postponed, if on the Valuation Date, either:

(a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Selling Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or

(b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable as mutually agreed upon by the parties.

The postponement shall continue until the first business day after the day when trading is fully resumed and reporting is restored.

2.5 DETERMINATION OF VALUE. All computations of value shall be made by UMB Fund Services, the Selling Fund’s accounting agent, in accordance with its regular practice in pricing the shares and assets of the Selling Fund and confirmed by ALPS Fund Services, Inc., the Acquiring Fund’s accounting agent.

ARTICLE III
CLOSING AND CLOSING DATE

3.1 CLOSING DATE. The Closing shall occur on August__, 2018 or such other date as the parties may agree in writing (“Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place immediately after the close of regular trading on the NYSE on the Valuation Date. The Closing shall be held immediately after the close of regular trading on the NYSE at the offices of ALPS Fund Services, Inc. in Denver, Colorado or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. The Selling Fund shall cause INTRUST Bank, N.A., as custodian for the Selling Fund (“Custodian”), to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that (a) the Selling Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable U.S. federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund. The Selling Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian for the Selling Fund to the custodian for the Acquiring Fund for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the Selling Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for the transfer in such condition as to constitute good delivery thereof.

3.3 TRANSFER AGENT’S CERTIFICATE. The Selling Fund shall cause Boston Financial Data Services (“BFDS”), as transfer agent for the Selling Fund (“Selling Fund Transfer Agent”), to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders, and the number, class and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause ALPS Fund Services, Inc., its transfer agent, to issue and deliver to the Secretary of the Selling Trust at the Closing (a) a certificate as to the opening of accounts in the Selling Fund Shareholders’ names on the Acquiring Fund’s share transfer books; and (b) a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund’s account on the books of the Acquiring Fund.

3.4 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Trust, on behalf of the Selling Fund, represents and warrants to the Acquiring Fund as follows:

(a) The Selling Trust is a business statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) The Selling Fund is a separate series of the Selling Trust duly authorized in accordance with the applicable provisions of the Selling Trust’s Declaration of Trust, as amended.

(c) The Selling Trust is registered as an open-end management investment company under the 1940 Act, and such registration has not been revoked or rescinded and is in full force and effect.

(d) The Selling Fund is not, and the execution, delivery, and performance of this Reorganization Agreement (subject to shareholder approval) will not result, in the violation of any provision of the Selling Trust’s Trust Instrument, as amended, or the Bylaws (collectively, the “Selling Trust Governing Documents”) or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

(e) Except for conversion fees, if any, that may be paid to the Selling Fund Transfer Agent (i.e., BFDS) and the Selling Fund’s Custodian in connection with the Reorganization or as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to the Selling Fund before the Closing Date, except for liabilities, if any, to be discharged as provided in Section 1.3 of this Agreement.

(f) No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form a reasonable basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The annual financial statements of the Selling Fund for the fiscal year ended October 31, 2017 were prepared in accordance with generally accepted accounting principles and were audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of October 31, 2017, and there are no known contingent liabilities of the Selling Fund as of such date that are not disclosed in such statements.

(h) The semi-annual financial statements of the Selling Fund for the fiscal year ended April 30, 2018 were prepared in accordance with generally accepted accounting principles and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of April 30, 2018, and there are no known contingent liabilities of the Selling Fund as of such date that are not disclosed in such statements.

(i) Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Selling Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Selling Fund arising after such date, except as otherwise disclosed in writing to and accepted by the Acquiring Fund. For the purposes of this subsection (h), a decline in the NAV of the Selling Fund shall not constitute a material adverse change.

(j) All U.S. federal, state, local and other tax returns and reports of the Selling Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are correct in all material respects. All U.S. federal, state, local and other taxes required to be paid (whether shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (h) above. To the best of the Selling Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Selling Fund, and no assessment for taxes, interest, additions to tax, or penalty has been asserted or threatened against the Selling Fund.

(k) All issued and outstanding shares of the Selling Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All the issued and outstanding shares of the Selling Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Selling Fund Transfer Agent as provided in Section 3.3 of this Agreement. The Selling Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Selling Fund and has no outstanding securities convertible into shares of the Selling Fund.

(l) At the time of the Closing, the Selling Fund will have good and marketable title to the Selling Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2 of this Agreement, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no other restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (“1933 Act”), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(m) Other than approval by the Selling Fund Shareholders, the execution, delivery and performance of this Reorganization Agreement have been duly authorized by all necessary action on the part of the Selling Fund and the Selling Trust’s Board of Trustees. Subject to approval by the Selling Fund Shareholders, this Reorganization Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with applicable U.S. federal securities and other laws and regulations.

(o) The current prospectus and statement of additional information of the Selling Fund conform, in all material respects, to the applicable requirements of the 1933 Act, and the 1940 Act and the rules and regulations thereunder and do not include, with respect to the Selling Trust or the Selling Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(p) From the effective date of the Registration Statement (as defined in Section 5.7 of this Agreement), through the time of the meeting of the Selling Fund Shareholders (“Selling Fund Meeting”) and on the Closing Date, any written information furnished by the Selling Fund for use in the Proxy Materials (as defined in Section 5.7 of this Agreement), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(q) For each taxable year of its operations prior to the Closing Date, the Selling Fund (i) has elected to qualify, and has qualified, as a “regulated investment company” under Subchapter M of the Code (“RIC”), (ii) has been eligible to and has computed its U.S. federal income tax under Section 852 of the Code, and (iii) has been, and will be as of the Closing Date treated as a separate corporation for U.S. federal income tax purposes pursuant to Section 851(g) of the Code. The Selling Fund will qualify as a RIC as of the Closing Date and will have satisfied as of the close of its most recent prior quarter of its taxable year, the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d)(1) of the Code. The Selling Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Selling Fund to fail to qualify as a RIC under the Code.

(r) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act or Delaware state law, as applicable, for the execution of this Reorganization Agreement by the Selling Trust on behalf of the Selling Fund, except for the effectiveness of the Form N-14 Registration Statement (as defined in Section 5.7 of this Agreement) and the Acquiring Trust’s Post-Effective Amendment (as defined in Section 8.6 of this Agreement) and the filing of any documents that may be required under Delaware state law and except for such other consents, approvals, authorizations and filings as have been made or received and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Reorganization Agreement and the transactions contemplated herein must be approved by the shareholders of the Selling Fund as described in Section 5.2 of this Agreement.

(s) The Selling Trust’s Board of Trustees satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act as they currently apply to the Selling Trust.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Selling Fund as follows:

(a) The Acquiring Trust is a business statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) The Acquiring Fund is a separate series of the Acquiring Trust duly authorized in accordance with the applicable provisions of the Acquiring Trust’s Declaration of Trust.

(c) The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and such registration has not been revoked or rescinded and is in full force and effect.

(d) The Acquiring Fund was formed solely for the purpose of effecting the Reorganization, has not commenced operations or engaged in any business and will not do so until after the Closing and, except with respect to the consideration received in exchange for the issuance of the Initial Shares, has not owned any assets and will not own any assets prior to the Closing. There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than the Initial Shares issued to the Sole Shareholder in association with the organization of the Acquiring Fund. The Acquiring Fund will redeem and cancel such Initial Shares immediately prior to the Closing in exchange for an amount equal to the consideration received by the Acquiring Fund for such Initial Shares so that the Acquiring Fund will own no assets at the time of the Closing.

(e) The Acquiring Fund is not, and the execution, delivery and performance of this Reorganization Agreement will not result, in a violation of the Acquiring Trust’s Revised Trust Instrument or Bylaws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(f) No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Trust or the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Trust or the Acquiring Fund to carry out the transactions contemplated by this Agreement. Neither the Acquiring Trust nor the Acquiring Fund knows of any facts that might form a reasonable basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(g) The execution, delivery and performance of this Reorganization Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund and the Acquiring Trust’s Board of Trustees, and this Reorganization Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(h) The Acquiring Fund Shares to be issued and delivered to the Selling Fund for the account of the Selling Fund Shareholders pursuant to the terms of this Reorganization Agreement will, at the Closing Date, have been duly authorized and will, after taking into account the redemption and cancellation of the Initial Shares, constitute all the issued and outstanding shares of the Acquiring Fund as of the Closing Date. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund and will be fully paid and non-assessable. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund, and has no outstanding securities convertible into shares of the Acquiring Fund.

(i) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with U.S. federal securities and other laws and regulations.

(j) The prospectus and statement of additional information of the Acquiring Fund filed as part of the Acquiring Trust’s Post-Effective Amendment (as defined in Section 8.6 of this Agreement), which will become effective prior to the Closing Date, conform, and as of the effective date of the Post-Effective Amendment will conform, in all material respects, to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not, and as of the effective date of the Post-Effective Amendment will not, with respect to the Acquiring Trust or the Acquiring Fund, include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(k) From the effective date of the Form N-14 Registration Statement (as defined in Section 5.7 of this Agreement), through the time of the Selling Fund Meeting and on the Closing Date, any written information furnished by the Acquiring Trust with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7 of this Agreement), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(l) The Acquiring Fund (i) will elect to be taxed as a RIC, will qualify for the tax treatment afforded RICs under the Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years, (ii) will be eligible to compute its U.S. federal income tax under Section 852 of the Code for the taxable year that includes the Closing Date, and (iii) will be treated as a separate corporation for U.S. federal income tax purposes pursuant to Section 851(g) of the Code for the taxable year that includes the Closing Date.

(m) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by the Acquiring Trust, for itself and on behalf of the Acquiring Fund, or the performance of this Agreement by the Acquiring Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Form N-14 Registration Statement (as defined in Section 5.7 of this Agreement) and the Post-Effective Amendment (as defined in Section 8.6 of this Agreement) and the filing of any documents that may be required under Delaware state law and except for such other consents, approvals, authorizations and filings as have been made or received and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(n) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate to continue its operations after the Closing Date.

(o) The Acquiring Trust’s Board of Trustees satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act as they currently apply to the Acquiring Trust.

ARTICLE V
COVENANTS OF ACQUIRING FUND AND SELLING FUND

5.1 OPERATION IN ORDINARY COURSE. Subject to Section 1.2 of this Reorganization Agreement, the Selling Fund will operate its business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid U.S. federal income or excise taxes, and shareholder purchases and redemptions. The Acquiring Fund shall not conduct any business prior to the Closing Date, other than such activity as is necessary to consummate the transactions contemplated by this Reorganization Agreement. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Reorganization Agreement being or becoming untrue in any material respect.

5.2 SHAREHOLDER APPROVAL. The Selling Fund will call a special Selling Fund Meeting to consider and act upon this Reorganization Agreement (or transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Reorganization Agreement.

5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund’s shares as permitted by shareholder account registrations.

5.5 FURTHER ACTION. Subject to the provisions of this Reorganization Agreement, each Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Selling Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Selling Fund’s assets and otherwise to carry out the intent and purpose of this Reorganization Agreement.

5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty (60) days after the Closing Date, the Selling Trust shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which will be certified by the Selling Trust’s Treasurer, a statement of the earnings and profits of the Selling Fund for U.S. federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund as a result of Section 381 of the Code.

5.7 PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS. The Acquiring Trust will prepare and file with the Securities and Exchange Commission (“Commission”) a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Selling Fund Shareholders (“Registration Statement”). The Registration Statement shall include a proxy statement of the Selling Fund and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Reorganization Agreement. The Registration Statement shall be in compliance, in all material respects, with the 1933 Act, the 1934 Act, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (“Proxy Materials”), for inclusion therein, in connection with the Selling Fund Meeting to consider the approval of this Reorganization Agreement and the transactions contemplated herein.

5.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Commission, any state securities commission, and any U.S. federal, state or local tax authorities or any other relevant authority, is and shall remain the responsibility of the Selling Fund.

5.9 TAX STATUS OF REORGANIZATION. The parties intend that the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. None of the Selling Trust, the Selling Fund, the Acquiring Trust or the Acquiring Fund shall (either before or after the Closing Date) take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or that results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. At or prior to the Closing Date, the parties to this Reorganization Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Davis Graham & Stubbs LLP to render the tax opinion contemplated in this Reorganization Agreement.

5.10 COMPLIANCE WITH SECTION 15(f) OF THE 1940 ACT. (a) The Acquiring Trust agrees that for a period of three (3) years after the Closing Date, the Acquiring Trust will maintain the composition of its Board of Trustees so that at least 75% of the board members of the Acquiring Fund or the Acquiring Trust, as applicable (or any successor) are not “interested persons” (as defined in the 1940 Act) of the Adviser; and (b) the Adviser agrees that for a period of two (2) years after the Closing Date, neither the Adviser nor any of its affiliates (or any entity which will act as investment adviser to the Acquiring Fund (or any successor)) has or shall have any express or implied understanding, arrangement or intention to impose an “unfair burden” (pursuant to Section 15(f) of the 1940 Act) on the Acquiring Fund (or any successor) as a result of the transactions contemplated hereby.

5.11 STATEMENT OF ASSETS AND LIABILITIES. The Selling Fund shall, as soon as is reasonably practicable after the Closing Date, deliver to the Acquiring Fund a statement of the Selling Fund’s assets and liabilities, together with a list of the Selling Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Selling Trust.

5.12 CONFIDENTIALITY.

(a) The Acquiring Trust, the Acquiring Fund, the Selling Trust, the Selling Fund, and the Adviser ("Protected Persons") will hold, and will cause their board members, officers, employees, representatives, agents and affiliates to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all non-public, confidential or proprietary information obtained from the other Protected Persons in connection with the transactions contemplated by this Reorganization Agreement, except such information may be disclosed (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Reorganization Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

(b) In the event of a termination of this Reorganization Agreement, the Protected Persons agree that they along with their board members, employees, representatives, agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all non-public, confidential or proprietary information relating to the other Protected Persons and their related parties and affiliates, whether obtained through their due diligence investigation, this Reorganization Agreement or otherwise, except such information may be disclosed (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

ARTICLE VI
CONDITION PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

6.1 All representations, covenants, and warranties of the Acquiring Trust and the Acquiring Fund contained in this Reorganization Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Selling Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Trust’s President and its Treasurer, in form and substance satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

6.2 The Acquiring Fund shall have performed and complied, in all material respects, with all terms, conditions, covenants, obligations, agreements and restrictions required by this Reorganization Agreement to be performed or complied with by the Acquiring Fund prior to or at the Closing.

6.3 The Selling Fund shall have received on the Closing Date an opinion from Davis Graham & Stubbs LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund substantially to the effect that:

(a) The Acquiring Trust has been formed as a business statutory trust and is existing under the laws of the State of Delaware and, as far as counsel’s knowledge, has the power as a business trust under its Declaration of Trust to carry on its business as an open-end investment company. The Acquiring Fund has been established as a separate series of the Trust under the Declaration of Trust.

(b) The Acquiring Trust is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c) Assuming that the consideration of not less than NAV has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders, as provided by this Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

(d) Each of the Registration Statement and Post-Effective Amendment is effective and to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained.

(e) The execution and delivery of this Reorganization Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Acquiring Trust’s Revised Trust Instrument or Bylaws.

(f) This Reorganization Agreement has been duly authorized, executed and delivered by the Acquiring Trust on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of this Reorganization Agreement by the Selling Trust, on behalf of the Selling Fund, is a valid and binding obligation of the Acquiring Trust on behalf of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles.

In rendering its opinion, Davis Graham & Stubbs LLP may rely on local state counsel. Such opinion shall be based on customary assumptions and such representations as Davis Graham & Stubbs LLP and local counsel may reasonably request of the Funds, and the Selling Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations.

ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1 All representations, covenants, and warranties of the Selling Trust and the Selling Fund contained in this Reorganization Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Selling Fund’s name by the Selling Trust’s President and Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 The Selling Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Reorganization Agreement to be performed or complied with by the Selling Fund prior to or at the Closing.

7.3 The Acquiring Fund shall have received on the Closing Date an opinion from Dechert LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund substantially to the effect that:

(a) The Selling Trust has been formed as a business statutory trust and is existing under the laws of the State of Delaware and, as far as counsel’s knowledge, has the power as a business trust under its Trust Instrument, as amended, to carry on its business as an open-end investment company. The Selling Fund has been established as a separate series of the Trust under the Trust Instrument, as amended.

(b) The Selling Trust is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Selling Fund of the transactions contemplated herein, except as have been obtained.

(d) The execution and delivery of this Reorganization Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Selling Trust’s Declaration of Trust, as amended (assuming approval of Selling Fund Shareholders has been obtained) or its Bylaws.

(e) This Reorganization Agreement has been duly authorized, executed and delivered by the Selling Trust on behalf of the Selling Fund and, assuming due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the Selling Trust on behalf of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles.

In rendering its opinion, Dechert LLP may rely on local state counsel. Such opinion shall be based on customary assumptions and such representations as Dechert LLP and local counsel may reasonably request of the Funds, and the Selling Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations.

7.4 As of the Closing Date, the assets of the Selling Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund has identified to the Selling Fund at least two (2) business days prior to the Closing Date as being unsuitable for the Acquiring Fund to acquire by reason of limitations in the Acquiring Trust’s trust instrument or bylaws, or of investment restrictions disclosed in the Registration Statement. The Selling Fund will, within a five (5) business days prior to the Closing Date, as such term is defined in Section 3.1 of this Reorganization Agreement, furnish the Acquiring Fund with a list of the Selling Fund’s portfolio securities and other investments.

ARTICLE VIII
FURTHER CONDITIONS PRECEDENT

The obligations of each Fund shall also be subject to the fulfillment of the following conditions (or waiver by the affected parties, except for Section 8.1 and Section 8.7 of this Reorganization Agreement):

8.1 This Reorganization Agreement and the transactions contemplated herein, with respect to the Selling Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with applicable law and the provisions of the Selling Trust Governing Documents. Notwithstanding anything herein to the contrary, neither Fund may waive the conditions set forth in this Section 8.1 of this Reorganization Agreement.

8.2 This Reorganization Agreement and the transactions contemplated herein shall have been approved by the Board of Trustees of the Acquiring Trust and the Board of Trustees of the Selling Trust, each in accordance with Rule 17a-8 under the 1940 Act, and each Fund shall have delivered to the other a copy of the resolutions approving this Reorganization Agreement adopted by its Board, certified by its Secretary or equivalent officer.

8.3 The Acquiring Trust, on behalf of and with respect to the Acquiring Fund, shall have entered into or adopted any and all agreements necessary for the Acquiring Fund’s operation as a series of an open-end investment company.

8.4 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with this Reorganization Agreement or the transactions contemplated herein.

8.5 All required consents of other parties and all other consents, orders, and permits of U.S. federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such U.S. federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.6 The post-effective amendment to the Acquiring Trust’s registration statement on Form N-1A relating to the Acquiring Fund Shares under the 1933 Act and the 1940 Act, as applicable (“Post-Effective Amendment”), shall have become effective, and any additional post-effective amendments to any such registration statement as are determined by the Trustees of the Acquiring Trust to be necessary and appropriate shall have been filed with the Commission and shall have become effective; and no stop order suspending the effectiveness of such registration statement shall have been issued. To the best knowledge of the parties to this Reorganization Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued.

8.7 The Funds shall have received an opinion of Davis Graham & Stubbs LLP, addressed to the Acquiring Trust, the Selling Trust, and their Boards of Trustees, respectively, substantially to the effect that with respect to the Reorganization for U.S. federal income tax purposes:

(a) The transfer of all the Selling Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund followed by the pro rata distribution, by class, by the Selling Fund of all the Acquiring Fund Shares to the Selling Fund Shareholders in complete liquidation of the Selling Fund will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code and the Acquiring Fund and the Selling Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund.

(c) No gain or loss will be recognized by the Selling Fund upon the transfer of all the Selling Fund’s assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the Selling Fund Shareholders solely in exchange for such shareholders’ shares of the Selling Fund in complete liquidation of the Selling Fund.

(d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares solely for Acquiring Fund Shares in the Reorganization.

(e) The aggregate basis of the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Selling Fund shares exchanged therefor by such shareholder. The holding period of Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder, provided such Selling Fund shares are held as capital assets at the time of the Reorganization.

(f) The basis of the Selling Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Selling Fund immediately before the Reorganization. The holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

(g) The consummation of the Reorganization will not terminate the taxable year of the Selling Fund. The part of the taxable year of the Selling Fund before the Reorganization and part of the taxable year of the Acquiring Fund after the Reorganization will constitute a single taxable year of the Acquiring Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Selling Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code, (2) the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under U.S. federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction, or (3) any other U.S. federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as tax counsel may reasonably request of the Funds, and the Selling Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this Section 8.7 of this Agreement.

ARTICLE IX
EXPENSES

9.1 The Funds will pay no expenses associated with their participation in the Reorganization. The Adviser will pay all expenses incurred by the Acquiring Fund and the Selling Fund in connection with this Reorganization Agreement and the transactions contemplated hereby whether or not the Reorganization is consummated (“Reorganization Expenses”). The Reorganization Expenses include, but are not limited to: (a) expenses associated with the preparation and filing of the Registration Statement and Post-Effective Amendment and amendments thereto; (b) postage; (c) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; (g) expenses associated with special meetings, if any, of the Boards of Trustees of the Acquiring Trust and Selling Trust in connection with the Reorganization; and (h) other related administrative or operational costs (including, for example, brokerage commissions, transfer fees, exchange fees, and securities registration fees). For avoidance of doubt, if the Reorganization is not consummated, the Adviser will bear full responsibility for payment of the Reorganization Expenses.

9.2 Each party represents and warrants to the other that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

9.3 Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Selling Fund or the Acquiring Fund, as the case may be, as a RIC.

ARTICLE X
ENTIRE AGREEMENT; SURVIVAL OF COVENANTS

10.1 The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Reorganization Agreement constitutes the entire agreement between and among the parties.

10.2 Except for the covenants set forth in Sections 1.4, 1.9, 5.5, 5.6, 5.10, 5.11, 5.12, 9.1, and 10.2 of this Reorganization Agreement, the representations, warranties, and covenants contained in this Reorganization Agreement or in any document delivered pursuant to or in connection with this Reorganization Agreement shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI
TERMINATION

11.1 This Reorganization Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Selling Trust and such termination may be effected by the Presidents of the Acquiring Trust and the Selling Trust in writing without further action by their respective Boards of Trustees. In addition, either the Acquiring Trust or the Selling Trust may at its option terminate this Reorganization Agreement at or before the Closing Date due to:

(a) a material breach by the other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within thirty (30) days of written notice thereof to the breaching party and prior to the Closing Date;

(b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c) a determination by the Board of Trustees of the Acquiring Trust or the Board of Trustees of the Selling Trust that the consummation of the transactions contemplated herein is not in the best interests of the Acquiring Fund or Selling Fund, respectively.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Trust, the Acquiring Fund, the Selling Trust, the Selling Fund, the Adviser, or their respective board members, members, shareholders and officers. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII
AMENDMENTS

12.1 This Reorganization Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Trust and the Selling Trust as specifically authorized by their respective Boards of Trustees; provided, however, that following the Selling Fund Meeting called by the Selling Fund pursuant to Section 5.2 of this Reorganization Agreement, no such amendment may have the effect of changing the provisions hereof to the detriment of such shareholders without their further approval.

ARTICLE XIII
HEADINGS; COUNTERPARTS; GOVERNING LAW;
ASSIGNMENT; LIMITATION OF LIABILITY

13.1 The article and section headings contained in this Reorganization Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Reorganization Agreement.

13.2 This Reorganization Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Reorganization Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflict of laws.

13.4 This Reorganization Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Reorganization Agreement.

13.5 It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the trustees, directors, shareholders, nominees, officers, agents, or employees of the Acquiring Trust or the Selling Trust personally but shall bind only the property of the respective Fund, as provided in the trust instrument of the Acquiring Trust and the Selling Trust Governing Documents. Moreover, no series of the Selling Trust or Acquiring Trust other than the Selling Fund or Acquiring Fund, respectively, shall be responsible for the obligations of the Acquiring Trust or Selling Trust hereunder, and all persons shall look only to the assets of the applicable Fund to satisfy the obligations of such Trust and Fund hereunder. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Acquiring Trust on behalf of the Acquiring Fund and the Board of Trustees of the Selling Trust on behalf of the Selling Fund and signed by authorized officers of the Acquiring Trust and the Selling Trust, respectively, acting as such. Neither the authorization by such Board of Trustees, as applicable, nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally but shall bind only the property of the respective Fund.

ARTICLE XIV
NOTICES

14.1 Any notice, report, statement or demand required or permitted by any provisions of this Reorganization Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Selling Trust or to the Acquiring Trust at the applicable address set forth in the first paragraph of this Agreement, or to any other address that the Selling Trust or the Acquiring Trust shall have last designated by notice to the other party.

(signature page follows)

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

ALPS SERIES TRUST, on behalf of the [American Independence Global Tactical Allocation Fund / American Independence Kansas Tax-Exempt Bond Fund]

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:
Title:

AMERICAN INDEPENDENCE FUNDS TRUST, on behalf of the [American Independence Global Tactical Allocation Fund / American Independence Kansas Tax-Exempt Bond Fund]

By:
	Name:	Darlene T. DeRemer
	Title:	President

ACKNOWLEDGED:

By:
Name:
Title:

The undersigned is a party to this Agreement for the purposes of Sections 1.7, 5.10, 5.12, and 9.1 only

MANIFOLD PARTNERS, LLC

By:
	Name:	Jane A. Kanter
	Title:	Chief Legal Officer

ACKNOWLEDGED:

By:
Name:
Title:

Appendix B

SHAREHOLDER INFORMATION FOR THE EXISTING FUND

As of the Record Date, and to the best knowledge of the Existing Trust, the following persons were known to own of record and/or beneficially more than 5% of any class of the voting securities of an Existing Fund:

American Independence Global Tactical Allocation Fund – Class A

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	25.32%	311,718.6680	Record Only

American Independence Global Tactical Allocation Fund – Class C

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	13.88%	28,356.7190	Record Only
Alan J Cook & Debra D Cook JTWROS 3515 Longmire Dr Unit B Box 245 College Station TX 77845-5489	5.09%	10,390.4440	Record and Beneficial
Pershing LLC PO Box 2053 Jersey City, NJ 07303-2052	5.05%	10,321.1260	Record Only

American Independence Global Tactical Allocation Fund – Institutional

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
LPL Financial A/C 1000-0005 4707 Executive Dr San Diego, CA 92121-3091	6.26%	189,151.4410	Record Only
Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of Customers Attn Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	13.42%	405,745.6410	Record Only

American Independence Kansas Tax-Exempt Bond Fund – Class A

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	30.20%	174,304.3630	Record Only
Robert W Baird & Co Inc A/C 2124-5961 777 E Wisconsin Ave Milwaukee, WI 53202-5300	16.34%	94281.0880	Record Only
Robert W Baird & Co Inc A/C 5788-8377 777 E Wisconsin Ave Milwaukee, WI 53202-5300	10.55%	60,906.7120	Record Only
Robert W Baird & Co Inc A/C 2586-0255 777 E Wisconsin Ave Milwaukee, WI 53202-5300	9.14%	52,737.1460	Record Only
Robert W Baird & Co Inc A/C 3678-2608 777 E Wisconsin Ave Milwaukee, WI 53202-5300	10.96%	63,260.6290	Record Only

American Independence Kansas Tax-Exempt Bond Fund – Class C

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	36.27%	12,473.3340	Record Only
Wells Fargo Clearing Services A/C 5282-8894 2801 Market St Saint Louis, MO 63103-2523	10.96%	3,771.0070	Record Only
Robert W Baird & Co Inc A/C 2121-0736 777 E Wisconsin Ave Milwaukee, WI 53202-5300	5.87%	2,020.0090	Record Only
Robert W Baird & Co Inc A/C 5216-1849 777 E Wisconsin Ave Milwaukee, WI 53202-5300	14.52%	4,993.1830	Record Only
Robert W Baird & Co Inc A/C 5396-7374 777 E Wisconsin Ave Milwaukee, WI 53202-5300	14.52%	4,993.4330	Record Only
Robert W Baird & Co Inc A/C 6815-9257 777 E Wisconsin Ave Milwaukee, WI 53202-5300	14.48%	4,978.9610	Record Only

American Independence Kansas Tax-Exempt Bond Fund – Institutional

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
Reliance Trust Company FBO Intrust Non-EB C/C PO Box 28004 Atlanta, GA 30358-0004	19.98%	2,518,297.3840	Record Only
Reliance Trust Company FBO Intrust Non-EB C/R PO Box 28004 Atlanta, GA 30358-0004	72.88%	9,186,269.6770	Record Only

Any person owning more than 25% of the outstanding shares of a Fund may be deemed to control it. The Trustees and officers of the Existing Trust, as a group, owned less than 1% of the outstanding shares of each class of shares of each Fund.

Appendix C

INVESTING IN THE FUND

BUYING AND REDEEMING SHARES

Each of the American Independence Global Tactical Allocation Funds and the American Independence Tax-Exempt Bond Fund (each a “Fund” and together, the “Funds”) currently offer Institutional Class and Class A shares. Each share class of a Fund represents an investment in the same portfolio of securities of such Fund, but each share class has its own expense structure, allowing you to choose the class that best meets your situation. When you purchase shares of the Funds, you must choose a share class.

Factors you should consider in choosing a class of shares include:

•	how long you expect to own the shares;
•	how much you intend to invest;
•	total expenses associated with owning shares of each class; and
•	whether you qualify for any reduction or waiver of sales charges

With certain exceptions, the Institutional Class shares are typically offered only to those investors that purchase at least the prescribed minimum amount of the Fund. Institutional Class shares are offered directly, via the Funds’ transfer agent, and through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments and financial advisors). Such intermediaries may seek payment from a Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans and foundations/endowments.

Not all financial intermediaries offer both classes of shares. Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment.

You may transfer between classes of a Fund if you meet the minimum investment requirements for the class into which you would like to transfer. Transfers between classes of a Fund are generally not considered a taxable transaction.

Institutional Class Shares. Institutional Class shares of the Funds are offered at net asset value without a sales load. Purchases of Institutional Class shares may only be made by one of the following types of "Institutional Investors":

(1)	trusts, or investment management and other fiduciary accounts managed or administered by the Adviser or its affiliates or correspondents pursuant to a written agreement;
(2)	any persons purchasing shares with the proceeds of a distribution from a trust, investment management and other fiduciary account managed or administered by Manifold Fund Advisors or its affiliates or correspondents, pursuant to a written agreement;
(3)	any registered investment advisor (RIA) or financial planner who uses the Institutional Class in conjunction with a “wrap fee” or asset-based fee; and

(4)	other persons or organizations authorized by the Distributor. The Trust and the Distributor reserve the right to waive or reduce the minimum initial investment amount with respect to certain accounts. All initial investments should be accompanied by a completed Purchase Application.

The minimum initial investment amount for the Institutional Class shares is $3,000,000. However, any RIA or financial planner using a “wrap fee” or asset-based fee will not be subject to the $3,000,000 minimums for all Funds. The Funds may waive their minimum purchase requirement.

Class A Shares. Class A shares of the Funds are offered with a front-end sales charge and volume reductions. For purchases of $1,000,000 or more, a contingent deferred sales charge (“CDSC”) of 1.00% will be assessed if redeemed within one year of purchase and a 0.50% CDSC will be assessed if redeemed after the first year and within the second year. The minimum investment for Class A shares is $5,000. Subsequent investments are $250.

Class A Share Sales Charge Schedule. If you choose to buy Class A shares, you will pay the Public Offering Price (“POP”) which is the Net Asset Value (“NAV”) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint levels”, the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below. At its discretion, the Distributor may provide the broker-dealer the full front-end sales charge.

American Independence Global Tactical Allocation Fund:

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Broker-Dealer Amount of Sales Concession
Less than $50,000	5.75%	6.10%	5.25%
$50,000 to $99,999	5.00%	5.26%	4.50%
$100,000 to $249,999	4.00%	4.17%	3.50%
$250,000 to $499,999	3.00%	3.09%	2.75%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over (1)	0.00%	0.00%	1.00%

American Independence Kansas Tax-Exempt Bond Fund:

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Broker-Dealer Amount of Sales Concession
Less than $50,000	4.25%	4.44%	4.00%
$50,000 to $99,999	3.75%	3.90%	3.50%
$100,000 to $249,999	3.00%	3.09%	2.75%
$250,000 to $499,999	2.50%	2.56%	2.25%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over (1)	0.00%	0.00%	1.00%

(1)	The Funds will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within the first 12 months after purchase of shares and 0.50% if redeemed within one and two years of purchase unless the dealer of record waived its commission with a Fund’s approval. Certain exceptions apply (see ‘‘CDSC Waivers’’ and ‘‘Waivers for Certain Parties’’). The CDSC percentage you pay on Class A shares is applied to the NAV of the shares on the date of original purchase.

Class A Shares Sales Charge Reductions. If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

In order to obtain a reduced sales charge, it may be necessary at the time of purchase for an investor to inform the Funds, the Distributor, or their broker-dealer of the existence of other accounts or purchases which are eligible to be aggregated in order to obtain a reduced sales charge. An investor may be required to provide the Funds, the Distributor, or the investor’s broker-dealer certain information to verify his/her eligibility for a reduced sales charge. This information may include, to the extent applicable, the following: (i) information or records regarding shares of the Funds eligible to be aggregated that are in all accounts held at the Funds by the investor; (ii) information or records regarding shares of the Funds eligible to be aggregated that are in accounts held at broker-dealers by the investor; and (iii) information or records regarding shares of the Funds eligible to be aggregated that are in accounts held at the Funds or at any broker-dealers by related parties of the investor, such as members of the same family or certain qualified groups.

•	You pay no front-end or back-end sales charges on Fund shares you buy with reinvested distributions.

•	You pay a lower sales charge if you are investing an amount over a breakpoint level. See the “Class A Share Sales Charge Schedule” above.

•	By signing a Letter of Intent (“LOI”), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

•	Rights of Accumulation (“ROA”) allow you to combine the amount you are investing and the total value of Class A shares of any American Independence Funds already owned (excluding Class A shares acquired at NAV) to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A shares.

•	You pay no sales charges on Fund shares you purchase with the proceeds of redemption of Class A shares within 90 days of the date of redemption.

You, or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

•	a family unit, including children under the age of twenty-one or single trust estate;

•	a trustee or fiduciary purchasing for a single fiduciary relationship; or

•	the members of a “qualified group”, which consists of a “company”, (as defined under the Investment Company Act of 1940), and related parties of such a “company”, which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

HOW A LETTER OF INTENT CAN SAVE YOU MONEY.

If you plan to invest, for example, $200,000 in a Fund that charges a maximum sales load of 5.75% in installments over the next year, by signing a letter of intent you would pay only 4.00% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, 5.00% on the next $50,001 then 4.00% on the next $100,000.

Waivers for Certain Parties. If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. The following people can buy Class A shares at NAV:

•	Current and retired employees, directors/trustees and officers of: - The Adviser and its affiliates; - The Sub-Advisers and service providers to the Funds; and - Family members of any of the above.

•	Current employees of: - Broker-dealers who act as selling agents; and - Immediate family members (spouse, sibling, parent or child) of any of the above.

Contact your selling agent for further information. We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts”. If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. Those directions may supersede the terms and conditions discussed here.

Distribution and Service (12b-1) Fee Plans. Each of the Funds has adopted a plan that allows its Class A shares to pay a distribution and service fee, as defined by the Financial Industry Regulatory Authority (“FINRA”), from its assets for selling and distributing its shares. Each Fund can pay distribution and service fees at an annual rate of up to 0.25% of its Class A Share assets. Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder Servicing Plans. Each of the Funds has adopted a plan that allows its Class A shares to pay a shareholder servicing fee. Each Fund can pay shareholder servicing fees at an annual rate of up to 0.25% of its Class A Share assets. Because shareholder servicing fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of shareholder servicing fees. As of the date of this document, the Board has not authorized any payments under either shareholder servicing plan.

Your financial representative may be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, the Funds’ Adviser may provide compensation to financial representatives for distribution, administrative and promotional services.

The financial intermediary through whom you purchase or hold your shares may receive all or a portion of the sales charges, Rule 12b-1 distribution fees and shareholder servicing fees, to the extent applicable and as described above.

Payments to Financial Intermediaries and Other Arrangements

The Adviser and/or its affiliates may enter into arrangements to make payments for additional activities to select financial intermediaries intended to result in the sale of Fund shares and/or other shareholder servicing activities out of the Adviser’s own resources (which may include profits from providing advisory services to each Fund). These payments are often referred to as “revenue sharing payments” and the revenue sharing payment amount generally vary by financial intermediary. The aggregate amount of the revenue sharing payments is determined by the Adviser and may be substantial. Revenue sharing payments create no additional cost to each Fund or its applicable shareholders.

Revenue sharing payments may create an incentive for a financial intermediary or its employees or associated persons to recommend or sell shares of a Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary’s investment professional for details about revenue sharing payments it may be receiving.

Networking, Sub-Accounting and Administrative Fees

Select financial intermediaries may enter into arrangements with each Fund, or its designees, to perform certain networking, recordkeeping, sub-accounting and/or administrative services for shareholders of each Fund. These activities are routinely processed through the National Securities Clearing Corporation’s Fund/SERV and Trust Networking systems or similar systems. In consideration for providing these services in an automated environment, such financial intermediaries may receive compensation from each Fund.

Investment Minimums

The shares of the Funds are subject to the following investment minimums:

	Institutional Class Shares	Class A Shares
Initial Purchase	$3,000,000	$5,000
Subsequent Purchases	$5,000	$250

Each Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part if, in the Adviser’s or a Fund’s opinion, the investor has adequate intent and availability of assets to reach a future level of investment in a Fund that is equal to or greater than the minimum. Investors may establish an Automatic Investment Plan (AIP) account or a Systematic Withdrawal Plan (SWP) account; there are no subsequent investment minimums for investments in AIP or SWP accounts.

Exceptions to Investment Minimums

The following investors will not be subject to the investment minimums with respect to Institutional Class shares:

•	Financial advisors and consultants whose clients aggregate over the investment minimums;

•	Institutions that have a strategic investment advisory relationship with the Adviser;

•	Employees of the Adviser and their immediate family members; and

•	The Adviser’s investment advisory clients.

The Adviser reserves the right to make additional exceptions or otherwise modify these exceptions at any time and to reject any investment for any reason.

Buying Shares

In order to buy, exchange, or redeem shares at that day’s net asset value, you must place your order with a Fund or its agent before the New York Stock Exchange (“NYSE”) closes (normally, 4:00 p.m. Eastern time). If the NYSE closes early, you must place your order prior to the actual closing time. Orders received by financial intermediaries prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of the trading on the NYSE. It is the responsibility of the financial intermediary to ensure that all orders are transmitted in a timely manner to the Fund. Otherwise, you will receive the next business day’s net asset value.

Investors may purchase, exchange or redeem shares of the Funds directly or through retirement plans, broker-dealers, bank trust departments, financial advisors or other financial intermediaries. Shares made available through full service broker-dealers may be available through wrap accounts under which such broker-dealers impose additional fees for services connected to the wrap account. Contact your financial intermediary or refer to your plan documents for instructions on how to purchase or redeem shares.

Investors may be charged a fee if they effect transactions through a broker or agent. The Funds have authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at a Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee.

There is an annual pass through IRA and Coverdell Education Savings Account maintenance fee of $10.00 that is charged by the IRA custodian on a per-account basis. This fee may be paid by the Adviser at the Adviser’s discretion.

With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

The Funds will generally accept purchases only in U.S. dollars drawn from U.S. financial institutions. Cashier’s checks, third party checks, money orders, credit card convenience checks, cash or equivalents or payments in foreign currencies are not acceptable forms of payment. You may also contact the Funds to request a purchase of Fund shares using securities you own. The Funds reserve the right to refuse or accept such requests in whole or in part.

The Funds will process orders upon receipt in good order by the Funds’ transfer agent. The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agent. Therefore, deposit in the mail or with such services, or receipt at a Fund’s post office box, of purchase orders or redemption requests does not constitute receipt by the Fund.

Redeeming Shares

Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, financial intermediaries and directly through the Funds. Please contact the Fund, your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of shares.

Redemption Payments

In all cases, your redemption price is the net asset value per share next determined after your request is received in good order. “Good order” means that your redemption request includes: (i) the Funds’ name and account number; (ii) the amount of the transaction in dollars or shares; (iii) signatures of you and any other person listed on the account, exactly as the shares are registered; (iv) any certificates you are holding for the account; and (v) any supporting legal documentation that may be required.

Redemption proceeds typically will be sent by the requested method of payment (i.e. check, ACH, or wire) within one to two business days but may take up to seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 10 days. The Funds typically pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, from the sale of portfolio securities, and/or the use of a line of credit. These redemption payment methods are expected to be used in regular and stressed market conditions.

Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your application. Your bank may charge you a fee for wire transfers. Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include a Medallion signature guarantee. Please call 1-833-287-7933 for information on obtaining a Medallion signature guarantee.

The Funds are not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments when shareholder payment instructions are followed.

Redemptions In-Kind

Each Fund reserves the right to make a payment in securities rather than cash. If a Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of a Fund’s remaining shareholders, the Funds may pay redemption proceeds to you in whole or in part with securities held by the Fund. If a Fund decides to redeem in-kind, the redeeming shareholder will generally receive pro-rata slices of the Fund’s portfolio. These pro-rata slices would have similar characteristics to the Funds and will consist of long and short options securities, as well as any other pro-rata share of the securities held in the Funds. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect a Fund’s operations (for example, more than 1% of a Fund’s net assets). However, a Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the net asset value of a Fund during any 90-calendar day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Funds will have the option of redeeming the excess in cash or in-kind. Securities used to redeem Fund shares will be valued as described in “How Fund Shares are Priced” below. A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind. Redemptions in-kind taxed to a redeeming shareholder for federal income tax purposes in the same manner as cash redemptions.

Medallion Signature Guarantees

Each Fund requires a Medallion signature guarantee on any written redemption over $50,000 (but may require additional documentation or a Medallion signature guarantee on any redemption request to help protect against fraud) or for certain types of transfer requests or account registration changes. A Medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The three “recognized” medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and NYSE, Inc. Medallion Signature Program (NYSE MSP). Please call 1-833-287-7933 for information on obtaining a Medallion signature guarantee.

SHARE TRANSACTIONS

Share Certificates

The Funds do not issue share certificates.

Frequent Purchases and Sales of Fund Shares

The Funds do not permit market timing or other abusive trading practices. Each Fund reserves the right, but does not have the obligation, to reject any purchase transaction at any time. In addition, each Fund reserves the right to suspend its offering of shares or to impose restrictions on purchases at any time that are more restrictive than those that are otherwise stated in this Prospectus with respect to disruptive, excessive or short-term trading.

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance. The Board has adopted policies and procedures with respect to frequent purchases and redemptions and to seek to prevent market timing. To minimize harm to the Funds and their shareholders, each Fund reserves the right to reject, in its sole discretion, any purchase order from any investor it believes has a history of abusive trading or whose trading, in its judgment, has been or may be disruptive to the Fund. Such disruption may include trading that may interfere with the efficient management of the Fund, may materially increase a Fund’s transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of a Fund and its shareholders. Each Fund may also refuse purchase transactions from Fund intermediaries it believes may be facilitating or have facilitated abusive trading practices. In making this judgment, a Fund may consider trading done in multiple accounts under common ownership or control.

On a periodic basis, each Fund or its agents may review transaction history reports to identify redemptions that are within a specific time period from a previous purchase in the same account(s) in the Fund, or in multiple accounts that are known to be under common control. Redemptions meeting the criteria will be investigated for possible inappropriate trading.

Certain accounts, in particular omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Fund. Therefore, it becomes more difficult for a Fund to identify market timing or other abusive trading activities in these accounts, and the Funds may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. To the extent abusive or disruptive trading is identified, each Fund will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Funds would address such activity directly, if it were able to do so.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that the Funds’ efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that the Funds will be able to detect or prevent all practices that may disadvantage the Funds.

Verification of Shareholder Transaction Statements

You must contact the Funds in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. A Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

Non-receipt of Purchase Wire/Insufficient Funds Policy

The Funds reserve the right to cancel a purchase if the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. A Fund may charge a fee for insufficient funds and you may be responsible for any fees imposed by your bank and any losses that the Funds may incur as a result of the canceled purchase.

How Fund Shares are Priced

The AST Board of Trustees has approved procedures to be used to value the Funds’ securities for the purposes of determining the Funds’ net asset value. The valuation of the securities of each Fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the Funds to the Administrator.

Each Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day (Monday through Friday). The Funds will not value their securities on any day that the NYSE is closed, including the following observed holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each Fund’s currency valuations, if any, are done as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time). For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third-party pricing vendors approved by the Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security.

When such prices or quotations are not available, or when the Adviser believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before a Fund values its securities.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which a Fund determines its net asset value.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires each Fund or its agents to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth and other information (which may include certain documents) that will allow the Transfer Agent to verify your identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potential criminal activity, the Funds, the Distributor and the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their net asset value at the time of redemption.

DIVIDENDS AND DISTRIBUTIONS

Income Dividends. Income dividends are derived from net investment income (i.e., interest and other income, less any related expenses) each Fund earns from its portfolio securities and other investments. The New Global Allocation Fund intends to distribute any net income to shareholders quarterly, and the New Kansa Bond Fund intends to distribute any net income to shareholders monthly.

Capital Gain Distributions. Capital gain distributions are derived from gains realized when a Fund sells a portfolio security. Long-term capital gains are derived from gains realized when a Fund sells a portfolio security it has owned for more than one year, and short-term capital gains are derived from gains realized when a portfolio security was owned for one year or less. The Funds intend to distribute amounts derived from capital gains to shareholders annually.

Reinvested in Shares or Paid in Cash. Dividends and distributions are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your dividends and/or distributions paid by check and mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. You can change your choice at any time to be effective as of the next dividend or distribution, except that any change given to the Transfer Agent less than five days before the payment date will not be effective until the next dividend or distribution is made.

TAXES

The following information is a general summary of U.S. federal income tax consequences of investments in the Funds for U.S. persons only, which include (i) U.S. citizens or residents, (ii) corporations organized in the United States or under the law of the United States or any state, (iii) an estate whose income is subject to U.S. federal income taxation of its source; or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996. Shareholders that are partnerships or nonresident aliens, foreign trusts or estates, or foreign corporations may be subject to different U.S. federal income tax treatment. If an entity treated as a partnership for U.S. federal income tax purposes is a beneficial owner of Fund shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences regarding your investment in the Funds.

This discussion is based on the assumption that the Funds will qualify under Subchapter M of the Code as regulated investment companies and will satisfy certain distribution requirements so that they are not subject to U.S. income tax in general. There can be no guarantee that these assumptions will be correct.

The Funds expect to distribute substantially all of their ordinary income and net capital gain (in excess of any capital loss carryovers) to its shareholders every year. In turn, shareholders will be taxed on such distributions that they receive, unless the shares are held by certain types of tax-exempt organizations or through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), in which event special rules will apply.

A shareholder subject to U.S. federal income tax will be subject to tax on Fund income dividends and capital gain distributions whether they are paid in cash or reinvested in additional Fund shares.

Distributions.

Distributions properly reported as net capital gain of a Fund will be taxable to Fund shareholders as long-term capital gain, regardless of how long shares of a Fund are held.

Other than distributions of net long-term capital gain, Fund distributions (except exempt-interest dividends, discussed below) will generally be taxable as ordinary income or, if properly designated by a Fund, as “qualified dividend income” taxable to individual and other noncorporate shareholders at the same maximum tax rate applicable to net long-term capital gains, provided that the shareholder receiving the dividend satisfies certain holding period requirements for his or her Fund shares. The amount of distributions from a Fund that will be eligible for the “qualified dividend income” lower maximum rate, however, cannot exceed the amount of dividends received by a Fund that are qualified dividends (i.e., dividends from U.S. corporations or certain qualifying foreign corporations). Thus, to the extent that dividends from a Fund are attributable to other sources, such as taxable interest, fees from securities lending transactions, certain distributions from real estate investment trusts, Code section 988 transactions or are short-term capital gains, such dividends will not be eligible for the lower rate. However, if at least 95% of the Funds’ “gross income” is from qualified dividends, then 100% of its distributions will be eligible for the lower rate. For these purposes, a Fund’s gross income does not include gain from the disposition of stock or securities except to the extent that the net short-term capital gain from such dispositions exceeds the net long-term capital loss from such dispositions. Fund distributions are taxable regardless of whether they are paid in cash or reinvested in additional shares.

A Fund’s investments in options and other derivatives (such as futures contracts and swaps) may change the amount, timing and character of distributions to shareholders. Such investments will be subject to special tax rules, which may accelerate taxable income to the Fund, shorten the holding period of the Fund’s securities, convert short-term capital losses into long-term capital losses, or convert long-term capital gains into short-term capital gains taxable resulting in distributions taxable as ordinary income to shareholders.

Fund distributions of earnings and gains (other than exempt-interest dividends) are taxable to a shareholder even if they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the price paid for the shares. Thus, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution. While in effect a return of capital to the shareholder, the distribution is still taxable even though the shareholder did not participate in these gains. An investor can avoid this by investing soon after a Fund has made a distribution.

Fund dividends paid to corporate shareholders that are attributable to qualifying dividends received from U.S. domestic corporations may be eligible for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

The American Independence Kansas Tax-Exempt Bond Fund anticipates that its income dividends generally will be “exempt-interest dividends,” which are exempt from federal income taxes. However, some dividends will be taxable, such as dividends that are attributable to income on bonds that are acquired at a “market discount,” and distributions of capital gains.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the American Independence Kansas Tax-Exempt Bond Fund generally will not be deductible for federal income tax purposes.

A portion of the exempt-interest dividends paid by the American Independence Kansas Tax-Exempt Bond Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by a shareholder are subject to federal income taxes.

If a shareholder of the American Independence Kansas Tax-Exempt Bond Fund receives an exempt-interest dividend with respect to any share held for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

Sale or Redemption of Fund Shares.

Shareholders of a Fund will recognize taxable capital gain or loss on a sale, exchange or redemption of shares of the applicable Fund, including an exchange of shares for shares of another Fund, based on the difference between the shareholder’s adjusted tax basis in the shares disposed of and the amount received for them. The deductibility of capital losses is subject to limitations.

Gain or loss on the sale, exchange or redemption of Fund shares generally will be long-term if the shareholder’s holding period for the shares disposed of exceeds 12 months. Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Any loss realized on a disposition of shares of a Fund may be disallowed under “wash sale” rules to the extent that the shares disposed of are replaced with other substantially identical shares of the same Fund within a period of 61 days beginning 30 days before the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Generally, distributions on, sales, exchanges or redemptions of shares held in an IRA (or other tax-qualified plan) are not currently taxable.

Cost-basis reporting. The Funds (or their administrative agent) must report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after such date. In addition to the requirement to report the gross proceeds from the sale of Fund shares, the Funds will also be required to report the cost basis information for such shares and indicate whether such shares had a short-term or long-term holding period. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. If a shareholder does not make an election among the available IRS-accepted cost basis methods, the Funds will use a default cost basis method for the shareholder. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them.

Medicare surtax. A Medicare surtax of 3.8% will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Funds and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. Any liability for this additional tax will be reported on, and paid with, the shareholder’s federal income tax return.

Backup withholding. A shareholder of a Fund may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale or exchange of Fund shares if the shareholder (i) has provided either an incorrect tax identification number or no such number, (ii) is subject by the IRS to backup withholding for failure to properly report payments of interest or dividends, (iii) has failed to certify that the shareholder is not subject to backup withholding, or (iv) has not certified that the shareholder is a U.S. person. The backup withholding rate is currently 24% for tax years after 2017 and before 2026.

Foreign Taxes. The Funds may be subject to foreign taxes or foreign tax withholding on dividends, interest and certain capital gains earned from their foreign security investments. A shareholder will likely be ineligible for any offsetting tax credit or tax deduction under U.S. tax laws for the shareholder’s portion of a Fund’s foreign tax obligations. See the statement of additional information for further information.

Annual Notifications. Each year, the Funds will notify shareholders of the tax status of dividends and distributions.

State and Local Income Taxes. Shareholders may also be subject to state and local income taxes on distributions and redemptions. Depending on the laws of a particular state, state and local income taxes may not apply to the portions of distributions paid by the American Independence Kansas Tax-Exempt Bond Fund that are attributable to interest on federal securities or interest on securities of the particular state or local tax jurisdiction. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

Kansas State Income Taxes. The following summary addresses only the Kansas state income tax consequences to U.S. persons who are subject to Kansas state income tax and who invest in the Kansas Fund.

Individuals, trusts and estates resident in Kansas, and corporations subject to tax in Kansas, will not be subject to Kansas income tax on dividends from the Kansas Tax-Exempt Bond Fund that are derived from interest that is exempt from federal income tax and that are received on (i) obligations issued by or on behalf of the State of Kansas or its political subdivision after 1987, (ii) obligations issued by or on behalf of the State of Kansas or its political subdivisions prior to January 1, 1988, the interest on which is expressly exempt from income tax under Kansas law, or (iii) obligations issued by the government of Puerto Rico, Guam or the U.S. Virgin Islands. Such individuals, trusts, estates and corporations will be subject to Kansas income tax on other dividends received from the Fund, including dividends on other obligations and on capital gains.

Tax Cuts and Jobs Act. In 2017, Congress enacted far-reaching changes to the U.S. income tax laws. These changes may directly or indirectly affect investments in the Funds. See the SAI under “TAXES-Tax Cuts and Jobs Act.”

For more information, see the SAI under “TAXES.”

Appendix D

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the period of that Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

The financial highlights presented for the fiscal year ended October 31, 2017 for the Existing Funds have been audited by Grant Thornton LLP. Grant Thornton’s report, along with the Existing Fund’s financial statements, are included in the Existing Fund’s Annual Report to Shareholders (the “Annual Report”) and are incorporated by reference herein. Additional performance information for the Existing Funds is included in the Annual Report. The following information should be read in conjunction with the financial statements and notes thereto.

After completion of the Reorganizations, the performance and accounting data of the Existing Funds will become the performance and accounting data of the New Funds, respectively.

Financial Highlights – American Independence Global Tactical Allocation Fund

Selected data for a share outstanding throughout the year indicated. See NOTES at the end of this Financial Highlights section.

	Per Share Data								Ratios/Supplemental Data
		Investment Operations			Distributions From
	Net Asset Value, Beginning of Period	Net investment income (loss)*	Net realized and unrealized gains (losses)	Increase (Decrease) from operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)**	Net Assets, End of Period (000's)	Ratio of net expenses to average net assets***	Ratio of gross expenses to average net assets(a)***	Ratio of net investment income (loss) to average net assets***	Portfolio turnover rate(b)**
Institutional Class Shares
For the 6-month period ended
4/30/2018	$12.09	$0.09	$0.05	$0.14	$(0.15)	$(0.29)	$(0.44)	$11.79	1.19%	$47,635	0.95%	1.22%	1.57%	92%
For the year ended
10/31/2017	$10.68	$0.22	$1.34	$1.56	$(0.15)	$—	$(0.15)	$12.09	14.78%	$72,454	0.95%	1.23%	1.93%	138%
10/31/2016	$10.52	$0.26	$0.09	$0.35	$(0.19)	$—	$(0.19)	$10.68	3.34%	$45,813	0.95%	1.27%	2.48%	129%
10/31/2015	$10.69	$0.32	$(0.10)	$0.22	$(0.39)	$—	$(0.39)	$10.52	2.10%	$20,028	0.94%	1.33%	2.98%	98%
10/31/2014	$10.18	$0.21	$0.35	$0.56	$(0.05)	$—	$(0.05)	$10.69	5.52%	$6,329	0.90%	1.73%	2.00%	166%
For the period from
9/20/2013 (c) thru 10/31/2013	$10.00	$0.01+	$0.17	$0.18	$—	$—	$—	$10.18	1.80%	$6,934	0.90%	10.18%	6.14%****	19%

Class A Shares
For the 6-month period ended
4/30/2018	$12.04	$0.08	$0.04	$0.12	$(0.14)	$(0.29)	$(0.43)	$11.73	1.02%	$29,333	1.33%	1.72%	1.33%	92%
For the year ended
10/31/2017	$10.64	$0.18	$1.33	$1.51	$(0.11)	$—	$(0.11)	$12.04	14.34%	$61,546	1.33%	1.73%	1.59%	138%
10/31/2016	$10.50	$0.23	$0.08	$0.31	$(0.17)	$—	$(0.17)	$10.64	2.99%	$56,135	1.33%	1.77%	2.23%	129%
10/31/2015	$10.65	$0.29	$(0.10)	$0.19	$(0.34)	$—	$(0.34)	$10.50	1.75%	$38,019	1.28%	1.75%	2.70%	98%
10/31/2014	$10.18	$0.24	$0.27	$0.51	$(0.04)	$—	$(0.04)	$10.65	5.07%	$21,684	1.28%	2.23%	2.32%	166%
For the period from
9/20/2013 (c) thru 10/31/2013	$10.00	$0.00+^	$0.18	$0.18	$—	$—	$—	$10.18	1.80%	$3,876	1.28%	10.77%	0.25%	19%

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Financial Highlights – American Independence Kansas Tax-Exempt Bond Fund

Selected data for a share outstanding throughout the year indicated. See NOTES at the end of this Financial Highlights section.

	Per Share Data								Ratios/Supplemental Data
		Investment Operations			Distributions From
	Net Asset Value, Beginning of Year	Net investment income (loss)*	Net realized and unrealized gains (losses)	Increase (Decrease) from operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets(a)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(b)
Institutional Class Shares
For the 6-month period ended
4/30/2018	$10.88	$0.16	$(0.24)	$(0.08)	$(0.16)	$—	$(0.16)	$10.64	(0.78%)	$144,260	0.48%	0.65%	2.91%	10%
For the year ended
10/31/2017	$11.09	$0.32	$(0.21)	$0.11	$(0.32)	$—	$(0.32)	$10.88	1.04%	$167,374	0.48%	0.61%	2.95%	9%
10/31/2016	$11.11	$0.33	$(0.02)	$0.31	$(0.33)	$—	$(0.33)	$11.09	2.80%	$190,780	0.48%	0.60%	2.94%	10%
10/31/2015	$11.16	$0.35	$(0.05)	$0.30	$(0.35)	$—	$(0.35)	$11.11	2.70%	$181,983	0.48%	0.60%	3.12%	13%
10/31/2014	$10.80	$0.37+	$0.36	$0.73	$(0.37)	$—	$(0.37)	$11.16	6.89%	$183,423	0.48%	0.58%	3.39%	1%
10/31/2013	$11.28	$0.35+	$(0.48)	$(0.13)	$(0.35)	$—	$(0.35)	$10.80	(1.13%)	$232,502	0.48%	0.55%	3.20%	8%

Class A Shares
For the 6-month period ended
4/30/2018	$10.88	$0.14	$(0.25)	$(0.11)	$(0.13)	$—	$(0.13)	$10.64	(0.97%)	$7,458	0.87%	1.15%	2.53%	10%
For the year ended
10/31/2017	$11.09	$0.28	$(0.21)	$0.07	$(0.28)	$—	$(0.28)	$10.88	0.65%	$11,462	0.87%	1.11%	2.56%	9%
10/31/2016	$11.11	$0.29	$(0.02)	$0.27	$(0.29)	$—	$(0.29)	$11.09	2.41%	$11,509	0.87%	1.10%	2.55%	10%
10/31/2015	$11.16	$0.31	$(0.05)	$0.26	$(0.31)	$—	$(0.31)	$11.11	2.34%	$10,620	0.83%	1.03%	2.76%	13%
10/31/2014	$10.80	$0.33+	$0.36	$0.69	$(0.33)	$—	$(0.33)	$11.16	6.47%	$10,186	0.87%	1.08%	3.00%	1%
10/31/2013	$11.28	$0.31+	$(0.48)	$(0.17)	$(0.31)	$—	$(0.31)	$10.80	(1.52%)	$9,815	0.87%	1.05%	2.82%	8%

NOTES FOR FINANCIAL HIGHLIGHTS

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)	Date of commencement of operations.

*	Calculated based on average shares outstanding during the year or period, unless otherwise noted.

**	Not annualized for periods less than one full year.

***	Annualized for periods less than one full year.

****	Due to the short life of the Fund and significant cash inflows into the Institutional Class at the end of the year; the ratio of net investment income is not indicative of future results.

^	Rounds to less than $0.01.

+	Calculated based on ending shares outstanding during the period.

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